As filed with the SEC on April 6, 2004





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No.  33-2659
                 ---------


Pre-Effective Amendment No.
                                        -------
Post-Effective Amendment No.               58
                                        -------


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No. 811-4556


Amendment No.       59
                ---------


                       (Check appropriate box or boxes.)

                         TRANSAMERICA IDEX MUTUAL FUNDS
--------------------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

              570 Carillon Parkway, St. Petersburg, Florida 33716
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

       John K. Carter, Esq. P.O. Box 5068, Clearwater, Florida 33758-5068

--------------------------------------------------------------------------------

                    (Name and Address of Agent for Service)

--------------------------------------------------------------------------------


Approximate date of proposed public offering:

It is proposed that this filing will become effective:

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[X] On June 5, 2004 pursuant to paragraph (a)(1) of Rule 485.

[ ] On June 1, 2004 pursuant to paragraph (a)(2) of Rule 485.

[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ] On (Date) pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PLEASE NOTE: This Filing is filed for the purpose of adding a share class, namely Class I, to the existing series of Transamerica IDEX Mutual Mutual Funds and it does not impact the current effective series of the Fund as filed on March 1, 2004.

                                    -Front-
                                     Cover
                                  Transamerica
                               IDEX Mutual Funds
                                  June 1, 2004
                                    I Shares

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Transamerica IDEX Mutual Funds (TA IDEX) (formerly, IDEX Mutual Funds) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI) (see back cover).



In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.




PLEASE NOTE: THIS PROSPECTUS INCLUDES CLASS I SHARES ONLY. CLASS I SHARES OF THE TA IDEX FUNDS LISTED IN THIS PROSPECTUS ARE ONLY OFFERED FOR INVESTMENT TO CERTAIN STRATEGIC ASSET ALLOCATION PORTFOLIOS. THESE SHARES ARE OFFERED TO THE FOLLOWING TA IDEX STRATEGIC ASSET ALLOCATION FUNDS: TA IDEX ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO, TA IDEX ASSET ALLOCATION -- GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO AND TA IDEX ASSET ALLOCATION -- MODERATE PORTFOLIO, AND ARE OFFERED TO THE STRATEGIC ASSET ALLOCATION FUNDS OF AEGON/TRANSAMERICA SERIES FUND, INC. ("ATSF"): ATSF ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO, ATSF ASSET ALLOCATION -- GROWTH PORTFOLIO, ATSF ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO AND ATSF ASSET ALLOCATION -- MODERATE PORTFOLIO.


TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(BULLSEYE ICON)
        The target directs you to a fund's goal or objective.

(CHESSPIECE ICON)
        The chess piece indicates discussion about a fund's strategies.

(WARNING SIGN ICON)
        The warning sign indicates the risks of investing in a fund.

(GRAPH ICON)
        The graph indicates investment performance.

(DOLLAR SIGN ICON)
        The dollar sign indicates fees and expenses you may incur.

(QUESTION MARK ICON)

        The question mark provides additional information about TA IDEX or may direct you to sources for further information.



AN INVESTMENT IN A TA IDEX FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



 TRANSAMERICA IDEX MUTUAL FUNDS -- CLASS I


 (FORMERLY, IDEX MUTUAL FUNDS)

TABLE OF CONTENTS


- LARGE CAP FUNDS
  TA IDEX American Century Large Company
    Value..................................    2
  TA IDEX Salomon Investors Value..........    4
  TA IDEX Marsico Growth...................    6
  TA IDEX Transamerica Equity..............    8
  TA IDEX Great Companies -- America(SM)...   10
  TA IDEX Janus Growth.....................   12
  TA IDEX T. Rowe Price Tax-Efficient
    Growth.................................   14
- MID-CAP FUNDS
  TA IDEX Jennison Growth..................   16
  TA IDEX Salomon All Cap..................   18
  TA IDEX Transamerica Growth
    Opportunities..........................   20
- SMALL-CAP FUNDS
  TA IDEX Transamerica Small/Mid Cap
    Value..................................   22
  TA IDEX T. Rowe Price Small Cap..........   24
- BALANCED FUNDS
  TA IDEX Transamerica Balanced............   26
  TA IDEX Transamerica Value Balanced......   29
- INTERNATIONAL/GLOBAL FUNDS
  TA IDEX American Century International...   31
  TA IDEX Templeton Great Companies Global
    (formerly IDEX Great Companies --
    Global(2)).............................   33
- SPECIALTY FUNDS
  TA IDEX Clarion Real Estate Securities...   36
  TA IDEX Great Companies --
    Technology(SM).........................   38
  TA IDEX T. Rowe Price Health Sciences....   40
- BOND FUNDS
  TA IDEX PIMCO Real Return TIPS...........   43
  TA IDEX PIMCO Total Return...............   46
  TA IDEX Transamerica Flexible Income.....   48
  TA IDEX Transamerica Conservative High-
    Yield Bond.............................   51
  TA IDEX Transamerica Convertible
    Securities.............................   53
  TA IDEX Federated Tax Exempt.............   55
- MONEY MARKET FUND
  TA IDEX Transamerica Money Market........   57
SHAREHOLDER INFORMATION....................   59
FINANCIAL HIGHLIGHTS.......................   67
EXPLANATION OF STRATEGIES AND RISKS --
  APPENDIX A...............................  A-1
BOND RATINGS -- APPENDIX B.................  B-1

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

(FORMERLY, IDEX AMERICAN CENTURY INCOME & GROWTH)

SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE

THE OBJECTIVE OF TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE IS TO SEEK LONG-TERM CAPITAL GROWTH; INCOME IS A SECONDARY GOAL.
(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

- U.S. EQUITY SECURITIES

The fund invests primarily in larger companies. Under normal market conditions the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Index.

The fund's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been over looked by the market. To identify these companies, the fund managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the fund's assets invested in U.S. equity securities at all times. When the managers believe it is prudent, the fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, nonleveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the fund managers cannot invest in a derivative security if it would be possible for the fund to lose more money than it invested. A complete description of these investments and the associated risks is in the section entitled "Explanation of Strategies and Risks," in Appendix A of the prospectus.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or short-term debt securities. To the extent the fund assumes a defensive position, it will not be pursuing its objective of capital growth. (WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days
   - forward foreign currency contracts for hedging

- DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

   - inaccurate market predictions -- an anticipated increase may result in a loss instead
   - prices may not match -- substantial losses may result when there is movement in the price of financial contracts
   - illiquid markets -- the fund may not be able to control losses if there is no market for the contracts
   - tax consequences -- the fund may have to delay closing out certain positions to avoid adverse tax consequences
   - leveraging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

The fund may be appropriate for the investor who is seeking long-term capital growth from his or her investment, is comfortable with the fund's short-term price volatility and the risks associated with the fund's investment strategy, or is investing through an IRA or other tax-advantaged retirement plans.

(GRAPH ICON)
        PAST PERFORMANCE(1)(2)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

                            2002             2003
                            ----             ----
                           (19.77)           28.02

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/2003      16.05%
Worst Quarter:                       09/30/2002     (17.41)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
-------------------------------------------------------------
Return before taxes                        20.98%     (2.20)%
Return after taxes on distributions*       20.95%     (2.20)%
Return after taxes on distributions and
sale of fund shares*                       13.64%     (1.86)%
-------------------------------------------------------------
S&P 500                                    28.67%     (3.80)%
(reflects no deduction for fees,
expenses, or taxes)
-------------------------------------------------------------

*The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2001.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

(2) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed a different investment strategy.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.90%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.50%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.40%
EXPENSE REDUCTION (A)                             .30%
                                            ---------------------------------
NET OPERATING EXPENSES                           1.10%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05 for expenses that exceed 1.15%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.15%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           112      414       737       1,654
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
    I                       112      414       737       1,654
---------------------------------------------------------------

TA IDEX SALOMON INVESTORS VALUE



(FORMERLY, IDEX SALOMON INVESTORS VALUE)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX SALOMON INVESTORS VALUE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. CURRENT INCOME IS A SECONDARY OBJECTIVE.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in:

- common stocks of established U.S. companies. SaBAM emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risks. The fund manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. The fund manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.


In selecting individual companies for investment, SaBAM looks for:



- Share prices that appear to be temporarily oversold or do not reflect positive company developments.


- Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.


- Special situations including corporate events, changes in management, regulatory changes or turnaround situations.


- Company specific items such as competitive market position, competitive services, experienced management team and stable financial condition.


To a lesser degree, the fund invests in income producing securities such as debt securities.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


- INVESTOR PROFILE


This fund may be appropriate for investors who seek long-term capital appreciation and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)
        PAST PERFORMANCE(1)(2)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

        1998             1999      2000      2001      2002      2003
        ----             ----      ----      ----      ----      ----
       (7.24)            8.32     17.30     (1.87)   (20.29)    29.09

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                       06/30/2003       18.74%
Worst Quarter:                      09/30/2002      (20.39)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                      LIFE OF
                                 ONE YEAR   5 YEARS   FUND***
-------------------------------------------------------------
Return before taxes                21.99%      3.93%    4.36%
Return after taxes on
distributions*                     21.81%      3.74%    4.10%
Return after taxes on
distributions and sale of fund
shares*                            14.29%      3.29%    3.68%
-------------------------------------------------------------
S&P 500                            28.67%     (0.57)%   6.73%
(reflects no deduction for
fees, expenses, or taxes)
-------------------------------------------------------------

* The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 1997.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(2) Prior to March 1, 2002, this fund was named IDEX NWQ Value Equity and was managed by NWQ Investment Management Company, Inc.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.09%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.89%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05, for expenses that exceed 1.00%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I            91      284       493       1,096
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I            91      284       493       1,096
---------------------------------------------------

TA IDEX MARSICO GROWTH

(FORMERLY, IDEX MARSICO GROWTH)

SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE

THE INVESTMENT OBJECTIVE OF TA IDEX MARSICO GROWTH IS TO SEEK LONG-TERM GROWTH OF CAPITAL.
(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Banc of America Capital Management, LLC (BACAP), has entered into an agreement with Marsico Capital Management, LLC (Marsico), under which Marsico provides portfolio management to the fund. Marsico seeks to achieve this objective by investing principally in:

   - common stocks

This fund, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential.

Stocks for this fund are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management, and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

   - prospects for above-average sales and earnings growth per share
   - high return on invested capital
   - free cash flow generation
   - sound balance sheet, financial and accounting policies, and overall financial strength
   - apparent use of conservative accounting standards, and transparent financial disclosure
   - strong competitive advantages
   - effective research, product development, and marketing
   - pricing flexibility
   - strength of management
   - general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the fund's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the fund's assets in cash or short-term debt instruments. This may result in the fund not achieving its investment objective during the time while it is in this temporary defensive posture.

While the fund invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)
        PAST PERFORMANCE(1)(2)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

        2000              2001        2002        2003
        ----              ----        ----        ----
       (8.22)           (14.19)     (27.12)      27.23

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   -------
Best Quarter:                        06/30/2003       12.50%
Worst Quarter:                       09/30/2002      (16.03)%
-----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
------------------------------------------------------------
Return before taxes                        20.24%    (2.77)%
Return after taxes on distributions*       20.24%    (2.87)%
Return after taxes on distributions and
sale of fund shares*                       13.15%    (2.39)%
------------------------------------------------------------
S&P 500                                    28.67%    (0.78)%
(reflects no deduction for fees,
expenses, or taxes)
------------------------------------------------------------

* The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 1999.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(2) Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this fund.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.22%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.02%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05 for expenses that exceed 1.00%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           102      323       561      1,246
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           102      323       561      1,246
---------------------------------------------------

TA IDEX TRANSAMERICA EQUITY



(FORMERLY, IDEX TRANSAMERICA EQUITY)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX TRANSAMERICA EQUITY IS TO MAXIMIZE LONG-TERM GROWTH.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

   - equity securities

TIM generally invests at least 80% of the fund's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

   - shareholder-oriented management
   - dominance in market share
   - cost production advantages
   - leading brands
   - self-financed growth
   - attractive reinvestment opportunities


While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.


TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the fund's principal investment strategies). To the extent it invests in these securities, the fund may not be able to achieve its investment objective.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- STOCK SELECTION ANALYSIS

The criteria used by TIM to evaluate securities and companies to include in the fund's portfolio may not be effective and may cause overall returns to be lower than if other evaluation methods are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


 WHAT IS A "BOTTOM UP" ANALYSIS?
  When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

- INVESTOR PROFILE

This fund may be appropriate for long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

                          2001        2002        2003
                          ----        ----        ----
                        (17.53)     (23.39)      29.78

---------------------------------------------------------

                                  QUARTER ENDED    RETURN
CLASS A SHARES:                   -------------   --------
Best Quarter:                     12/31/2001        12.85%
Worst Quarter:                    09/30/2001      (18.39)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
-------------------------------------------------------------
Return before taxes                        22.65%      (9.58)%
Return after taxes on distributions*       22.65%      (9.58)%
Return after taxes on distributions and
  sale of fund shares*                     14.72%      (7.96)%
-------------------------------------------------------------
S&P 500                                    28.67%      (3.80)%
(reflects no deduction for fees,
expenses, or taxes)
-------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2000.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
                                                 ----
Distribution and service (12b-1) fees             N/A
                                                 ----
Other expenses                                   0.18%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.98%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05 for expenses that exceed 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           100      312        542      1,201
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           100      312        542      1,201
---------------------------------------------------

TA IDEX GREAT COMPANIES -- AMERICA(SM)



(FORMERLY, IDEX GREAT COMPANIES -- AMERICA(SM))


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX GREAT COMPANIES -- AMERICA(SM) IS LONG-TERM GROWTH OF CAPITAL.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing principally in:

   - large-cap stocks

The fund seeks to invest in common stocks of large, established, United States based companies. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for at least 50 years and survived the founder; have a market cap in excess of $15 billion; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.


The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the fund's benchmark over a set period of time. The sub-adviser will use the Standard & Poor's 500 Price Composite Stock Index as the performance benchmark for the fund.


Companies identified by the sub-adviser for inclusion in the fund's portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the fund's portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.


To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value investing. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.


Great Companies strives to manage the fund in a tax efficient manner by minimizing capital gains distributions through its investment strategy. To do so, Great Companies uses the following strategies:

    1. Whenever it intends to make a sale, it will sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

    2. When taxable dividends and interest accumulates, it looks for short term losses to take to offset the income.

    In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

    There is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- ESTABLISHED COMPANY STOCKS

Because companies in which this fund invests must have been in existence for at least a 50-year period, certain sector stocks, which would otherwise present attractive investment opportunities, will not be selected for the fund.

- PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


 WHAT IS A NON-DIVERSIFIED FUND?
  A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests in a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets in one issuer.

- INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

                          2001        2002        2003
                          ----        ----        ----
                        (12.02)     (21.57)      23.80

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                       06/30/2003       12.74%
Worst Quarter:                      06/30/2002      (16.08)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                    LIFE OF
                                       ONE YEAR     FUND***
-----------------------------------------------------------
Return before taxes                      16.99%      (3.63)%
Return after taxes on distributions*     16.99%      (3.63)%
Return after taxes on distributions
and sale of fund shares*                 11.05%      (3.11)%
-----------------------------------------------------------
S&P 500                                  28.67%      (7.03)%
(reflects no deduction for fees,
expenses, or taxes)
-----------------------------------------------------------

* The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**After-tax returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on September 15, 2000.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.12%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.92%
EXPENSE REDUCTION (a)                             N/A
                                            ---------------------------------
NET OPERATING EXPENSES                           0.92%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05, for expenses that exceed 1.00%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
  I             94       293       509      1,131
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
  I             94       293       509      1,131
---------------------------------------------------

TA IDEX JANUS GROWTH



(FORMERLY, IDEX JANUS GROWTH)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX JANUS GROWTH IS GROWTH OF CAPITAL.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve this objective by investing principally in:

   - equity securities listed on national exchanges or on NASDAQ which the fund's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The fund's main strategy is to invest almost all of its assets in equity securities at times when the fund's manager believes the market environment favors such investing.

The fund's manager builds the fund one company at a time, emphasizing growth of capital by investing in companies the fund's manager believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the fund's manager also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the fund's manager subjects each company to a rigorous "bottom up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the fund.

Although themes may emerge in the fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the fund, and any income realized on the fund's investments is incidental to its objective.

The fund's manager may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the fund invests principally in equity securities, the fund's manager may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investments objective.

 WHAT IS A "BOTTOM UP" ANALYSIS?
  When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days
   - forward foreign currency contracts for hedging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


- INVESTOR PROFILE

This fund may be appropriate for investors who want capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in the value of their investment.

(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

        1994             1995      1996      1997      1998      1999      2000      2001      2002      2003
        ----             ----      ----      ----      ----      ----      ----      ----      ----      ----
       (8.47)           47.12     17.06     16.82     63.98     58.46    (28.22)   (28.29)   (30.68)    31.54

---------------------------------------------------------

                                    QUARTER ENDED    RETURN
CLASS A SHARES:                    ---------------   ------
Best Quarter:                        12/31/1999       31.77%
Worst Quarter:                       09/30/2001      (31.66)%
-----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                              ONE YEAR    5 YEARS     10 YEARS
---------------------------------------------------------------
Return before taxes             24.30%      (6.81)%       7.82%
Return after taxes on
distributions*                  24.30%      (7.72)%       6.10%
Return after taxes on
distributions and sale of
fund shares*                    15.80%      (5.44)%       6.33%
---------------------------------------------------------------
S&P 500                         28.67%      (0.57)%      11.06%
(reflects no deduction for
fees, expenses, or taxes)
---------------------------------------------------------------

* The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**After-tax returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                                    CLASS OF SHARES
                                                           I
-------------------------------------------------------------------
Management fees                                          0.87%
Distribution and service (12b-1) fees                     N/A
Other expenses                                           0.11%
                                                    ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.98%
-------------------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05 for expenses that exceed 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
   I           100       312       542      1,201
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
   I           100       312       542      1,201
---------------------------------------------------

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH



(FORMERLY, IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE INVESTMENT OBJECTIVE OF TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH IS TO SEEK ATTRACTIVE LONG-TERM CAPITAL APPRECIATION ON AN AFTER-TAX BASIS.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve this objective by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.

T. Rowe Price selects stocks based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics:
   - a demonstrated ability to consistently increase revenues, earnings, and cash flow
   - capable management
   - attractive business niches
   - a sustainable competitive advantage

Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate are also considered. T. Rowe Price typically limits holdings of high-yielding stocks, but the payment of dividends -- even above-average dividends -- does not disqualify a stock from consideration.


In pursuing the fund's objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


In an effort to achieve the fund's goal of minimizing taxable distributions, T. Rowe Price strives to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when T. Rowe Price believes the risk of holding a security outweighs tax considerations. When gains are taken, T. Rowe Price will attempt to offset them with losses from other securities.


While most assets will be invested in U.S. common stock, other securities may also be purchased, including foreign stocks (up to 25% of total assets), futures, and options, in keeping with fund objectives.


The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS


Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price savings than the broader market.


- FOREIGN STOCKS


Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:


   - changes in currency values


   - currency speculation


   - currency trading costs


   - different accounting and reporting practices


   - less information available to the public


   - less (or different) regulation of securities markets


   - more complex business negotiations


   - less liquidity


   - more fluctuations in prices


   - delays in settling foreign securities transactions


   - higher costs for holding shares (custodial fees)


   - higher transaction costs


   - vulnerability to seizure and taxes


   - political instability and small markets


   - different market trading days


   - forward foreign currency contracts for hedging

- STOCK SELECTION ANALYSIS

There is no guarantee the fund's attempt to manage the portfolio in a tax-efficient manner will be successful.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who want a long-term approach to building capital and who can tolerate the greater risk of share price declines that accompanies an all-stock portfolio. The higher your tax bracket, the more likely the fund will be appropriate.

(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

        2000              2001        2002        2003
        ----              ----        ----        ----
        9.44             (4.75)     (22.76)      29.65

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/2003      17.46%
Worst Quarter:                       06/30/2002     (17.18)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
------------------------------------------------------------
Return before taxes                         22.52%    (0.23)%
Return after taxes on distributions*        22.52%    (0.34)%
Return after taxes on distributions and
sale of fund shares*                        14.64%    (0.27)%
------------------------------------------------------------
S&P 500                                     28.67%    (0.78)%
(reflects no deduction for fees,
expenses, or taxes)
------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 1999.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.75%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.26%
                                            ---------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.01%
EXPENSE REDUCTION (a)                            0.06%
                                            -------------
NET OPERATING EXPENSES                           0.95%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05 for expenses that exceed 0.95%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           97       316       552      1,231
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           97       316       552      1,231
---------------------------------------------------

TA IDEX JENNISON GROWTH



(FORMERLY, IDEX JENNISON EQUITY OPPORTUNITY)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX JENNISON GROWTH IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES


The fund's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the fund's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium- to large-capitalization companies.



The sub-adviser uses a "bottom up" approach, researching and evaluating individual companies, to manage the fund's investments.



In selecting stocks for the fund, the sub-adviser looks for companies with the following financial characteristics:



   - Superior absolute and relative earnings growth


   - Above average revenue and earnings per share growth


   - Sustainable or improving profitability


   - Strong balance sheets



In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the fund invests have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:



   - Strong market position with a defensible franchise


   - Unique marketing competence


   - Strong research and development leading to superior new product flow


   - Capable and disciplined management



Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers. For purposes of the 20% limit, American Deposit Receipts (ADRs) and other similar receipts or shares are not considered to be foreign securities.



The fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.


WHAT IS A "BOTTOM UP" ANALYSIS?


When a sub-adviser used a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.


(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:
   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days
   - forward foreign currency contracts for hedging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


- INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

        1997             1998      1999      2000      2001      2002      2003
        ----             ----      ----      ----      ----      ----      ----
        21.11           (5.34)    29.33    (28.56)    10.06    (20.92)    30.94

---------------------------------------------------------

                                   QUARTER ENDED   RETURN
CLASS A SHARES:                    -------------   -------
Best Quarter:                       12/31/1998       24.98%
Worst Quarter:                      09/30/1998      (24.42)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                      LIFE OF
                                ONE YEAR   5 YEARS    FUND***
-------------------------------------------------------------
Return before taxes               23.74%     (0.10)%    2.90%
Return after taxes on
  distributions*                  23.74%     (1.16)%    1.32%
Return after taxes on
distributions and sale of fund
shares*                           15.43%     (0.76)%    1.54%
-------------------------------------------------------------
S&P 500                           28.67%     (0.57)%    9.02%
(reflects no deduction for fees,
  expenses, or taxes)
-------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on February 1, 1996.

(1)Jennison has been the fund's sub-adviser since December 1, 2000. Prior to that date, a different firm managed the fund and the performance set forth prior to December 1, 2000 is attributable to that firm. Also, prior to March 1, 2004, the fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.20%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.00%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05 for expenses that exceed 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          102       318       552      1,225
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          102       318       552      1,225
---------------------------------------------------

TA IDEX SALOMON ALL CAP



(FORMERLY, IDEX SALOMON ALL CAP)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE INVESTMENT OBJECTIVE OF TA IDEX SALOMON ALL CAP IS TO SEEK CAPITAL APPRECIATION.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES


The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The fund may invest in non-dividend paying stocks.


SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.


When evaluating an individual stock, SaBAM's looks for:


   - Low market valuations measured by the manager's valuation models.
   - Positive changes in earnings prospects because of factors such as:

     - New, improved or unique products and services

     - New or rapidly expanding markets for the company's products

     - New management

     - Changes in the economic, financial, regulatory or political environment particularly affecting the company

     - Effective research, product development and marketing

     - A business strategy not yet recognized by the marketplace


The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to pursue its investment objective.



While the fund invests principally in common stocks, the fund may, to a lesser extent, invest in cash equivalent or other securities and investment strategies in pursuit of its investment objective.


(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the fund's holdings may fluctuate in price, the value of your investment in the fund will go up and down.

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- PREFERRED STOCKS

These stocks come with a promise to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


 WHAT IS A NON-DIVERSIFIED FUND?
  A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

- INVESTOR PROFILE

This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations in their investments.

(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index (Russell 3000), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

        2000              2001        2002        2003
        ----              ----        ----        ----
        16.88             1.55      (26.86)      37.56

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/2003      22.99%
Worst Quarter:                       09/30/2002     (21.67)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
------------------------------------------------------------
Return before taxes                        29.99%     8.31%
Return after taxes on distributions*       29.99%     7.84%
Return after taxes on distributions and
sale of fund shares*                       19.50%     6.91%
------------------------------------------------------------
Russell 3000                               31.06%     0.44%
(reflects no deduction for fees,
expenses, or taxes)
------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 1999.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.11%
                                            ---------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.91%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05, for expenses that exceed 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           93       290       504      1,120
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           93       290       504      1,120
---------------------------------------------------

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES



(FORMERLY, IDEX TRANSAMERICA GROWTH OPPORTUNITIES)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES IS TO MAXIMIZE LONG-TERM GROWTH.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the fund's principal investment strategies). To the extent it is invested in these securities, the fund may not be able to achieve its investment objective.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


 WHAT IS A "BOTTOM UP" ANALYSIS?
  When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

- INVESTOR PROFILE

This fund may be appropriate for long-term investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth.

(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Growth Index (Russell 2500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

                          2001        2002        2003
                          ----        ----     ----------
                        (17.69)     (13.69)      30.61

---------------------------------------------------------

                       QUARTER ENDED          RETURN
CLASS A SHARES:        -------------   --------------------
Best Quarter:           12/31/2001                   23.35%
Worst Quarter:          03/31/2001                 (34.23)%
-----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
------------------------------------------------------------
Return before taxes                       23.42%      (12.89)%
Return after taxes on distributions*      23.42%      (12.89)%
Return after taxes on distributions and
sale of fund shares*                      15.23%      (10.61)%
------------------------------------------------------------
Russell 2500                              46.31%      (11.67)%
(reflects no deduction for fees,
expenses, or taxes)
------------------------------------------------------------

* The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2000.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.22%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.02%
EXPENSE REDUCTION (a)                            0.02%
                                            ---------------------------------
NET OPERATING EXPENSES                           1.00%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA for the period through 5/31/05 for expenses that exceed 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
  I             102      323       561       1,246
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           102      323       561       1,246
---------------------------------------------------

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
(FORMERLY, IDEX ISABELLE SMALL CAP VALUE)

SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE

THE OBJECTIVE OF TA IDEX TRANSAMERICA SMALL/MID CAP VALUE IS TO SEEK TO MAXIMIZE TOTAL RETURN.
(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in domestic equities and money market instruments.

The fund generally will invest in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. This quantitative blueprint is overlaid with an analysis of the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the Fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- MANAGEMENT RISK

Your investment in the fund varies with the success and failure of TIM's value-oriented investment strategies and TIM's research, analysis and selection of portfolio securities. If TIM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

- SMALL-SIZED OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

The fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(GRAPH ICON)
        PAST PERFORMANCE(1)(2)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Value Index (Russell 2500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. Returns shown were achieved while another investment manager, Ironwood Capital Management, LLC, served as sub-adviser to the fund, and the fund had a different investment objective. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

          2002                   2003
         (15.61)                 50.35

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   -------
Best Quarter:                        06/30/2003       30.88%
Worst Quarter:                       09/30/2002      (26.15)%
-----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
------------------------------------------------------------
Return before taxes                        42.08%     11.13%
Return after taxes on distributions*       42.01%     11.11%
Return after taxes on distributions and
sale of fund shares*                       27.44%      9.59%
------------------------------------------------------------
Russell 2500                               44.93%     14.79%
(reflects no deduction for fees,
expenses, or taxes)
------------------------------------------------------------

* The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on April 2, 2001.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

(2) Prior to March 1, 2004, a different sub-adviser managed this fund and the fund employed a different investment style.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.14%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.94%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05, for expenses that exceed 1.10%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.10%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I            96      300       520       1,155
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I            96      300       520       1,155
---------------------------------------------------

TA IDEX T. ROWE PRICE SMALL CAP



(FORMERLY, IDEX T. ROWE PRICE SMALL CAP)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE INVESTMENT OBJECTIVE OF TA IDEX T. ROWE PRICE SMALL CAP IS TO SEEK LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF SMALL GROWTH COMPANIES.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the fund's objective by investing fund assets principally in:
   -  common stocks of small-cap growth companies


This fund will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500) which was approximately $40 billion and below as of December 31, 2003, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the fund's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)



The fund intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on fund performance.


T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the fund's portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

 WHAT IS A QUANTITATIVE MODEL?
  A quantitative model is fashioned by a fund's sub-adviser to assist the sub-adviser in evaluating a potential security. The sub-adviser creates a model that is designed using characteristics that the sub-adviser deems advantageous in a security. The sub-adviser then compares a potential security's characteristics against those of the model, and makes a determination of whether or not to purchase the security based on the results of that comparison.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

 WHAT IS A TOP-DOWN APPROACH?
  When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.


While the fund invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.


- SMALL-CAP GROWTH COMPANIES


Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since the fund will typically be fully invested in this market sector, investors are fully exposed to its volatility.

- QUANTITATIVE MODELS


A quantitative model that is developed to select stocks may not be effective. As a result, overall returns of the fund may be lower than if other methods were used to select the stock held by the fund.



- FOREIGN STOCKS



Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:


   - changes in currency values


   - currency speculation


   - currency trading costs


   - different accounting and reporting practices


   - less information available to the public


   - less (or different) regulation of securities markets


   - more complex business negotiations


   - less liquidity


   - more fluctuations in prices


   - delays in settling foreign securities transactions


   - higher costs for holding shares (custodial fees)


   - higher transaction costs


   - vulnerability to seizure and taxes


   - political instability and small markets

   - different market trading days
   - forward foreign currency contracts for hedging

- STOCK SELECTION ANALYSIS

There is no guarantee the fund's attempt to manage the portfolio in a tax-efficient manner will be successful.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who want an aggressive, long-term approach to building capital and who can tolerate significant fluctuations inherent in small-cap stock investing.
(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index (Russell 2000), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

        2000              2001        2002        2003
        ----              ----        ----        ----
       (9.15)           (10.09)     (27.79)      38.21

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        12/31/2001      25.15%
Worst Quarter:                       09/30/2001     (25.04)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
------------------------------------------------------------
Return before taxes                        30.61%     1.22%
Return after taxes on distributions*       30.61%     1.03%
Return after taxes on distributions
and sale of fund shares*                   19.90%     0.93%
------------------------------------------------------------
Russell 2000                               47.25%     8.96%
(reflects no deduction for fees,
  expenses, or taxes)
------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 1999.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.28%
                                            ---------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.08%
EXPENSE REDUCTION (a)                             .08%
                                            -------------
NET OPERATING EXPENSES                           1.00%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA for the period through 5/31/05 for expenses that exceed 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          102       336       588      1,310
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          102       336       588      1,310
---------------------------------------------------

TA IDEX TRANSAMERICA BALANCED



(FORMERLY, IDEX JANUS BALANCED)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX JANUS BALANCED IS LONG-TERM CAPITAL GROWTH AND CURRENT INCOME WITH A SECONDARY OBJECTIVE OF CAPITAL PRESENTATION, BY BALANCING INVESTMENTS AMONG STOCKS, BONDS AND CASH OR CASH EQUIVALENTS.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES


The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible debt securities.



The portfolio may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the portfolio is not achieving its investment objective.



To achieve its goal the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds of good credit quality purchased at favorable prices.



TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.



Equity Investments -- TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:


   - the quality of the management team;


   - the company's ability to earn returns on capital in excess of the cost of capital;


   - competitive barriers to entry; and


   - the financial condition of the company.


TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.



Fixed Income Investments -- TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also complies bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.


 WHAT IS "BOTTOM UP" ANALYSIS?
  When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:


- STOCKS


While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.


- BONDS



Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:


   - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.


   - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.


   - DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.
   - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.
   - LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.
   - LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.
   - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who seek capital growth and income from the same investment, but who also want an investment that sustains value by maintaining a balance between equity and debt (stocks and bonds). The fund is not for investors who desire a consistent level of income.
(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Index (S&P 500) and the Lehman Brothers U.S. Government/Credit Index (LBGC), widely recognized unmanaged indexes of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

        1995             1996      1997      1998      1999      2000      2001      2002      2003
        ----             ----      ----      ----      ----      ----      ----      ----      ----
        25.20           16.60     21.17     30.78     23.55     (3.39)    (5.83)    (7.22)    12.91

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        12/31/1998     18.31%
Worst Quarter:                       03/31/2001     (5.87)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                        LIFE OF
                              ONE YEAR     5 YEARS      FUND***
---------------------------------------------------------------
Return before taxes             6.70%        2.16%       10.95%
Return after taxes on
  distribution*                 6.28%        1.47%        9.20%
Return after taxes on
distributions and sale of
fund shares*                    4.33%        1.46%        8.52%
---------------------------------------------------------------
S&P 500                        28.67%       (0.57)%      12.26%
LBGC                            4.67%        6.66%        8.21%
(reflects no deduction for
fees, expenses, or taxes)
---------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on December 2, 1994.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.96%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.11%
                                          ---------
TOTAL ANNUAL FUND OPERATING EXPENSES           1.07%
---------------------------------------------------------

(a) The fund has a contractual arrangement with ATFA through 5/31/05, for expenses that exceed 1.20%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           109      340       590       1,306
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           109      340       590       1,306
---------------------------------------------------

TA IDEX TRANSAMERICA VALUE BALANCED



(FORMERLY, IDEX TRANSAMERICA VALUE BALANCED)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX TRANSAMERICA VALUE BALANCED IS PRESERVATION OF CAPITAL AND COMPETITIVE INVESTMENT RETURNS.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing fund assets principally in:

- income-producing common and preferred stocks
- debt obligations of U.S. issuers, some of which will be convertible into common stocks
- U.S. Treasury bonds, notes and bills
- money market funds
- covered call options & put options


In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the fund seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index (Russell 1000), a widely recognized unmanaged index of market performance. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, (January 2004) the average market capitalization was approximately $84 billion; the medium market capitalization was approximately $4.0 billion.


TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investments objective.

 WHAT IS A "BOTTOM UP" ANALYSIS?
  When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

   - changes in interest rates
   - length of time to maturity
   - issuers defaulting on their obligations to pay interest or return principal
   - statistical models

- OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

   - inaccurate market predictions which may result in losses instead of gains
   - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


- INVESTOR PROFILE

This fund may be appropriate for investors who want a combination of capital growth and income, and who can tolerate the risks associated with an actively-traded portfolio which shifts assets between equity and debt.

(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Intermediate U.S. Government/Credit Index (LBIGC) (primary benchmark) and the Russell 1000 Value Index (Russell 1000), widely recognized unmanaged indexes of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

        1996             1997      1998      1999      2000      2001      2002      2003
        ----             ----      ----      ----      ----      ----      ----      ----
        13.16           17.06      6.87     (6.61)    15.85      0.01    (14.23)    20.96

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/2003      12.90%
Worst Quarter:                       09/30/2002     (13.27)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                       LIFE OF
                                ONE YEAR    5 YEARS    FUND***
--------------------------------------------------------------
Return before taxes              14.31%      1.19%       5.54%
Return after taxes on
distributions*                   13.59%      0.00%       4.18%
Return after taxes on
distributions and sale of fund
shares*                           9.25%      0.35%       4.03%
--------------------------------------------------------------
Russell 1000                     30.03%      3.56%      11.28%
LBIGC                             4.31%      6.65%       6.93%
(reflects no deduction for
  fees,
expenses, or taxes)
--------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on October 1, 1995.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.75%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.35%
                                          ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           1.10%
EXPENSE REDUCTION (a)                          0.21
                                          ---------------------------------
NET OPERATING EXPENSES                         0.89%
---------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05 for expenses that exceed 0.95%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           91       329       586      1,321
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           91       329       586      1,321
---------------------------------------------------

TA IDEX AMERICAN CENTURY INTERNATIONAL



(FORMERLY, IDEX AMERICAN CENTURY INTERNATIONAL)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX AMERICAN CENTURY INTERNATIONAL IS TO SEEK CAPITAL
GROWTH.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

- equity securities of growing foreign companies


The fund manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the fund manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.



Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.



The manager uses a bottom-up approach to select stocks to buy for the fund. The manager makes its investment decisions based primarily on the business fundamentals of the individual companies rather than on economic forecasts or the outlook for industries or sectors. The manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund manager select or hold the stocks of companies it believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.


In addition to locating strong companies with earnings and revenue growth, the fund manager believes that it is important to diversify the fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.


The fund manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the fund may invest a portion of its assets in convertible debt securities, short-term securities, equity equivalent securities, forward currency exchange contracts, non-leveraged futures contracts and other similar securities.



Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid by performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.


The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days
   - forward foreign currency contracts for hedging

- CURRENCY RISK

Because the fund's foreign investments are generally held in foreign currencies, the fund is subject to currency risk, meaning the fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


- INVESTOR PROFILE

This fund may be appropriate for the investor who is seeking long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.

[GRAPH ICON]
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI-EAFE), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    [GRAPH]

        1998             1999      2000      2001      2002      2003
        ----             ----      ----      ----      ----      ----
        11.21           30.63    (12.43)   (25.05)   (20.05)    23.45

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                         12/3/1999      23.80%
Worst Quarter:                       09/30/2002     (19.74)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                       LIFE OF
                             ONE YEAR     5 YEARS      FUND***
--------------------------------------------------------------
Return before taxes           16.66%       (4.37)%      (0.80)%
Return after taxes on
  distributions*              16.66%       (5.04)%      (1.34)%
Return after taxes on
distributions and sale of
fund shares*                  10.83%       (3.80)%      (0.82)%
--------------------------------------------------------------
MSCI-EAFE                     39.17%        0.26%        3.74%
(reflects no deduction for
fees, expenses, or taxes)
--------------------------------------------------------------

*The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on February 1, 1997.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
[DOLLAR SIGN ICON]
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  1.00%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.56%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.56%
EXPENSE REDUCTION (a)                            0.26%
                                            ---------------------------------
NET OPERATING EXPENSES                           1.30%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05, for expenses that exceed 1.24%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.24%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          132       467       825      1,834
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          132       467       825      1,834
---------------------------------------------------

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL



(FORMERLY, IDEX GREAT COMPANIES -- GLOBAL(2))


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX TEMPLETON GREAT COMPANIES GLOBAL IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

(CHESSPIECE ICON)

        PRINCIPAL STRATEGIES


        AND POLICIES



The fund's assets are split and allocated to two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counseling, LLC ("Templeton"). Great Companies manages a portion of the fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the fund's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.



DOMESTIC PORTFOLIO



Great Companies, managing the fund's domestic securities, seeks to achieve the fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."



Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the fund's domestic portfolio.



Domestic technology stocks included in the fund's portfolio will consist of large cap companies identified by the sub-adviser as "great companies" through its proprietary initial screening process. All technology stocks included in the fund are considered leaders in its industry, and have been in business for over 15 years.



Companies identified by Great Companies for inclusion in the fund's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.



The allocation of the weightings among securities held in the domestic portion of the fund will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.



INTERNATIONAL PORTFOLIO



Templeton, when managing the fund's international securities, seeks to achieve the fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:



- have its principal securities trading markets outside the U.S.; or



- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or



- have a significant portion of their assets outside the U.S.; or



- are linked to non-U.S. dollar currencies; or



- are organized under the laws of, or with principal offices in, another country



The fund's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the fund may hold foreign securities that other funds may classify differently.



The fund may invest a portion of its assets in smaller companies. The fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in ADRs, GDRs and EDRs, which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.



Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.



When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.



TEMPORARY DEFENSIVE POSITION



The fund may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN STOCKS

Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

- EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

- inaccurate market predictions -- an anticipated increase may result in a loss instead

- prices may not match -- substantial losses may result when there is movement in the price of financial contracts
- illiquid markets -- the fund may not be able to control losses if there is no market for the contracts
- tax consequences -- the fund may have to delay closing out certain positions to avoid adverse tax consequences

- leveraging

- PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

- COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests.

- SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, small company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(GRAPH ICON)
        PAST PERFORMANCE(1)(2)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index (MSCIW), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS A SHARES

                                    (GRAPH)

        2001                 2002
        ----                 ----
       (19.41)             (21.18)

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   -------
Best Quarter:                        12/31/2001       15.70%
Worst Quarter:                       03/31/2001      (19.72)%
-----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
-------------------------------------------------------------
Return before taxes                        20.36      (10.22)%
Return after taxes on distributions*       20.36      (10.25)%
Return after taxes on distributions and
sale of fund shares*                       13.23       (8.64)%
-------------------------------------------------------------
MSCIW                                      33.76       (6.60)%
(reflects no deduction for fees,
expenses, or taxes)
-------------------------------------------------------------

* The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on September 15, 2000.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

(2) Prior to September 15, 2003, this fund was named IDEX Great
    Companies -- Global(2) and Great Companies, L.L.C. served as the sole sub-adviser to the fund.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

---------------------------------------------------------
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund asset) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.32%
                                            ---------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.12%
EXPENSE REDUCTION (A)                            0.02%
                                            -------------
NET OPERATING EXPENSES                           1.10%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05 for expenses that exceed 1.10%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.10%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          112       354       615      1,361
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          112       354       615      1,361
---------------------------------------------------

TA IDEX CLARION REAL ESTATE SECURITIES



(FORMERLY, IDEX CLARION REAL ESTATE SECURITIES)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX CLARION REAL ESTATE SECURITIES IS LONG-TERM TOTAL RETURN FROM INVESTMENTS PRIMARILY IN EQUITY SECURITIES OF REAL ESTATE COMPANIES. TOTAL RETURN WILL CONSIST OF REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES PLUS INCOME.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Clarion CRA Securities, LP (Clarion), seeks to achieve this objective by investing principally in equity securities of real estate companies which include:

- common stocks

- convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Securities selected by Clarion are purchased and sold based primarily on their dividend discount rates, coupled with its understanding of any critical short-term fundamental factors that might need to be considered in an investment decision. The two fundamental factors focused on are EARNINGS and DIVIDEND GROWTH. In order to obtain projections of these factors, Clarion analysts build detailed models which take into account other factors including funds from operations (FFO) sales margins and FFO multiples, that ultimately determine an individual company's cost of capital.

The fund may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the fund does not directly invest in real estate.

 WHAT IS A NON-DIVERSIFIED FUND?
 A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

- QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term total return consisting of current income and potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified fund invested primarily in securities of real estate companies and their exposure to real estate markets.
(GRAPH ICON)
        PAST PERFORMANCE

Because the fund commenced operations in March 2003, no reference information is shown for the fund. Performance information will appear in a future version of the prospectus once the fund has a full calendar year of performance information to report to shareholders.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(b)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.80%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.33%
                                          ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           1.13%
EXPENSE REDUCTION (a)                          0.13%
                                          ---------------------------------
NET OPERATING EXPENSES                         1.00%
---------------------------------------------------------

(a) Contractual arrangement with AFTA through 5/31/05 for expenses that exceed 1.00%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------
    I          102      346       610       1,363
--------------------------------------------------

If the shares are not redeemed:

SHARE CLASS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------
    I          102      346       610       1,363
--------------------------------------------------

TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)



(FORMERLY, IDEX GREAT COMPANIES -- TECHNOLOGY(SM))


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM) IS LONG-TERM GROWTH OF CAPITAL.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing in:

- common stocks of companies that offer technology, communications, capital goods or related products and services

Great Companies generally invests at least 80% of the fund's assets in such stocks.

The fund seeks to invest in stocks of large, established, companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."


To be considered a "great company" candidate by the sub-adviser, the sub-adviser will initially determine if a company meets certain of the following criteria: be highly regarded by management experts; be publicly traded; have been in business for 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have out performed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ Composite Index as the performance benchmark for the fund.



Companies identified by Great Companies for inclusion in the fund's portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.



To determine which "great company" in which the fund should invest, Great Companies uses Intrinsic Value investing. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.



Great Companies strives to manage the fund in a tax efficient manner. The fund seeks to minimize capital gains distributions through its investment strategy. To do so, Great Companies seeks to follow the following strategies:


1. Whenever it intends to make a sale, it will seek to always sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss than can be taken in another stock where the sale also makes economic sense.

2. When taxable dividends and interest accumulates, it looks for short term losses to take to offset the income.

In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

There is no guarantee the fund's attempt to manage the portfolio in a tax-efficient manner will be successful.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- ESTABLISHED COMPANY STOCKS

Because companies in which this fund invests must have been in existence for at least 15 years, certain sector stocks, which would otherwise present attractive investment opportunities, will not be selected for the fund.

- TECHNOLOGY STOCKS


Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues. The entire value of the fund may decrease if the technology industry declines.


- PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


- INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the NASDAQ Composite Index (NASDAQ Composite), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

                          2001        2002        2003
                          ----        ----        ----
                        (34.36)     (39.42)      48.81

---------------------------------------------------------

                                   QUARTER ENDED   RETURN
CLASS A SHARES:                    -------------   ------
Best Quarter:                       12/31/2001      35.04%
Worst Quarter:                      09/30/2001     (34.51)%
---------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
------------------------------------------------------------
Return before taxes                        40.63%    (25.88)%
Return after taxes on distributions*       40.63%    (25.88)%
Return after taxes on distributions and
sale of fund shares*                       26.41%    (20.78)%
------------------------------------------------------------
NASDAQ Composite                           50.01%    (19.50)%
(reflects no deduction for fees, expenses, or
taxes)
------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on July 14, 2000.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                                CLASS OF SHARES
                                                       I
---------------------------------------------------------------
Management fees                                      0.80%
Distribution and service (12b-1) fees                 N/A
Other expenses                                       0.22%
                                                ---------
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.02%
EXPENSE REDUCTION (a)                                0.02%
                                                ------------
NET OPERATING EXPENSES                               1.00%
---------------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05, for expenses that exceed 1.00%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
   I            102      323        561      1,246
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
   I            102      323        561      1,246
---------------------------------------------------

TA IDEX T. ROWE PRICE HEALTH SCIENCES



(FORMERLY, IDEX T. ROWE PRICE HEALTH SCIENCES)


(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX T. ROWE PRICE HEALTH SCIENCES IS TO SEEK LONG-TERM CAPITAL APPRECIATION.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve this objective by investing principally in:

   - common stocks


T. Rowe Price will normally invest at least 80% of the fund's assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "heath sciences"). While the fund can invest in companies of any size, the majority of fund assets are expected to be invested in large- and mid-capitalization companies.


T. Rowe Price divides the health sciences industry into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential T. Rowe Price sees within each area and the outlook for the overall health sciences sector.

T. Rowe Price will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general.


However, when the sub-adviser determines, in its opinion, that stock valuations seem unusually high, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 35% of total assets), futures, options, and hybrids, in keeping with fund objectives. The fund's investments in futures and options are used to manage fund exposure to changes in securities prices; as an efficient means to invest cash; in an effort to enhance income; and to protect the value of the portfolio securities. Call or put options may be purchased or sold on securities, financial indices and foreign currencies. The fund's exposure to these derivatives could be significant.


The fund's investments in hybrid instruments are limited to 10% of total assets.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

  WHAT IS A NON-DIVERSIFIED FUND?
  A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- SECTOR RISK


Because the fund is concentrated in the health sciences industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. The fund is also considered non-diversified because it may invest more than 5% in securities of any one company, and gains or losses on a single stock may have a greater impact on the fund and the volatility of its share price. Developments that could adversely affect the fund's share price include:


   - increased competition within the health care industry;


   - changes in legislation or government regulations;


   - product liability or other litigation; and


   - the obsolescence of popular products.



- SMALL- AND MID-SIZED COMPANIES



The fund's exposure to small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


- GROWTH OR VALUE APPROACH

Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:
   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days
   - forward foreign currency contracts for hedging

- DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

   - inaccurate market predictions -- derivatives can reduce the opportunity for gain or result in losses if market prices do not move as anticipated
   - prices may not match -- substantial losses may result when there is movement in the price of financial contracts
   - illiquid markets -- the fund may not be able to control losses if there is no market for the contracts
   - tax consequences -- the fund may have to delay closing out certain positions to avoid adverse tax consequences.
   - leveraging -- certain derivatives can result in unlimited losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

THE FUND IS NON-DIVERSIFIED.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for the investor who is seeking an aggressive approach to capital growth through investment in health science stocks, and can accept the potential for above-average price fluctuations. The fund should not represent an investor's complete investment program or be used for short-term trading purposes.
(GRAPH ICON)
        PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

                                    (GRAPH)

                                      2003
                                      ----

                                     34.75
---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                         06/30/2003    17.88%
Worst Quarter:                        09/30/2003     1.31%
----------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
------------------------------------------------------------
Return before taxes                        27.34%     1.42%
Return after taxes on distributions*       27.11%     1.33%
Return after taxes on distributions and
sale of fund shares*                       17.83%     1.17%
------------------------------------------------------------
S&P 500                                    28.67%     2.01%
(reflects no deduction for fees,
expenses, or taxes)
------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
** Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2002.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  1.00%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.47%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.47%
EXPENSE REDUCTION (a)                            0.17%
                                            ---------------------------------
NET OPERATING EXPENSES                           1.30%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05, for expenses that exceed 1.30%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.30%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.

---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          132       448       787      1,743
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          132       448       787      1,743
---------------------------------------------------

TA IDEX PIMCO REAL RETURN TIPS



(FORMERLY, IDEX PIMCO REAL RETURN TIPS)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX PIMCO REAL RETURN TIPS IS TO SEEK MAXIMUM REAL RETURN, CONSISTENT WITH PRESERVATION OF REAL CAPITAL AND PRUDENT INVESTMENT MANAGEMENT.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Pacific Investment Management Company LLC (PIMCO), seeks to achieve this objective by investing principally in Treasury Inflation-Indexed Securities, also referred to as Treasury Inflation Protected Securities or "TIPS".


PIMCO invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. Inflation protected indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of December 31, 2002 was 5.8 years. Additional inflation-protected investments may include inflation-indexed bonds issued by agencies of the U.S. Government, government-sponsored enterprises, non-U.S. governments, U.S. corporations and foreign companies.



Other investments may include mortgage-related securities, including stripped mortgage-related securities; and other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments; and derivative instruments and forward commitments relating to the above securities. For a discussion of these securities and others, please refer to the section entitled "Explanation of Strategies and Risks."


PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

 WHAT IS DURATION? Duration is a weighted measure of the length of time a bond portfolio will repay its principal and interest. It is a calculation of the percentage change in the portfolio's value if interest rates move up or down in 1% increments. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bonds.

 WHAT IS A NON-DIVERSIFIED FUND? A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and its agencies.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:


- FIXED-INCOME SECURITIES. The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:


   - fluctuations in market value


   - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise


   - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates


   - issuers defaulting on their obligations to pay interest or return principal


- INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation.

Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


- DERIVATIVES



Derivatives involve additional risks and costs. Risks include:



   - inaccurate market predictions -- derivatives can reduce the opportunity for gain or result in losses if market prices do not move as anticipated


   - prices may not match -- substantial losses may result when there is movement in the price of financial contracts


   - illiquid markets -- the fund may not be able to control losses if there is no market for the contracts


   - tax consequences -- the fund may have to delay closing out certain positions to avoid adverse tax consequences.


   - leveraging -- certain derivatives can result in unlimited losses

- LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

- HIGH-YIELD/HIGH-RISK SECURITIES. The risks may include; credit risk; greater vulnerability to economic changes; decline in market value in event of default; and less liquidity.

- HEDGING. The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- TAX CONSEQUENCES. Adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Please see the section title "Shareholder Information -- Distribution and Taxes -- TA IDEX Real Return TIPS" in Shareholder Information.

- CPI-U MEASUREMENT RISK. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods services.

- FOREIGN INVESTING RISK. To the extent the fund holds foreign securities, it will be subject to special risks whether they are denominated in U.S. dollars or foreign currencies. Any investments in non-U.S.-linked inflation-protected bonds run the risk of not being effective in protecting against U.S. inflation. Risks of foreign investments also include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price.

- CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

- MARKET RISK. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

- ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

- LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- MORTGAGE RISK. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

- CURRENCY RISK. When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

- NON-DIVERSIFICATION RISK. Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the Fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

THE FUND IS NON-DIVERSIFIED.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE. This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.
(GRAPH ICON)
        PAST PERFORMANCE

Because the fund commenced operations in March 2003, no reference information is shown for the fund. Performance information will appear in a future version of the prospectus once the fund has a full calendar year of performance information to report to shareholders.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(b)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.70%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.54%
                                          ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           1.24%
EXPENSE REDUCTION (a)                          0.24%
                                          ---------------------------------
NET OPERATING EXPENSES                         1.00%
---------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05, for expenses that exceed 1.00%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.

---------------------------------------------------------
---------------------------------------------------------

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE
CLASS         1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           102      370       658      1,479
---------------------------------------------------

If the shares are not redeemed:

SHARE
CLASS         1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           102      370       658      1,479
---------------------------------------------------

TA IDEX PIMCO TOTAL RETURN



(FORMERLY, IDEX PIMCO TOTAL RETURN)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX PIMCO TOTAL RETURN IS TO SEEK MAXIMUM TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL AND PRUDENT INVESTMENT MANAGEMENT.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

   -  Fixed-income securities


PIMCO invests, under normal circumstances, at least 65% of the fund's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this fund normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. For a discussion of fixed income securities, please see the section entitled "Explanation of Strategies and Risks."


PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. The risks include:

   - changes in interest rates
   - length of time to maturity
   - issuers or counterparties defaulting on their obligations to pay interest or return principal

- DERIVATIVES

Derivatives involve additional risks and costs.  Risks include:

   - inaccurate market predictions -- an anticipated increase may result in a loss instead
   - prices may not match -- substantial losses may result when there is movement in the price of financial contracts
   - illiquid markets -- the fund may not be able to control losses if there is no market for the contracts
   - tax consequences -- the fund may have to delay closing out certain positions to avoid adverse tax consequences
   - Leveraging

- FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days
   - forward foreign currency contracts for hedging

- HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- LEVERAGING RISK

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.
(GRAPH ICON)
        PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index (LBABI), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total return for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(GRAPH)

2003                                                                             4.48

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/2003      2.54%
Worst Quarter:                       09/30/2003     (0.24)%
----------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
------------------------------------------------------------
Return before taxes                        (0.48)%    3.39%
Return after taxes on distributions*       (1.81)%    2.04%
Return after taxes on distributions and
sale of fund shares*                       (0.24)%    2.11%
------------------------------------------------------------
LBABI (reflects no deduction for fees,
expenses, or taxes)                         4.10%     6.76%
------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2002.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.70%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.15%
                                          ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           0.85%
EXPENSE REDUCTION (a)                           N/A
                                          ---------------------------------
NET OPERATING EXPENSES                         0.85%
---------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05, for expenses that exceed 1.00%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00%.
(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I            87      271       471      1,049
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I            87      271       471      1,049
---------------------------------------------------

TA IDEX TRANSAMERICA FLEXIBLE INCOME



(FORMERLY, IDEX JANUS FLEXIBLE INCOME)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


The objective of TA IDEX Transamerica Flexible Income is to seek to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective.

(CHESSPIECE ICON)

        PRINCIPAL STRATEGIES


        AND POLICIES



The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally in:



    - fixed income debt securities and cash or cash equivalents



The Fund will generally invest at least 80% (at market value computed at the time of investment), and may invest all, of its total assets in fixed income debt securities and cash or cash equivalents. With respect to these investments:



    1. At least 50% of the value of the Fund's total assets will be invested in
(a) straight debt securities which have a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa*) or Standard & Poor's Corporation (AAA, AA, A or BBB*); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities;
(c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody's Commercial Paper Division, Moody's Investors Service, Inc., or A-1 or A-2 by Standard & Poor's Corporation; or (d) cash or cash equivalents; (see Appendix B of this prospectus for a description of these ratings); and



    2. Up to 50% of the value of the Fund's total assets may be invested in other straight debt securities which are not rated by Moody's or Standard & Poor's or, if so rated, are not within the grades or ratings referred to above.



Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.



The fund's secondary objective of capital appreciation will be sought primarily through the investments described in the next paragraph. In addition, the fund may, incident to the sale of debt securities, realize capital gains.



The fund may invest not more than 20% of its total assets, at market value, in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities. The fund may exercise any conversion rights or exercise warrants or other rights without regard to the foregoing 20% limitation or 80% requirement. Securities acquired upon conversion or upon exercise of warrants or other rights, or warrants or other rights remaining after the breakup of units or detachment may be retained. However, if as a result of exercising conversion, warrants or other rights, the fund's investments in common stock exceed 5% of its total assets, at market value, the fund will thereafter sell such common stock as is necessary to reduce its investments in common stock to 5% or less of its total assets at market value; provided sales may be made in an orderly manner to the end of avoiding an adverse effect on the price obtainable, and provided further the fund may continue to hold common stock in excess of the foregoing 5% limitation in order to establish a long-term holding period for tax purposes. Sales of common stock to meet the foregoing limitation could be required at a time when, but for such limitation, they would not be made and could result in losses to the fund. The amount which the fund may invest in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities will be reduced by the amount of its investments in common stock.



- SHORT-TERM TRADING


The fund will use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the fund primarily in two situations:



   (a) Market Developments. A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and



   (b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a "yield disparity").



Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.



Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.



The fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The fund manager may sell the fund's securities when its expectations regarding market interest rates change or the quality or return changes on investment.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:
   - changes in interest rates
   - length of time to maturity
   - issuers defaulting on their obligations to pay interest or return principal

- ACTIVE TRADING

The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short-term capital gains, both of which may negatively impact the fund's performance.

- HIGH-YIELD/HIGH RISK SECURITIES
   - credit risk
   - greater sensitivity to interest rate movements
   - greater vulnerability to economic changes
   - decline in market value in event of default
   - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who want current income enhanced by the potential for capital growth, and who are willing to tolerate fluctuation in principal value caused by changes in interest rates as well as the risks associated with substantial investments in high-yield/high-risk bonds (commonly known as "junk bonds"), or unrated bonds of domestic or foreign issuers.

(GRAPH ICON)
        PAST PERFORMANCE(1)(2)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers U.S. Government/Credit index (LBGC), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

        1994             1995      1996      1997      1998      1999      2000      2001      2002      2003
        ----             ----      ----      ----      ----      ----      ----      ----      ----      ----
       (4.29)           18.89      5.44     11.57      7.89      0.93      5.87      6.95      9.37      5.53

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/1995      6.39%
Worst Quarter:                       03/31/1996     (2.01)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                      ONE YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Return before taxes                     0.52%     4.67%      6.14%
Return after taxes on distributions*   (1.13)%    2.63%      3.75%
Return after taxes on distributions
and sale of fund shares*                0.44%     2.69%      3.71%
-------------------------------------------------------------------
LBGC                                    4.67%     6.66%      6.98%
(reflects no deduction for fees,
 expenses, or taxes)
-------------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

(2) Prior to March 1, 2004, a different sub-adviser served as sub-adviser for this fund and the fund had different investment strategies.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.80%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.10%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.90%
-----------------------------------------------------------

(a) The fund has a contractual arrangement with ATFA through 5/31/05 for expenses that exceed 1.00%.
(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           92       287       498      1,108
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           92       287       498      1,108
---------------------------------------------------

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND



(FORMERLY, IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND IS TO SEEK A HIGH A LEVEL OF CURRENT INCOME BY INVESTING IN HIGH-YIELD DEBT SECURITIES.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES
The fund's sub-adviser, AEGON USA Investment Management, LLC (AUIM), seeks to achieve this objective by principally investing at least 80% of fund assets in a diversified portfolio of:

   - fixed-income securities including investment grade bonds and high-yield/high-risk bonds (commonly known as "junk bonds")

When investing in rated securities, the fund buys those rated B or better by Moody's or S&P. When investing in rated commercial paper, the fund buys those rated Prime-2 or better by Moody's or A-2 or better by S&P. The fund may invest in unrated securities which, in AUIM's judgment, are of equivalent quality. If the rated securities held by the fund are downgraded, AUIM will consider whether to keep these securities.

The fund may not invest in rated corporate securities that are rated below investment grade, if such holdings are more than 75% of its total holdings of securities (other than commercial paper).


Please see Appendix B for a description of bond ratings.


AUIM's strategy is to achieve yields as high as possible while managing risk. AUIM uses a "top down/bottom up" approach in managing the fund's assets. The "top down" approach is to adjust the risk profile of the fund. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the fund's portfolio allocations.

AUIM has developed a proprietary credit model that is the foundation of its "bottom up" analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the fund's portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the "top down" and "bottom up" strategies. An industry may look attractive in one area, but not the other. They can then review the results of their analysis and decide whether or not to proceed with a transaction.

For temporary defensive purposes, the fund may invest some or all of its assets in short-term U.S. government, obligations (Treasury bills) (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

AUIM may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

 WHAT IS "BOTTOM UP" ANALYSIS?
  When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

 WHAT IS A TOP-DOWN APPROACH?
  When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. Risks include:

   - changes in interest rates

   - length of time to maturity

   - issuers defaulting on their obligations to pay interest or return principal

- HIGH-YIELD/HIGH-RISK SECURITIES

   - credit risk

   - greater vulnerability to economic changes

   - decline in market value in event of default

   - less liquidity

- PROPRIETARY RESEARCH

AUIM's proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks" in Appendix A of this prospectus.


- INVESTOR PROFILE

This fund may be appropriate for investors who seek high current income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch High Yield Master Index (Merrill Lynch), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS A SHARES

                                    (GRAPH)

        1994             1995      1996      1997      1998      1999      2000      2001      2002      2003
        ----             ----      ----      ----      ----      ----      ----      ----      ----      ----
       (4.02)           18.43      9.45     11.53      4.33     (0.34)     4.18      4.36      1.66     20.12

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/2003      7.12%
Worst Quarter:                       06/30/2002     (2.82)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                  ONE YEAR   5 YEARS   10 YEARS
---------------------------------------------------------------
Return before taxes                14.41%     4.04%      5.85%
Return after taxes on
  distributions*                   11.93%     1.27%      2.80%
Return after taxes on
distributions and sale of fund
shares*                             9.24%     1.69%      3.05%
---------------------------------------------------------------
Merrill Lynch                      27.23%     5.47%      7.23%
(reflects no deduction for fees,
expenses, or taxes)
---------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.60%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.09%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.69%
-----------------------------------------------------------

(a) The fund has a contractual arrangement with ATFA through 5/31/05, for expenses that exceed 0.80%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.
If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           70       221       384       859
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           70       221       384       859
---------------------------------------------------

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES



(FORMERLY, IDEX TRANSAMERICA CONVERTIBLE SECURITIES)


(BULLSEYE ICON)
        OBJECTIVE


THE INVESTMENT OBJECTIVE OF TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES IS TO SEEK MAXIMUM TOTAL RETURN THROUGH A COMBINATION OF CURRENT INCOME AND CAPITAL APPRECIATION.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in:

   - convertible securities


In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the fund's assets in other types of securities, including common stock.


TIM may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may lend the fund's securities to broker-dealers or other financial institutions to earn income for the fund.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

The fund may also invest in other securities and investment strategies in pursuit of its investment objective.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

- INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

- FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

   - changes in currency values

   - currency speculation

   - currency trading costs

   - different accounting and reporting practices

   - less information available to the public

   - less (or different) regulation of securities markets

   - more complex business negotiations

   - less liquidity

   - more fluctuations in prices

   - delays in settling foreign securities transactions

   - higher costs for holding shares (custodial fees)

   - higher transaction costs

   - vulnerability to seizure and taxes

   - political instability and small markets

   - different market trading days

   - forward foreign currency contracts for hedging

- ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

The fund may be appropriate for investors who seek current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.
(GRAPH ICON)
        PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertibles Index (MLAUSC), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR CHART)                    ------------------

2003                                                                             24.45

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/2003     11.89%
Worst Quarter:                       09/30/2003      2.06%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                                                     LIFE OF
                                          ONE YEAR   FUND***
------------------------------------------------------------
Return before taxes                        18.54%      7.65%
Return after taxes on distributions*       16.97%      6.52%
Return after taxes on distributions and
sale of fund shares*                       11.99%      5.83%
------------------------------------------------------------
MLAUSC (reflects no deduction for fees,
expenses, or taxes)                        27.15%     11.21%
------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2002.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.75%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.11%
                                          ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           0.86%
EXPENSE REDUCTION (a)                           N/A
                                          ---------------------------------
NET OPERATING EXPENSES                         0.86%
---------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05, for expenses that exceed 1.00%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS             1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------
    I                     88       274       477      1,061
-------------------------------------------------------------

If the shares are not redeemed:

SHARE CLASS             1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------
    I                     88       274       477      1,061
-------------------------------------------------------------

TA IDEX FEDERATED TAX EXEMPT



(FORMERLY, IDEX FEDERATED TAX EXEMPT)


SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE


THE OBJECTIVE OF TA IDEX FEDERATED TAX EXEMPT IS MAXIMUM CURRENT INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH PRESERVATION OF CAPITAL.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES


The fund's sub-adviser, Federated Investment Management Company (Federated), seeks to achieve this objective by investing in a portfolio of tax exempt securities so that at least 80% of its annual interest income is exempt from federal regular income tax and the alternate minimum tax (AMT). The fund invests primarily in long-term, investment grade, tax exempt securities (Grade AAA, AA, A and BBB).


Up to 20% of the interest income from the fund's investments may be subject to the federal AMT.

Please see Appendix A for a description of bond ratings.

Federated manages the fund's portfolio by seeking to manage the interest rate risk and credit risk assumed by the fund and to provide superior levels of after tax total return.

Federated considers a variety of factors in formulating its interest rate outlook, including the following: current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve's current monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.

Federated manages credit risk by performing a fundamental credit analysis on tax exempt securities before the fund purchases such securities. Federated considers various factors, including the following: the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality.

Federated monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized ratings services.

Federated also will seek to further enhance after tax total return by engaging in a relative value analysis; that is, Federated will assess the cost of a tax exempt security compared with other tax exempt securities and taxable securities such as U.S. Treasury obligations. Federated may also allocate investments in sectors of the tax exempt market that offer the highest return. Finally, Federated will invest a portion of the fund's portfolio (no more than 20%) in tax exempt securities subject to AMT, which may offer higher returns.

Federated may also use credit enhancements and futures contracts, or other securities and investment strategies in pursuit of its investment objective.

Federated may use hedging to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a futures contract that would normally increase in value under the same circumstances. The fund may also attempt to lower the cost of hedging by using combinations of different futures contracts, or futures contracts and securities.

The fund may take a temporary defensive position from its principal investment strategies by investing its assets in securities subject to federal income tax. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the fund to receive and distribute taxable income to investors. Under these circumstances, the fund may be unable to achieve its investment objective. (WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- MUNICIPAL OBLIGATIONS
   - their yields are usually lower than on similar, but taxable securities
   - the income may be subject to state and local taxes
   - the income may be a preference item for determining the federal alternative minimum tax
   - unrated municipal securities may be less liquid than rated securities
   - congress occasionally considers restricting or eliminating the federal tax exemption and may do so in the future
   - obligations could ultimately be federally taxable

- FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:
   - fluctuations in market value
   - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise
   - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
   - issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


- INVESTOR PROFILE

This fund may be appropriate for investors who seek high current federal tax-free income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates. Yields on municipal obligations are typically lower than on similar taxable securities. Such investors will generally have higher taxable incomes.

The fund is not for tax-exempt retirement programs because they would receive no benefit from the tax-exempt nature of most of the fund's income.

(GRAPH ICON)
        PAST PERFORMANCE(1)

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Municipal Bond Index (LBMB), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
---------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                    (GRAPH)

        1994             1995      1996      1997      1998      1999      2000      2001      2002      2003
        ----             ----      ----      ----      ----      ----      ----      ----      ----      ----
       (2.25)           12.86      3.89     10.12      4.58     (6.25)    12.55      2.76      8.69      5.30

----------------------------------------------------------
                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        03/31/1995      5.28%
Worst Quarter:                       03/31/1994     (3.01)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

                               ONE YEAR    5 YEARS     10 YEARS
---------------------------------------------------------------
Return before taxes              0.29%       3.40%       4.55%
Return after taxes on
  distributions*                 0.29%       3.36%       4.38%
Return after taxes on
distributions and sale of
fund shares*                     1.34%       3.40%       4.39%
---------------------------------------------------------------
LBMB                             5.31%       5.83%       6.03%
(reflects no deduction for
fees, expenses, or taxes)
---------------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(1) The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.60%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.24%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.84%
EXPENSE REDUCTION (a)                            0.04%
                                            ---------------------------------
NET OPERATING EXPENSES                           0.80%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05 for expenses that exceed 0.80%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           82       264       462      1,033
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           82       264       462      1,033
---------------------------------------------------

TA IDEX TRANSAMERICA MONEY MARKET



(FORMERLY, IDEX TRANSAMERICA MONEY MARKET)


(BULLSEYE ICON)
        OBJECTIVE


THE INVESTMENT OBJECTIVE OF TA IDEX TRANSAMERICA MONEY MARKET IS TO SEEK MAXIMUM CURRENT INCOME FROM MONEY MARKET SECURITIES CONSISTENT WITH LIQUIDITY AND PRESERVATION OF PRINCIPAL.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing substantially all of the fund's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

- short-term corporate obligations, including commercial paper, notes and bonds
- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
- obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
- repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

- investing in securities which present minimal credit risk; and
- maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

- INVESTOR PROFILE

Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

This fund is subject to the following principal investment risks:

- INTEREST RATES

The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rate.

The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

- DEFAULT RISK

The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

- FOREIGN SECURITIES

To the extent the fund invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

(GRAPH ICON)
        PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you the fund's average annual total returns and its long-term performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                 7 DAY YIELD(1)
                           (as of December 31, 2003)

                  Class A                                 0.35

---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        03/31/2003      0.11%
Worst Quarter:                       09/30/2003      0.06%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03*

                                                     LIFE OF
                                          ONE YEAR    FUND**
-------------------------------------------------------------
Return before taxes Class A                 0.34%      0.54%
-------------------------------------------------------------

*Actual returns may depend on the investor's individual tax situation. **The fund commenced operations on March 1, 2002.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (b)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.40%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.10%
                                            ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.50%
EXPENSE REDUCTION (a)                            0.09%
                                            ---------------------------------
NET OPERATING EXPENSES                           0.41%
-----------------------------------------------------------

(a) Contractual arrangement with ATFA through 5/31/05, for expenses that exceed 0.41%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.41%.

(b) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.
---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           42       151       271       620
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I           42       151       271       620
---------------------------------------------------

SHAREHOLDER INFORMATION

GENERAL INFORMATION

Transamerica IDEX Mutual Funds is run by a Board of Trustees.

The assets of each fund are managed by an investment adviser, who in turn selects sub-advisers, who have hired fund managers. All such advisers to the funds are supervised by the Board of Trustees. You can find information about the TA IDEX Trustees and officers in the SAI.

AEGON/TRANSAMERICA FUND ADVISERS, INC. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as the investment adviser for TA IDEX.

The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each fund, and is paid at the rates shown in the table below.

ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies is a 30% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, AUMI and TIM are affiliates of ATFA and the Fund.

ATFA or its affiliates may pay, out of its own resources and not out of fund assets, for distributions or administrative services provided by business and other financial intermediaries.

AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange (Order) Commission (Release IC-23379 dated August 5,
1998) that permits TA IDEX and its investment adviser, ATFA, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

TA IDEX will also refer to this Order for any of the transactions listed above.

Here is a listing of the sub-advisers and the funds they manage:

SUB-ADVISER                  FUND NAME
-----------                  ---------
American         TA IDEX American Century Large
  Century          Company Value
                 TA IDEX American Century
                   International
AUMI             TA IDEX Transamerica Conservative
                   High-Yield Bond
BACAP (Marsico)  TA IDEX Marsico Growth
Clarion          TA IDEX Clarion Real Estate
                 Securities
Federated        TA IDEX Federated Tax Exempt
Great Companies  TA IDEX Great Companies --
                   America(SM)
                 TA IDEX Great Companies --
                   Technology(SM)
                 TA IDEX Templeton Great Companies
                   Global
Templeton        TA IDEX Templeton Great Companies
                   Global
Janus            TA IDEX Janus Growth
                 TA IDEX Janus Balanced
Jennison         TA IDEX Jennison Growth
PIMCO            TA IDEX PIMCO Real Return TIPS
                 TA IDEX PIMCO Total Return
SaBAM            TA IDEX Salomon All Cap
                 TA IDEX Salomon Investors Value
TIM              TA IDEX Transamerica Equity
                 TA IDEX Transamerica Growth
                   Opportunities
                 TA IDEX Transamerica Value
                 Balanced
                 TA IDEX Transamerica Money Market
                 TA IDEX Transamerica Convertible
                   Securities
                 TA IDEX Transamerica Small/Mid
                 Cap
                   Value
                 TA IDEX Transamerica Flexible
                   Income
T. Rowe Price    TA IDEX T. Rowe Price
                 Tax-Efficient   Growth
                 TA IDEX T. Rowe Price Small Cap
                 TA IDEX T. Rowe Price Health
                   Sciences

 ------------------------------------------------------------------------------
 ADVISORY FEE SCHEDULE -- ANNUAL RATES
 ------------------------------------------------------------------------------

                                                                            TA IDEX    TA IDEX
                                                                             JANUS      JANUS
AVERAGE DAILY NET ASSETS                                                    GROWTH     BALANCED
-----------------------------------------------------------------------------------------------
First $250 million                                                           1.00%       1.00%
-----------------------------------------------------------------------------------------------
the next $500 million                                                        0.90%       0.90%
-----------------------------------------------------------------------------------------------
the next $750 million                                                        0.80%       0.80%
-----------------------------------------------------------------------------------------------
over $1.5 billion                                                            0.70%       0.70%
-----------------------------------------------------------------------------------------------
First $100 million
-----------------------------------------------------------------------------------------------
the next $150 million
-----------------------------------------------------------------------------------------------
over $250 million
-----------------------------------------------------------------------------------------------

                                                                               TA IDEX
                                                                TA IDEX       TEMPLETON       TA IDEX
                                                                 GREAT          GREAT          GREAT          TA IDEX
AVERAGE DAILY                                                 COMPANIES --    COMPANIES     COMPANIES --     JENNISON
NET ASSETS                                                    AMERICA(SM)      GLOBAL      TECHNOLOGY(SM)     GROWTH
-----------------------------------------------------------------------------------------------------------------------
First $500 million                                                0.80%         0.80%           0.80%          0.80%
-----------------------------------------------------------------------------------------------------------------------
over $500 million                                                 0.70%         0.70%           0.70%          0.70%
-----------------------------------------------------------------------------------------------------------------------

                                                                          TA IDEX                      TA IDEX
                                                     TA IDEX   TA IDEX    SALOMON      TA IDEX      TRANSAMERICA       TA IDEX
AVERAGE DAILY                                        MARSICO   SALOMON   INVESTORS   TRANSAMERICA      GROWTH       T. ROWE PRICE
NET ASSETS                                           GROWTH    ALL CAP     VALUE        EQUITY      OPPORTUNITIES     SMALL CAP
---------------------------------------------------------------------------------------------------------------------------------
First $500 million                                    0.80%     0.80%      0.80%         0.80%          0.80%           0.80%
---------------------------------------------------------------------------------------------------------------------------------
over $500 million                                     0.70%     0.70%      0.70%         0.70%          0.70%           0.70%
---------------------------------------------------------------------------------------------------------------------------------

                                             TA IDEX
                                         AMERICAN CENTURY
AVERAGE DAILY                             LARGE COMPANY
NET ASSETS                                    VALUE
---------------------------------------------------------
First $100 million                             0.90%
---------------------------------------------------------
over $100 million up to $250 million           0.85%
---------------------------------------------------------
over $250 million                              0.80%
---------------------------------------------------------

                                             TA IDEX
AVERAGE DAILY                            AMERICAN CENTURY
NET ASSETS                                INTERNATIONAL
---------------------------------------------------------
First $50 million                              1.00%
---------------------------------------------------------
over $50 million up to $150 million            0.95%
---------------------------------------------------------
over $150 million up to $500 million           0.90%
---------------------------------------------------------
over $500 million up to $1 billion             0.85%
---------------------------------------------------------
over $1 billion                                0.80%
---------------------------------------------------------

                                             TA IDEX
                                             CLARION
AVERAGE DAILY                              REAL ESTATE
NET ASSETS                                  SECURITIES
---------------------------------------------------------
First $250 million                             0.80%
---------------------------------------------------------
over $250 million up to $500 million          0.775%
---------------------------------------------------------
over $500 million up to $1 billion             0.70%
---------------------------------------------------------
over $1 billion                                0.65%
---------------------------------------------------------

                                             TA IDEX
                                            FEDERATED
AVERAGE DAILY                                  TAX
NET ASSETS                                    EXEMPT
---------------------------------------------------------
All                                            0.60%
---------------------------------------------------------

                                              TA IDEX
                                           TRANSAMERICA
AVERAGE DAILY                              SMALL/MID CAP
NET ASSETS                                     VALUE
---------------------------------------------------------
First $500 million                             0.80%
---------------------------------------------------------
over $500 million                              0.75%
---------------------------------------------------------

                                              TA IDEX
                                               PIMCO
AVERAGE DAILY                               REAL RETURN
NET ASSETS                                     TIPS
---------------------------------------------------------
All                                            0.70%
---------------------------------------------------------

                                              TA IDEX
AVERAGE DAILY                                  PIMCO
NET ASSETS                                 TOTAL RETURN
---------------------------------------------------------
All                                            0.70%
---------------------------------------------------------

                                              TA IDEX
                                           TRANSAMERICA
AVERAGE DAILY                              CONSERVATIVE
NET ASSETS                                HIGH-YIELD BOND
---------------------------------------------------------
All                                            0.60%
---------------------------------------------------------

                                             TA IDEX
AVERAGE DAILY                              TRANSAMERICA
NET ASSETS                            CONVERTIBLE SECURITIES
------------------------------------------------------------
All                                            0.75%
------------------------------------------------------------

                                             TA IDEX
                                          T. ROWE PRICE
AVERAGE DAILY                             TAX-EFFICIENT
NET ASSETS                                    GROWTH
------------------------------------------------------------
First $500 million                             0.75%
------------------------------------------------------------
over $500 million                              0.65%
------------------------------------------------------------

                                             TA IDEX
AVERAGE DAILY                             T. ROWE PRICE
NET ASSETS                               HEALTH SCIENCES
------------------------------------------------------------
First $500 million                             1.00%
------------------------------------------------------------
over $500 million                              0.95%
------------------------------------------------------------

                                              TA IDEX
AVERAGE DAILY                               TRANSAMERICA
NET ASSETS                                  MONEY MARKET
---------------------------------------------------------
All                                             0.40%
---------------------------------------------------------

                                              TA IDEX
AVERAGE DAILY                               TRANSAMERICA
NET ASSETS                                 VALUE BALANCED
---------------------------------------------------------
First $500 million                              0.75%
---------------------------------------------------------
$500 million - $1 billion                       0.65%
---------------------------------------------------------
over $1 billion                                 0.60%
---------------------------------------------------------

                                              TA IDEX
AVERAGE DAILY                              TRANSAMERICA
NET ASSETS                                FLEXIBLE INCOME
---------------------------------------------------------
First $100 million                              0.80%
---------------------------------------------------------
over $100 million up to $250 million           0.775%
---------------------------------------------------------
over $250 million                              0.675%
---------------------------------------------------------

Day-to-day management of the investments in each fund is the responsibility of the fund manager. The fund managers for TA IDEX are:

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

American Century uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

MARK MALLON, Chief Investment Officer and Executive Vice President, has been a member of the team that manages the fund. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a bachelor of arts from Westminster College and an MBA from Cornell University. He is a CFA charterholder.

CHARLES A. RITTER, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder.

TA IDEX AMERICAN CENTURY INTERNATIONAL

American Century uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

HENRIK STRABO, Chief Investment Officer -- International Equities, has been a member of the team since the fund's inception. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team since the fund's inception. Mr. Kopinski joined American Century in April 1997 and serves as a member of other management teams for various American Century funds. Prior to rejoining American Century in 1997, Mr. Kopinski served as Vice President and Portfolio Manager at Federated Investors, Inc. From 1990-1995, he served as Vice President and a member of the management team for American Century International Growth and International Discovery.

KEITH CREVELING, Portfolio Manager, has been a member of the team since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

American Century has provided investment advisory services to various clients since 1958.

TA IDEX CLARION REAL ESTATE SECURITIES

T. RITSON FERGUSON, CFA and JOSEPH P. SMITH, CFA, serve as co-managers of this fund. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the fund.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the fund. Prior to joining Clarion in 1997, he was with Alex Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

TA IDEX FEDERATED TAX EXEMPT

J. SCOTT ALBRECHT, CFA and MARY JO OCHSON, CFA have served as co-managers of this fund since June 15, 2000. Mr. Albrecht joined Federated in 1989 and has been a senior portfolio manager since 1997. He has served as a vice president of Federated since 1994. He also serves as co-manager of Federated's Municipal Securities Fund, Inc.

Ms. Ochson joined Federated in 1982 and has been a senior portfolio manager and senior vice president since 1996. From 1988 through 1995, Ms. Ochson served as a portfolio manager and vice president of Federated. She also serves as co-manager of Federated's Municipal Securities Fund, Inc.

Federated has provided investment advisory services to various clients since
1955.

TA IDEX GREAT COMPANIES -- AMERICA(SM)
TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)

JIM HUGUET has served as Co-CEO and Manager of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, LLC.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of each fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani served as Accounting Manager for Deloitte & Touche in Wilton, Connecticut.

Great Companies has provided investment advisory services to various clients services since 2000.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

Great Companies and Templeton serve as co-sub-advisers to this fund. MR. HUGUET, MR. BOLLMAN AND MR. STEPHANI of Great Companies (described above) are the co-managers for the domestic portfolio of the fund. MS. HELLMER, MR. BEVERIDGE AND MR. MOTYL of Templeton (described below) are the co-managers for the international portfolio of the fund

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TA IDEX TRANSAMERICA BALANCED

Gary U. Rolle', CFA, Heidi Hu, CFA, and Jeffery S. Harte, CFA, serve as fund manager's for this fund, with Ms. Hu serving as lead manager.

TA IDEX JANUS GROWTH

EDWARD KEELY, CFA, vice president, serves as manager of this fund.

Mr. Keely has been sole manager of this fund since January, 2000. He served as co-manager of the fund since January, 1999. Prior to joining Janus in 1998, he was a senior vice president of investments at Founders.

TA IDEX JENNISON GROWTH

SPIROS "SIG" SEGALAS, KATHLEEN A. MCCARRAGHER and MICHAEL A. DEL BALSO serve as co-managers of this fund.

MR. SEGALAS is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.

MS. MCCARRAGHER is a Director and an Executive Vice President of Jennison. Ms. McCarragher joined Jennison on 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and director of large cap growth equities and State Street Research & Management Company, where she was a member of the Investment Committee.

MR. DEL BALSO is a Director and an Executive Vice President of Jennison, where he has been part of the investment team since 1972.

Jennison has provided investment advisory services to various clients since
1969.

IDEX MARSICO GROWTH

JAMES A. HILLARY, portfolio manager and senior analyst with Marsico Capital Management, LLC, is primarily responsible for the day-to-day management of the fund. Mr. Hillary, who works closely with Thomas F. Marsico in implementing the firm's investment approach, has been with Marsico since its founding in 1997. Before joining Marsico, Mr. Hillary was a principal with W.H. Reaves, a New Jersey-based money management firm and was also previously employed by Price Waterhouse.

THOMAS F. MARSICO sets the investment strategy. Mr. Marsico has over twenty years experience in money management, including eleven years at the Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997, and the Janus Growth and Income Fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach, and to recruit and train highly focused analytical staff.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

TA IDEX PIMCO TOTAL RETURN

The fund is managed by Pacific Investment Company LLC. An investment team led by WILLIAM H. GROSS, CFA has managed this fund since its inception. Mr. Gross is Chief Investment Officer and founding partner of PIMCO and has over 30 years of experience. He also serves as manager of other PIMCO funds.

TA IDEX PIMCO REAL RETURN TIPS

JOHN B. BRYNJOLFSSON, Managing Director of PIMCO, leads the investment team that manages this fund. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since that time.

PIMCO has provided investment advisory services since 1971.

TA IDEX SALOMON ALL CAP

JOHN G. GOODE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1969, and has 32 years of securities business experience.

PETER J. HABLE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1983, and has 18 years of securities business experience.

SaBam has provided investment advisory services to various clients since 1987.

TA IDEX SALOMON INVESTORS VALUE

JOHN B. CUNNINGHAM, CFA, and MARK J. MCALLISTER, CFA, serve as co-portfolio managers of this fund. Mr. Cunningham is a Managing Director of SaBAM and vice president of Salomon's Investors Value fund. He has served as a Director of SaBAM since 1991.

Mr. McAllister, Director and co-portfolio manager, was executive vice president and portfolio manager at JLW Capital Mgmt. Inc. from March 1998 to May 1999, and prior to March 1998, was a vice president and equity analyst at Cohen and Steers Capital Management.

TA IDEX T. ROWE PRICE HEALTH SCIENCES

An Investment Advisory Committee is responsible for management of the fund. KRIS
H. JENNER, MD, Chairman, has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. He was elected chairman of the fund's committee in 2002. He joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998. From 1995 through 1997, while on leave from the general surgery residency program at the Johns Hopkins Hospital, he was a post doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School.

TA IDEX T. ROWE PRICE SMALL CAP

PAUL W. WOJCIK, CFA, has managed this fund since December 2000 and heads the Investment Advisory Committee for this fund. He joined T. Rowe Price in 1996 and has been a member of the Investment Advisory Committee since the fund's inception. In addition, Mr. Wojcik serves as the Chairman of the Investment Advisory Committee for the T. Rowe Price Diversified Small-Cap Growth Fund. Prior to joining T. Rowe Price, Mr. Wojcik was a Senior Programmer/Analyst at Fidelity Investments.

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

An Investment Advisory Committee manages the fund. DONALD J. PETERS serves as chairman. The committee chairman has the day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Peters has been managing investments since joining T. Rowe Price in 1993.

T. Rowe Price has provided investment advisory services since 1937.

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

DAVID R. HALFPAP, CFA, has served as manager of this fund since its inception. He has been employed by AUMI since 1975 and currently is a senior vice president.

BRADLEY J. BEMAN, CFA, became a co-manager of this fund in August 1998. He joined AUMI in 1988 after working in various capacities with AEGON USA, Inc. and Life Investors Insurance Company of America.

AUMI has provided investment advisory services to various clients since 1989.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

KIRK J. KIM, CFA (Lead Portfolio Manager) is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for The Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the Co-Manager of the Transamerica Premier Balanced Fund and the Transamerica Premier Core Equity Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

EDWARD S. HAN (Portfolio Manager) is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

TIM, through its affiliates, has provided investment advisory services to various clients since 1967.

TA IDEX TRANSAMERICA EQUITY

JEFFREY S. VAN HARTE, CFA (Lead Portfolio Manager) is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the Co-Manager of the Transamerica Premier Balanced Fund and the Transamerica Premier Core Equity Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

TIM, through its affiliates, has provided investment advisory services to various clients since 1967.

TA IDEX TRANSAMERICA FLEXIBLE INCOME

PETER O. LOPEZ, Vice President & Director of Research, Fixed Income. Peter O. Lopez is Vice President and Director of Research, Fixed Income at TIM. Mr. Lopez manages sub-advised funds and institutional accounts in the fixed income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES

CHRISTOPHER J. BONAVICO, CFA (Lead Portfolio Co-Manager) is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the total return and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

KENENTH F. BROAD, CFA (Lead Portfolio Co-Manager) is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the total return and small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with The Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

TIM, through its affiliates, has provided investment advisory services to various clients since 1967.

TA IDEX TRANSAMERICA MONEY MARKET

EDWARD S. HAN, primary manager, and HEIDI HU, CFA, secondary manager, serve as co-managers of this fund. Mr. Han joined Transamerica in 1998 and is Assistant Vice President and portfolio manager. Prior to joining Transamerica, Mr. Han was Vice President -- Health Care Finance Group of Bank of America (1993-1998). Ms. Hu serves as portfolio manager to other Transamerica Funds. Prior to joining TIM, she was an analyst at ARCO Investment Management Company.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

MICHELLE E. STEVENS, CFA, is Vice President and Portfolio Manager at Transamerica. She manages institutional separate accounts in the value equity discipline. Prior to joining Transamerica in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a Chartered Financial Analyst and has nine years of investment experience.

TA IDEX TRANSAMERICA VALUE BALANCED

JOHN C. RIAZZI, CFA (Lead Equity Portfolio Manager) is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining Transamerica in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.

HEIDI Y. HU, CFA (Lead Fixed Income Portfolio Manager) is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is the Lead Manager of the Transamerica Premier Balanced Fund and of the Transamerica Premier Bond Fund. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the Co-Manager of the Transamerica Premier Balanced Fund and the Transamerica Premier Core Equity Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

TIM, through its affiliates, has provided investment advisory services to various clients since 1967.

(QUESTION MARK ICON)
        CLASS I SHARES

Class I shares of the TA IDEX funds in this prospectus are offered for investment to certain strategic asset allocation funds. These shares are offered to the following TA IDEX strategic asset allocation funds: TA IDEX Asset Allocation -- Conservative Portfolio, TA IDEX Asset Allocation -- Growth Portfolio, TA IDEX Asset Allocation -- Moderate Growth Portfolio and TA IDEX Asset Allocation -- Moderate Portfolio. In addition, Class I shares of TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Conservative High-Yield Bond are offered to the following strategic asset allocation funds of AEGON/Transamerica Series Fund, Inc. ("ATSF"): ATSF Asset Allocation -- Conservative Portfolio, ATSF Asset Allocation -- Growth Portfolio, ATSF Asset Allocation -- Moderate Growth Portfolio and ATSF Asset
Allocation -- Moderate Portfolio.

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

THE FUNDS' BOARD OF TRUSTEES HAVE APPROVED POLICIES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider [four] or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial advisor with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

PERSONAL SECURITIES TRADING

TA IDEX permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy that has been adopted by the Board of Trustees of TA IDEX. Access Persons must use the guidelines established by this Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The TA IDEX sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their particular business needs. Each sub-adviser must report to the Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Policy, including any violations thereof which may potentially affect TA IDEX.

INVESTMENT POLICY CHANGES

TA IDEX Transamerica Equity, TA IDEX Jennison Growth, TA IDEX PBHG Mid Cap Growth, IDEX Transamerica Small/Mid Cap Value, TA IDEX T. Rowe Price Small Cap, TA IDEX Great Companies -- Technology(SM), TA IDEX T. Rowe Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Conservative High-Yield Bond, IDEX Transamerica Convertible Securities, and TA IDEX Federated Tax Exempt, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the funds may be changed by TA IDEX's Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX and each of the funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

TA IDEX PIMCO REAL RETURN TIPS

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to inflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

PERFORMANCE

TA IDEX may include quotations of a fund's total return or yield in advertisements, sales literature, reports to shareholders, or to prospective investors. Total return and yield quotations for a fund reflect only the performance of a hypothetical investment in the fund during the particular time period shown as calculated based on the historical performance of the fund during that period. Such quotations do not in any way indicate or project future performance.

YIELD

Yield quotations for a fund refer to the income generated by a hypothetical investment in the fund over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a fund held for a stated period of time as of a stated ending date. When a fund has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a fund's investment advisory fees and direct fund expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the fund when made.

(QUESTION MARK ICON)
       (DOLLAR SIGN ICON)
               UNDERWRITING
               AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public.

FINANCIAL HIGHLIGHTS

Financial Highlights are not included in this prospectus because Class I shares commenced operations on ________ .

                      EXPLANATION OF STRATEGIES AND RISKS
                                   APPENDIX A

HOW TO USE THIS SECTION

In the discussions of the individual funds on the preceding pages, you found descriptions of the principal strategies and risks associated with each fund. In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.
(CHESSPIECE ICON)
       DIVERSIFICATION. The 1940 Act classifies investment companies as either diversified or non-diversified.

       Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

All of the funds (except TA IDEX Salomon All Cap, TA IDEX Great
Companies -- America(SM), TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Clarion Real Estate Securities and TA IDEX Great Companies -- Technology(SM)) qualify as diversified funds under the 1940 Act. The diversified funds are subject to the following diversification requirements (which are set forth in full in the SAI):

- As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.

- As a fundamental policy with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets.

TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM), TA IDEX Clarion Real Estate Securities, TA IDEX PIMCO Real Return TIPS and TA IDEX T. Rowe Price Health Sciences each reserves the right to become a diversified investment company (as defined by the 1940
Act).
(CHESSPIECE ICON)
       CONCENTRATION. Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies.
(WARNING SIGN ICON)
       INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.
(WARNING SIGN ICON)
       INVESTING IN PREFERRED STOCKS. Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in bonds,"
below.)
(WARNING SIGN ICON)
       INVESTING IN "CONVERTIBLES," PREFERRED STOCKS, AND BONDS. Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price inversely to interest rates as the common stock does, adding to their market risk.
(WARNING SIGN ICON)
       VOLATILITY. The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

(WARNING SIGN ICON)
       INVESTING IN BONDS. Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

- LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

Please see Appendix A for a description of bond ratings.
(WARNING SIGN ICON)
       INVESTING IN FOREIGN SECURITIES. Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

- CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

- CURRENCY TRADING COSTS. Some funds also invest in American Depositary Receipts
  (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund incurs costs when it converts other currencies into dollars, and vice-versa.

- EURO CONVERSION. On January 1, 1999, certain participating countries in the European Economic Monetary Union (EU) adopted the "Euro" as their official currency. Other EU member countries may convert to the Euro at a later date. As of January 1, 1999, governments in participating countries are issuing debt and redenominate existing debt in Euros; corporations may choose to issue stocks or bonds in Euros or national currency. The European Central Bank, (the "ECB") assumed responsibility for a uniform monetary policy in participating countries. These transactions have a troubled trading history. The Euro Bank has intervened to resolve such troubles. Euro conversion risks that can affect a fund's foreign investments include: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts in existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2001 and beyond; (4) potential U.S. tax issues with respect to fund securities; and (5) the ECB's ability to manage monetary policies among the participating countries.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.
(WARNING SIGN ICON)

        INVESTING IN FUTURES, OPTIONS AND DERIVATIVES. Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs.
Risks include:
(WARNING SIGN ICON)

        DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and sway agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.
(WARNING SIGN ICON)

        INVESTING IN HYBRID INSTRUMENTS. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

(WARNING SIGN ICON)

        INVESTING IN STOCK INDEX FUTURES. Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- inaccurate market predictions

- imperfect correlation

- illiquidity

- tax consequences

- potential unlimited loss

- volatile net asset value due to substantial fluctuations in the value of these futures
(WARNING SIGN ICON)

        INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline.

Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.
(WARNING SIGN ICON)

        ZERO COUPON SECURITIES. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.
(WARNING SIGN ICON)

        GENERAL OBLIGATION BONDS. General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds.
However, the issuer's authority to impose additional taxes may be limited by its charter or state law.
(WARNING SIGN ICON)

        SPECIAL REVENUE BONDS. Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Investors in these bonds are exposed to the credit standing of the municipality. If the municipality defaults on the bonds, there may be a loss on the investment.
(WARNING SIGN ICON)

        PRIVATE ACTIVITY BONDS. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to Alternate Minimum Tax (AMT). IDEX Federated Tax Exempt may invest in bonds subject to AMT. (WARNING SIGN ICON)

        TAX INCREMENT FINANCING BONDS. Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.
(WARNING SIGN ICON)

        VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments are tax exempt securities that require the Issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

(WARNING SIGN ICON)

        CREDIT ENHANCEMENT. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.
(WARNING SIGN ICON)

        INVESTING IN TAX-EXEMPT SECURITIES. Some municipal obligations pay interest that, while tax-exempt, may be considered a "preference item" for determining the federal alternative minimum tax. This may result in your paying more tax than you would have otherwise. Also, Congress periodically threatens to limit or do away with the tax exemption on municipal obligations. If that happened, it could substantially reduce the value of your fund's assets.
(WARNING SIGN ICON)

        INVESTING IN SPECIAL SITUATIONS. Each fund may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

- a new product or process

- a management change

- a technological breakthrough

- an extraordinary corporate event

- a temporary imbalance in the supply of, and demand for, the securities of an Issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.
(QUESTION MARK ICON)

        INTRINSIC VALUE. (GREAT COMPANIES' FUNDS) Great Companies looks at the trading price of the stock and compares it to its Intrinsic Value calculation. If a stock appears to be significantly overvalued in the market, Great Companies does not invest in the stock or, if the fund has already invested in the company, may reduce its position in the stock.
When the stock share price is below the Intrinsic Value calculation, Great Companies will normally invest in the company or, if the fund has already invested in the company, attempt to buy more shares.
(QUESTION MARK ICON)

        TAX EFFICIENT MANAGEMENT (GREAT COMPANIES' FUNDS AND TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH). Great Companies and TA IDEX T. Rowe Price Tax-Efficient Growth strive to manage each fund in a tax efficient manner. Each fund seeks to minimize capital gains distributions through its investment strategy. To do so, Great Companies and TA IDEX T. Rowe
Price Tax-Efficient Growth seek to follow the following strategies:

(1) Whenever it intends to make a sale, it will seek to always sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss than can be taken in another stock where the sale also makes economic sense.

(2) When taxable dividends and interest accumulates, it looks for short term losses to take to offset the income. In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

There is no guarantee a fund's attempt to manage the portfolio in a tax-efficient manner will be successful.
(WARNING SIGN ICON)

        PORTFOLIO TURNOVER. A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds, although certain tax rules may restrict a fund's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains,
which are taxed as ordinary income to shareholders.          had turnover rates
greater than 100% for the fiscal year ended October 31, 2003.)
(QUESTION MARK ICON)

        INVESTMENT STRATEGIES. A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the Fund's SAI.
(WARNING SIGN ICON)

        GROWTH INVESTING. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

(WARNING SIGN ICON)

        VARIOUS INVESTMENT TECHNIQUES. Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage. Use of such strategies may result in a fund manager's failure to achieve the fund's goals. Also, limiting losses in this manner may cap possible gains.
(WARNING SIGN ICON)

        RESERVE INVESTMENT FUNDS. TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Health Sciences and TA IDEX T. Rowe Price Tax-Efficient Growth may invest in money market instruments directly or indirectly through investment in an internally managed money market fund, the T. Rowe Price Reserve Investment Funds, Inc. (Reserve Fund). The T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, each a series of the Reserve Fund, are advised by T. Rowe Price and charge no advisory fees to the investment manager, but other fees may be incurred which may result in a duplication of fees. Further information is included in the SAI.
(WARNING SIGN ICON)

        IPOs.  IPOs are subject to specific risks which include:

- high volatility

- no track record for consideration

- securities are less liquid

- earnings are less predictable
(WARNING SIGN ICON)

        TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.
(WARNING SIGN ICON)

        INTERNET OR SECTOR RISK. A fund may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.
(WARNING SIGN ICON)

        SHORT SALES. A fund may sell securities "short against the box." A short sale is the sale of a security that the fund does not own. A short sale is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The fund may outperform or underperform other funds that employ a different investment style. The fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                     BOND RATING                           EXPLANATION
                                     -----------                           -----------
STANDARD & POOR'S CORPORATION         AAA          Highest rating; extremely strong capacity to pay principal and interest.
                                      AA           High quality; very strong capacity to pay principal and
                                                   interest.
                                      A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                      BBB          Adequate capacity to pay principal and interest; normally
                                                   exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                      BB,B, and    Predominantly speculative with respect to the issuer's
                                      CC,CC,C      capacity to meet required interest and principal payments.
                                                   BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                                   outweighed by large uncertainties or major risk exposure to adverse conditions.
                                      D            In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to" BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.       Aaa          Highest quality, smallest degree of investment risk.
                                      Aa           High quality; together with Aaa bonds, they compose the
                                                   high-grade bond group.
                                      A            Upper-medium grade obligations; many favorable investment
                                                   attributes.
                                      Baa          Medium-grade obligations; neither highly protected nor
                                                   poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                      Ba           More uncertain, with speculative elements. Protection of
                                                   interest and principal payments not well safeguarded during good and bad times.
                                      B            Lack characteristics of desirable investment; potentially
                                                   low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                      Caa          Poor standing, may be in default; elements of danger with
                                                   respect to principal or interest payments.
                                      Ca           Speculative in a high degree; could be in default or have
                                                   other marked short-comings.
                                      C            Lowest-rated; extremely poor prospects of ever attaining
                                                   investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                            NOTICE OF PRIVACY POLICY

At IDEX Mutual Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in order to provide our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

- Information we receive from you on applications or other forms, such as your name, address and account number;

- Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

- Information we receive from non-affiliated third parties, including consumer reporting agencies.

"Nonpublic personal information" is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                      St. Petersburg, Florida, 33716-1202

              INVESTMENT ADVISER:                                      CUSTODIAN:
     AEGON/Transamerica Fund Advisers, Inc.                  Investors Bank & Trust Company
              570 Carillon Parkway                          200 Clarendon Street, 16th Floor
       St. Petersburg, Florida 33716-1202                     Boston, Massachusetts 02116

                  DISTRIBUTOR:                         INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS:
          AFSG Securities Corporation                          PricewaterhouseCoopers LLP
             4333 Edgewood Road NE                          101 E. Kennedy Blvd., Suite 1500
            Cedar Rapids, Iowa 52499                           Tampa, Florida 33602-9919

                                 SUB-ADVISERS:

      AEGON USA INVESTMENT MANAGEMENT, LLC
      4333 Edgewood Road NE
      Cedar Rapids, Iowa 52499

      AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
      American Century Tower
      4500 Main Street
      Kansas City, Missouri 64111

      BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      101 S. Tryon Street
      Charlotte, North Carolina 28255

      CLARION CRA SECURITIES, LP
      259 N. Radnor-Chester Road, Suite 205
      Radnor, Pennsylvania 19087

      FEDERATED INVESTMENT MANAGEMENT COMPANY
      Federated Investment Tower
      Pittsburgh, Pennsylvania 15222-3779

      GREAT COMPANIES, L.L.C.
      635 Court Street, Suite 100
      Clearwater, Florida 33756

      JANUS CAPITAL MANAGEMENT LLC
      100 Fillmore Street
      Denver, Colorado 80206-4928

      JENNISON ASSOCIATES LLC
      466 Lexington Avenue
      New York, New York 10017

      PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
      840 Newport Center Drive
      Newport Beach, California 92660

      PILGRIM BAXTER & ASSOCIATES, LTD.
      1400 Liberty Ridge Drive
      Wayne, Pennsylvania 19087-5593

      SALOMON BROTHERS ASSET MANAGEMENT INC
      388 Greenwich Street
      New York, New York 10013

      T. ROWE PRICE ASSOCIATES, INC.
      100 East Pratt Street
      Baltimore, Maryland 21202

      TEMPLETON INVESTMENT COUNSEL, LLC
      500 E. Broward Blvd., Suite 2100
      Ft. Lauderdale, Florida 33394

      TRANSAMERICA INVESTMENT MANAGEMENT, LLC
      1150 South Olive Street, Suite 2700
      Los Angeles, California 90015

          SEND YOUR CORRESPONDENCE TO:                             CUSTOMER SERVICE:
   AEGON/Transamerica Investor Services, Inc.             (888) 233-IDEX (4339) toll free call
                 P.O. Box 9015                          Hours: 8 a.m. to 8 p.m. Monday - Friday
         Clearwater, Florida 33758-9015

                        IDEX WEBSITE: www.idexfunds.com

                     Visit our website at www.idexfunds.com
  Transamerica IDEX Mutual Funds - P.O. Box 9015 - Clearwater, FL - 33758-9015
   Investor Services 1-888-233-4339 - Investment Professionals 1-800-851-7555
                    Distributor: AFSG Securities Corporation

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated June 1, 2004, and in the TA IDEX Annual and Semi-Annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplicate fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the Annual and Semi-Annual reports, without charge, or to make other inquiries about these funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address at the top of this page. More information and reports about the funds can be viewed online or download from: www.idexfunds.com. In the TA IDEX Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TA IDEX's Investment Company Act file number is: 811-04556

ISF000

TRANSAMERICA IDEX MUTUAL FUNDS LOGO

         Both the principal value and returns of investments will fluctuate over time, so an investor's shares, when redeemed, may be worth more or less than their original cost.

                         TRANSAMERICA IDEX MUTUAL FUNDS

                          (FORMERLY IDEX MUTUAL FUNDS)

                                 CLASS I SHARES

                     TA IDEX AMERICAN CENTURY INTERNATIONAL
             TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE (FORMERLY
                     IDEX AMERICAN CENTURY INCOME & GROWTH)
                     TA IDEX CLARION REAL ESTATE SECURITIES
                          TA IDEX FEDERATED TAX EXEMPT
                      TA IDEX GREAT COMPANIES - AMERICA(SM)
                    TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
                             TA IDEX JANUS BALANCED
                              TA IDEX JANUS GROWTH
                             TA IDEX JENNISON GROWTH
                   (FORMERLY IDEX JENNISON EQUITY OPPORTUNITY)
                             TA IDEX MARSICO GROWTH
                         TA IDEX PIMCO REAL RETURN TIPS
                           TA IDEX PIMCO TOTAL RETURN
                             TA IDEX SALOMON ALL CAP
                         TA IDEX SALOMON INVESTORS VALUE
                      TA IDEX T. ROWE PRICE HEALTH SCIENCES
                         TA IDEX T. ROWE PRICE SMALL CAP
                   TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
                   (FORMERLY IDEX GREAT COMPANIES - GLOBAL(2))
                TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
                   TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                           TA IDEX TRANSAMERICA EQUITY
                      TA IDEX TRANSAMERICA FLEXIBLE INCOME
                      (FORMERLY IDEX JANUS FLEXIBLE INCOME)
                    TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                        TA IDEX TRANSAMERICA MONEY MARKET
                    TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
                    (FORMERLY IDEX ISABELLE SMALL CAP VALUE)
                       TA IDEX TRANSAMERICA VALUE BALANCED

                     NOTE: EACH SERIES OF TRANSAMERICA IDEX
                  MUTUAL FUNDS HAS CHANGED ITS NAME TO INCLUDE
                   "TA" AT THE BEGINNING. ACCORDINGLY, HEREIN
                     THROUGHOUT THIS STATEMENT OF ADDITIONAL
                 INFORMATION, EACH FUND WILL BE KNOWN AS STATED
                               IN THE ABOVE LIST.

                       STATEMENT OF ADDITIONAL INFORMATION

                                __________, 2004

                 TRANSAMERICA IDEX MUTUAL FUNDS (CLASS I SHARES)
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The funds listed above are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX T. Rowe Price Health Sciences, TA IDEX Great Companies -- Technology(SM), TA IDEX Clarion Real Estate Securities and TA IDEX PIMCO Real Return TIPS are diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated ______________, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual and Semi-Annual Reports to shareholders are incorporated by reference into this SAI.

PLEASE NOTE: Each of the listed Transamerica IDEX funds are offered for investment to the following Transamerica IDEX strategic asset allocation funds:
TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Moderate Portfolio. In addition, TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Conservative High-Yield Bond are offered to the following strategic asset allocation funds of AEGON/Transamerica Series Fund, Inc. ("ATSF"): ATSF Asset Allocation - Conservative Portfolio, ATSF Asset Allocation - Growth Portfolio, ATSF Asset Allocation - Moderate Growth Portfolio and ATSF Asset Allocation - Moderate Portfolio.

ISF 00065-_____ISH

                                TABLE OF CONTENTS


                                                                                                                  Page
INVESTMENT OBJECTIVES..........................................................................................    ii
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES................................................................    ii
     Investment Restrictions of TA IDEX American Century Large Company Value (formerly ........................     2
          IDEX American Century Income & Growth) ..............................................................
     Investment Restrictions of TA IDEX American Century International ........................................     3
     Investment Restrictions of TA IDEX Clarion Real Estate Securities.........................................     4
     Investment Restrictions of TA IDEX Federated Tax Exempt ..................................................     5
     Investment Restrictions of TA IDEX Great Companies -- America(SM).........................................
          and TA IDEX Great Companies -- Technology(SM)  ......................................................     7
     Investment Restrictions of TA IDEX Templeton Great Companies Global.......................................     7
     Investment Restrictions of TA IDEX Transamerica Small/Mid Cap Value (formerly.............................     9
          IDEX Isabelle Small Cap Value) ......................................................................
     Investment Restrictions of TA IDEX Janus Balanced ........................................................    10
     Investment Restrictions of TA IDEX Janus Growth ..........................................................    11
     Investment Restrictions of TA IDEX Transamerica Flexible Income (formerly IDEX
          Janus Flexible Income) ..............................................................................    13
     Investment Restrictions of TA IDEX Jennison Growth (formerly IDEX.........................................    14
      Jennison Equity Opportunity) ............................................................................
     Investment Restrictions of TA IDEX Marsico Growth ........................................................    16
     Investment Restrictions of TA IDEX PIMCO Real Return TIPS ................................................    17
     Investment Restrictions of TA IDEX PIMCO Total Return ....................................................    18
     Investment Restrictions of TA IDEX Salomon All Cap .......................................................    19
     Investment Restrictions of TA IDEX Salomon Investors Value ...............................................    20
     Investment Restrictions of TA IDEX T. Rowe Price Health Sciences .........................................    22
     Investment Restrictions of TA IDEX T. Rowe Price Small Cap
          and TA IDEX T. Rowe Price Tax-Efficient Growth ......................................................    23
     Investment Restrictions of TA IDEX Transamerica Conservative High-Yield Bond .............................    24
     Investment Restrictions of TA IDEX Transamerica Convertible Securities ...................................    26
     Investment Restrictions of TA IDEX Transamerica Growth Opportunities
          and TA IDEX Transamerica Equity .....................................................................    27
     Investment Restrictions of TA IDEX Transamerica Money Market .............................................    29
     Investment Restrictions of TA IDEX Transamerica Value Balanced ...........................................    30
OTHER POLICIES AND PRACTICES OF THE FUNDS .....................................................................    31
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS .............................................................    31
     Options on Securities and Indexes ........................................................................    31
     Options on Foreign Currencies ............................................................................    33
     Futures Contracts and Options thereon.....................................................................    33
     Forward Contracts ........................................................................................    34
     Swaps and Swap-Related Products ..........................................................................    35
     Credit Default Swaps .....................................................................................    36
     Exchange-Traded Funds ("ETFs") ...........................................................................    36
     Euro Instruments .........................................................................................    36
     Special Investment Considerations and Risks ..............................................................    36
     Additional Risks of Options on Foreign Currencies, Forward Contracts
          and Foreign Instruments .............................................................................    37
FOREIGN INVESTMENTS ...........................................................................................    38
       Sovereign Debt Securities (TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS)...............    39
       Emerging Markets (TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS)........................    39
OTHER INVESTMENT COMPANIES ....................................................................................    40
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES ...............................................    40
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES ...........................................................    40
MORTGAGE-RELATED SECURITIES ...................................................................................    41
INCOME PRODUCING SECURITIES ...................................................................................    42
LENDING OF FUND SECURITIES ....................................................................................    43
JOINT TRADING ACCOUNTS ........................................................................................    43

ILLIQUID AND RESTRICTED/144A SECURITIES .......................................................................    43
MUNICIPAL OBLIGATIONS .........................................................................................    44
            Municipal Bonds ...................................................................................    44
            Municipal Notes ...................................................................................    44
            Municipal Commercial Paper ........................................................................    44
            Variable Rate Obligations .........................................................................    44
            Municipal Lease Obligations .......................................................................    44
LOAN PARTICIPATIONS ...........................................................................................    44
EQUITY EQUIVALENTS ............................................................................................    45
EVENT-LINKED BONDS (TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS) ............................    46
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS ..................................................................    46
PASS-THROUGH SECURITIES .......................................................................................    46
HIGH-YIELD/HIGH-RISK BONDS ....................................................................................    46
            Valuation Risks ...................................................................................    47
            Liquidity Risks ...................................................................................    47
WARRANTS AND RIGHTS ...........................................................................................    47
U.S. GOVERNMENT SECURITIES ....................................................................................    47
TEMPORARY DEFENSIVE POSITION ..................................................................................    47
MONEY MARKET RESERVES (TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-
     Growth and TA IDEX T. Rowe Price Health Sciences) ........................................................    47
OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST ................................................................    48
PORTFOLIO TURNOVER RATE .......................................................................................    49
INVESTMENT ADVISORY AND OTHER SERVICES ........................................................................    49
DISTRIBUTOR ...................................................................................................    59
ADMINISTRATIVE SERVICES .......................................................................................    62
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ................................................................    63
FUND TRANSACTIONS AND BROKERAGE ...............................................................................    64
TRUSTEES AND OFFICERS .........................................................................................    68
PURCHASE OF SHARES ............................................................................................    72
TAXES .........................................................................................................    72
MISCELLANEOUS .................................................................................................    81
     Organization .............................................................................................    81
     Shares of Beneficial Interest ............................................................................    81
     Independent Certified Public Accountants .................................................................    81
     Code of Ethics ...........................................................................................    81
     Registration Statement ...................................................................................    92
PERFORMANCE INFORMATION .......................................................................................    92
FINANCIAL STATEMENTS ..........................................................................................   105


                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of Transamerica IDEX, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions that as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy.

INVESTMENT RESTRICTIONS OF TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

TA IDEX American Century Large Company Value may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

         4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

         5. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities.

         7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

         (A) The fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

         (B) The fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

         (C) The fund may not sell securities short, except short sales "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

         (D) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         (E) Invest for purposes of exercising control.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX AMERICAN CENTURY INTERNATIONAL

TA IDEX American Century International may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

         4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

         5. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

         7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

         8. The fund may not issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

         (A) The fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

         (B) The fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

         (C) The fund may not sell securities short, except short sales "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

         (D) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         (E) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts. The fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

         (F) The fund may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

         (G) Invest for purposes of exercising control.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX CLARION REAL ESTATE SECURITIES

TA IDEX Clarion Real Estate Securities may not, as a matter of fundamental policy:

         1. With respect to 50% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Invest less than 25% of its assets in securities of issuers primarily engaged in the real estate industry. The fund will not invest 25% or more of its assets in the securities of issuers primarily engaged in any other single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         4. Invest directly in real estate or interests in real estate; however, the fund may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses and the fund may hold and sell real estate acquired by the fund as a result of the ownership of securities.

         5. Make loans, except that the fund (i) may lend portfolio securities with a value not exceeding one-third of the fund's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt obligations (including privately issued debt obligations), loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

         7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entered into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

         (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

         (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

         (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (D) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

         (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

         (F) The fund may not invest in companies for the purposes of exercising control or management.

         (G) The fund may not purchase securities or other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted by the 1940 Act and the rules and regulations thereunder.

         (H) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX FEDERATED TAX EXEMPT

TA IDEX Federated Tax Exempt may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Underwrite any issue of securities, except to the extent the fund may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the fund may purchase Municipal Obligations directly from the issuers thereof for investment in accordance with the fund's investment objective and policies.

         3. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the fund may invest more than 25% of the value of its assets in industrial development bonds ("IDBs"). Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to IDBs, the fund may purchase securities of an issuer resulting in the ownership of more than 25% of the fund's assets in one industry, and the fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state.

         4. Purchase securities on margin or sell "short," but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         5. Purchase or hold any real estate or mortgage loans thereon, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein.

         6. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company.

         7. Make loans, except to the extent the purchase of notes, bonds, or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans.

         8. The fund may not purchase or sell physical commodities, provided that the fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

         9. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding one-third of the current value of the fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed at the time the borrowing is made). For purposes of this limitation, reverse repurchase agreements would not constitute borrowings.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

         (B) The fund may not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

         (C) The fund may not purchase securities on margin, provided that the fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         (D) Invest in companies for the purpose of exercising control.

         (E) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect.

As a matter of fundamental policy, the fund will invest 80% of its assets in tax exempt securities that are not subject to alternate minimum tax. Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of the net assets of any of the funds will not result in a violation of such restriction. Additional limitations on borrowing that are imposed by state law and regulations may apply.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX GREAT COMPANIES -- AMERICA(SM) AND TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)

Each fund may not, as a matter of fundamental policy:

         1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of fund securities, it may technically be deemed to be an underwriter under certain securities laws.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Buy or sell physical commodities (but this shall not prevent the fund from entering into futures contracts and options thereon).

         4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

         5. Borrow money or pledge, mortgage or hypothecate any of its assets except that the fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the fund's total assets when the borrowing is made.

         6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed-delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

         7. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, each fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of the fund without shareholder or policyowner approval:

         (A) Each fund may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

         (B) Each fund may not participate on a "joint" or "joint and several" basis in any trading account in securities.

         (C) Each fund may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or offer of exchange.

         (D) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

TA IDEX Templeton Great Companies Global may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act), if immediately after and as a result of such purchase: (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets; or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         4. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

         5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

         6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities.

         7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of Transamerica IDEX without shareholder or policyowner approval:

         (A) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

         (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

         (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. (Limitations (i) and (ii) do no apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization).

         (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

         (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

         (G) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

TA IDEX Transamerica Small/Mid Cap Value may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "Government Securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Borrow amounts greater than 5% of its total assets for temporary purposes and greater than 331/3% of its total assets for meeting redemption requests (when aggregated with temporary borrowings).

         4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).

         5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

         6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities.

         7. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

         8. Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in options, futures and options on futures will not be deemed to be a purchase of securities on margin by the fund.

         9. Buy or sell physical commodities or commodity futures contracts, except for: (a) forward foreign currency contracts; (b) financial futures contracts; and (c) options on financial futures contracts, securities, foreign currencies and securities indices.

         10. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

         (A) The fund may not sell securities short, except transactions involving selling securities short "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

         (B) The fund may not make investments for the purpose of exercising control or management.

         (C) The fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

         (D) The fund may not invest in other investment companies except as permitted under the 1940 Act.

         (E) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF  TA IDEX JANUS BALANCED

TA IDEX Janus Balanced may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of such fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

         4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent a fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

         6. Act as underwriter of securities issued by others, except to the extent that the fund may be deemed an underwriter in connection with the disposition of the portfolio securities.

         7. The fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will reduce within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (A) The fund may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets.

         (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin.

         (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

         (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.

         (F) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

         (G) The fund may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the fund's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

         (H) The fund may not invest in companies for the purpose of exercising control or management.

         (I) At least 25% of the total assets of the fund will normally be invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF  TA IDEX JANUS GROWTH

TA IDEX Janus Growth may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer; All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

         5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

         6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

         7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

As a fundamental policy governing concentration, the fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

Furthermore, each fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (A) A fund may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

         (B) A fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

         (C) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

         (D) A fund may not purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (E) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), or any successor to such Rule, Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act.

         (F) A fund may not invest in companies for the purpose of exercising control or management.

         (G) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

         (H) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the funds may own debt or equity securities of companies engaged in those businesses.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA FLEXIBLE INCOME

TA IDEX Transamerica Flexible Income may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer; All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

         5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

         6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

         7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

As a fundamental policy governing concentration, the fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

Furthermore, each fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (A) A fund may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

         (B) A fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

         (C) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

         (D) A fund may not purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (E) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), or any successor to such Rule, Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act.

         (F) A fund may not invest in companies for the purpose of exercising control or management.

         (G) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

         (H) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the funds may own debt or equity securities of companies engaged in those businesses. In making all investments for TA IDEX Janus Flexible Income, the sub-adviser will emphasize economic or financial factors or circumstances of the issuer, rather than opportunities for short-term arbitrage.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX JENNISON GROWTH

TA IDEX Jennison Growth may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purpose of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and banker's acceptances.

         3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

         5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

         6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

         7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and for purchases of government securities on a "when-issued" or "delayed-delivery" versus; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (A) The fund may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

         (B) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

         (C) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

         (D) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (E) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act.

         (F) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

         (G) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

         (H) The fund may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

         (I) The fund may not invest in companies for the purpose of exercising control or management.

         (J) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX MARSICO GROWTH

TA IDEX Marsico Growth may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Borrow money except (a) the fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 331/3 of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of fund securities,
(d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in mortgage dollar rolls which are accounted for as financings.

         3. Purchase or sell physical commodities (but this shall not prevent the fund from investing in currency and financial instruments and contracts that are commodities or commodity contracts).

         4. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         5. Make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of securities as permitted by applicable law.

         6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

         7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed-delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

         8. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (A) The fund may not invest in companies for the purpose of exercising control or management.

         (B) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

         (C) The fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's assets exceed $40,000,000.

         (D) The fund may not make short sales of securities, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF  TA IDEX PIMCO REAL RETURN TIPS

TA IDEX PIMCO Real Return TIPS may not, as a matter of fundamental policy:

         1. With respect to 50% of the fund's total assets, purchase the securities of any one issuer (other than government securities and its agencies as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. There shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

         5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

         6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

         7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

         (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

         (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

         (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         (D) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts.

         (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

         (F) The fund may not invest for purposes of exercising control or management.

         (G)Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX PIMCO TOTAL RETURN

TA IDEX PIMCO Total Return may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities and its agencies as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

         5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

         6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

         7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

         (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

         (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

         (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         (D) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts.

         (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

         (F) The fund may not invest for purposes of exercising control or management.

INVESTMENT RESTRICTIONS OF  TA IDEX SALOMON ALL CAP

TA IDEX Salomon All Cap may not, as a matter of fundamental policy:

         1. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts; however, the fund may: (a) purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable or holding or selling real estate received in connection with securities it holds; and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Borrow money, except that the fund may borrow from banks for investment purposes up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. The fund may borrow for temporary or emergency purposes an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing.

         4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

         5. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

         6. Make loans, except that the fund may purchase debt obligations in which the fund may invest consistent with its investment objectives and policies or enter into, and make loans of, its portfolio securities, as permitted under the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

         (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

         (B) The fund may not invest in companies for the purpose of exercising control or management.

         (C) The fund may not sell securities short except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF  TA IDEX SALOMON INVESTORS VALUE

TA IDEX Salomon Investors Value may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

         5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

         6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

         7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The fund may not purchase additional securities when borrowings exceed 5% of total assets. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (A) The fund may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

         (B) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

         (C) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

         (D) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (E) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act.

         (F) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

         (G) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

         (H) The fund may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

         (I) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX T. ROWE PRICE HEALTH SCIENCES

TA IDEX T. Rowe Price Health Sciences may not, as a matter of fundamental policy:

         1. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         2. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

         3. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

         4. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

         5. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

         (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

         (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

         (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         (D) The fund may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

         (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs.

         (F) The fund may not invest in other investment companies except as permitted under the 1940 Act.

         (G) The fund may not invest for purposes of exercising control or management.

         (H) The fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

         (I) The fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's net assets exceed $40,000,000.

         (J) The fund may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

         (K) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX T. ROWE PRICE SMALL CAP AND TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

Each fund may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3 limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3. Purchase or sell physical commodities (but this shall not prevent the fund from entering into future contracts and options thereon).

         4. Invest 25% or more of the fund's total assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit.

         5. Make loans, although the funds may lend fund securities provided that the aggregate of such loans do not exceed 33 1/3 of the value of the fund's total assets. The fund may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

         6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

         7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

         8. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

Furthermore, the funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the funds without shareholder approval:

         (A) A fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's net assets exceed $40,000,000.

         (B) A fund may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

         (C) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

         (D) A fund may not invest in companies for the purpose of exercising control or management.

         (E) A fund may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

         (F) A fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of fund securities; and
(ii) it may make margin deposits in connection with futures contracts or other permissible investments.

         (G) A fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

        (H) A fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

        (I) With respect to TA IDEX T. Rowe Price Small Cap only, under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

TA IDEX Transamerica Conservative High-Yield Bond may not, as a matter of fundamental policy:

         1. Borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within 3 business days to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding.

         2. Pledge assets, except that the fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with paragraph 1 above. Initial margin deposits under interest rate futures contracts, which are made to guarantee the fund's performance under such contracts, shall not be deemed a pledging of fund assets for the purpose of this investment restriction. As a matter of non-fundamental operating policy, in order to permit the sale of shares of the fund under certain state laws, the fund will not pledge its assets in excess of an amount equal to 10% of its net assets unless such state restrictions are changed.

         3. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         4. Purchase the securities (other than government securities) of any issuer if, as a result, more than 5% of the fund's total assets would be invested in the securities of such issuer, provided that up to 25% of the fund's total net assets may be invested without regard to this 5% limitation and in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of total fund assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation.

         5. Invest in mineral leases.

         6. Invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days.

         7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

         8. Underwrite any issue of securities, except to the extent the fund may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the fund may purchase securities directly from the issuers thereof for investment in accordance with the fund's investment objective and policies.

         9. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell interest rate futures contracts for hedging purposes as set forth in the prospectus.

         10. Purchase securities on margin or sell "short," but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (Initial and maintenance margin deposits and payment with respect to interest rate futures contracts are not considered the purchase of securities on margin).

         11. Purchase or retain the securities of any issuer, if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

         12. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company.

         13. Make loans, except to the extent the purchase of notes, bonds, bankers' acceptances or other evidence of indebtedness or the entry into repurchase agreements or deposits (including time deposits and certificates of deposit) with banks may be considered loans.

         14. Purchase or hold any real estate or mortgage loans thereon, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein.

         15. Purchase the securities (other than government securities) of any issuer if, as a result, the fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer; for this purpose, all debt obligations of an issuer, and all shares of stock of an issuer other than common stock, are treated as a single class of securities.

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (A) Write or purchase put, call, straddle or spread options, or combinations thereof.

         (B) Invest more than 10% of its net assets in illiquid securities;

         (C) Invest in real estate limited partnerships;

         (D) Invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

         (E) Purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund's net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund's net assets, (b) which are not for hedging purposes only, or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the Commodity Futures Trading Commission ("CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the fund's shares have been qualified for public offering.

         (F) Invest in companies for the purpose of exercising control.

         (G) Invest in oil, gas or other mineral exploration or development programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

         (H) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF  TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

TA IDEX Transamerica Convertible Securities may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

         5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

         6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

         7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

         (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

         (B) The fund may not sell securities short, except short sales "against the box," which includes the underlying stocks of convertible securities. A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

         (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         (D) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

         (E) The fund may not invest for purposes of exercising control or management.

         (F) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

         (G) The fund may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

         (H) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES AND TA IDEX TRANSAMERICA EQUITY

Each fund may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceed 5% of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the fund's total assets, the fund will not make any additional investments.

         3. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33 1/3% of the fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes.

         4. Purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         5. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to the fund's investments in government securities and (b) up to 25% of the value of the assets of the fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act.

         6. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         7. Underwrite any issue of securities, except to the extent that the sale of securities in accordance with the fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the fund may acquire securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the 1933 Act.

         8. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

         9. Make short sales of securities or maintain a short position unless, at all times when a short position is open, the fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

         10. Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the fund.

         11. Invest in commodities, except that the fund may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the prospectus.

         12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover".

Furthermore, the funds have adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (A) A fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the fund's total assets would be invested in the securities of any one investment company; or (c) the fund would own more than 3% of the total outstanding voting securities of any investment company.

         (B) A fund may not invest in companies for the purposes of exercising control or management.

         (C) With respect to TA IDEX Transamerica Equity only, under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF  TA IDEX TRANSAMERICA MONEY MARKET

TA IDEX Transamerica Money Market may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

         5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

         6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

         7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

         (A) The fund may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

         (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

         (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         (D) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

         (E) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

         (F) The fund may not invest for purposes of exercising control or management.

         (G) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

         (H) The fund may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA VALUE BALANCED

TA IDEX Transamerica Value Balanced may not, as a matter of fundamental policy:

         1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Invest more than 25% of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

         3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the fund from investing in securities or other instruments backed by physical commodities).

         4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

         5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

         6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

         7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

         8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (A) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward and futures contracts are not deemed to constitute selling securities short.

         (B) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         (C) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

         (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.

         (E) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

         (F) The fund may not invest in companies for the purpose of exercising control or management.

         (G) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

                    OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDEXES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than TA IDEX Federated Tax Exempt and TA IDEX Transamerica Conservative High-Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may

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enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

If the notional value of a fund's non-hedge contracts exceeds 100% of its total assets, the fund will not purchase or sell a futures contract unless immediately following such sale or purchase the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of the its net assets. If the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes exceeds 5% of the its net assets, the notional value of a fund's non-hedge contracts will not exceed 100% of the liquidation value of the fund's portfolio securities. Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

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By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

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The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

EXCHANGE-TRADED FUNDS ("ETFs"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies know as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.

EURO INSTRUMENTS. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options

                                       36
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on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions;

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

(iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain

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ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

SOVEREIGN DEBT SECURITIES (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN TIPS): TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may invest in securities issued or guaranteed by any country and denominated in any currency. The funds expect to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The funds will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN
TIPS). Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

A fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in

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which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

OTHER INVESTMENT COMPANIES

A fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. TA IDEX Janus Flexible Income and TA IDEX PIMCO Total Return may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

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MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMSBs"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

INCOME PRODUCING SECURITIES

TA IDEX Transamerica Flexible Income, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS focus their investments in income-producing securities.

TA IDEX Transamerica Flexible Income, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS will purchase defaulted securities only when the respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

         Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

         Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

         Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income producing securities that the funds may purchase include, but are not limited to, the following:

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

         Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

         Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

         Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The funds will not invest more than 5% of their respective assets in inverse floaters.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The funds must receive 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees.

JOINT TRADING ACCOUNTS

TA IDEX Janus Growth and TA IDEX Janus Balanced, and other clients of Janus and its affiliates, may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees must approve the participation of each of these funds in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus and certain of its affiliates by the SEC. All joint account participants, including these funds, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the funds in withdrawing their assets from joint trading accounts.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

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The Fund's Board of Trustees has authorized each fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the fund's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

The funds may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities that normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOAN PARTICIPATIONS

A fund may purchase participations in commercial loans, including loan assignments. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

TA IDEX Federated Tax Exempt may invest in participation interests purchased from banks in variable rate tax-exempt securities (such as IDBs) owned by the banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that the fund's participation interest bears to the total principal amount of the tax-exempt security, and permits demand repurchase as described in section D above. Participations are frequently backed by an irrevocable letter of credit or guarantee of the bank offering the participation which the sub-adviser, under the supervision of the Board of Trustees, has determined meets the prescribed quality standards for TA IDEX Federated Tax Exempt. The fund has the right to sell the instrument back to the bank and draw on the letter of credit on 7 days' notice for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. The fund intends to exercise its demand rights under the letter of credit only (1) upon a default under the terms of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) upon a drop in the rating or the sub-adviser's evaluation of the underlying security. Banks charge a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the yield negotiated between the fund and the bank at which the instruments were purchased by TA IDEX Federated Tax Exempt. The sub-adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by TA IDEX Federated Tax Exempt, including the IDBs supported by bank letters of credit or guarantee, on the basis of published financial information, reports or rating agencies and other bank analytical services. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interest will be tax-exempt when distributed as dividends to shareholders.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Except for TA IDEX Transamerica Convertible Securities and TA IDEX PIMCO Total Return, a fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which the fund might invest.

EVENT-LINKED BONDS (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN
TIPS)

The fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. Reverse repurchase agreements are also subject to the applicable restrictions regarding senior securities. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees. In addition, the funds currently intend to invest primarily in repurchase agreements collateralized by cash, U.S. government securities, or money market instruments whose value equals at least 100% of the repurchase price, marked-to-market daily.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy and that have been reviewed by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are more fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the funds.

HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

MONEY MARKET RESERVES (TA IDEX T. ROWE PRICE SMALL CAP, TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH AND TA IDEX T. ROWE PRICE HEALTH SCIENCES)

It is expected that these funds will invest their cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The

Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. To that end, the RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating from at least one Nationally Recognized Statistical Rating Organization. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the funds. While the RIF does not pay an advisory fee to the investment manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in the RIF or GRIF to the extent it is consistent with their objectives and programs and the terms of the Exemptive Order issued by the SEC.

The RIF and GRIF are not insured or guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Investing in these securities may result in duplication of certain fees and expenses.

OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.).

Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

PREFERRED STOCKS. Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. TA IDEX Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with AEGON Transamerica Fund Advisers, Inc. ("ATFA"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA supervises each respective fund's investments and conducts its investment program.

ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA Holding Company (22%) ("AUSA"), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

INVESTMENT ADVISER COMPENSATION

ATFA receives annual compensation from each fund in the form of a percentage of the fund's average daily net assets. The table below lists those percentages by fund.

                       Fund                                           Percentage of Average Daily Net Assets
-------------------------------------------------                  --------------------------------------------
TA IDEX Janus Balanced                                             1.00% of the first $250 million
TA IDEX Janus Growth                                               0.90% of the next $500 million
                                                                   0.80% of the next $750 million
                                                                   0.70% in excess of $1.5 billion

TA IDEX Transamerica Flexible Income                               0.80% of the first $100 million
                                                                   0.775% over $100 million up to $250 million
                                                                   0.675% in excess of $250 million

TA IDEX Federated Tax Exempt                                       0.60% of the average daily net assets
TA IDEX Transamerica Conservative High-Yield Bond

TA IDEX Great Companies -- America(SM)                             0.80% of the first $500 million
TA IDEX Great Companies -- Technology(SM)                          0.70% in excess of $500 million
TA IDEX Templeton Great Companies Global
TA IDEX Jennison Growth
TA IDEX Salomon All Cap
TA IDEX Salomon Investors Value
TA IDEX T. Rowe Price Small Cap
TA IDEX Transamerica Equity
TA IDEX Transamerica Growth Opportunities

TA IDEX Transamerica Convertible Securities                        0.75% of the average daily net assets

TA IDEX Marsico Growth                                             0.80% of the first $500 million
                                                                   0.70% in excess of $500 million

TA IDEX American Century Large Company Value                       0.90% of the first $100 million
                                                                   0.85% over $100 million up to $250 million
                                                                   0.80% in excess of $250 million

TA IDEX American Century International                             1.00% of the first $50 million
                                                                   0.95% over $50 million up to $150 million
                                                                   0.90% over $150 million up to $500 million
                                                                   0.85% over $500 million up to $1 billion
                                                                   0.80% in excess of $1 billion

TA IDEX Transamerica Small/Mid Cap Value                           0.80% of the first $500 million
                                                                   0.75% in excess of $500 million

TA IDEX T. Rowe Price Health Sciences                              1.00% of the first $500 million
                                                                   0.95% in excess of $500 million

TA IDEX Transamerica Money Market                                  0.40% of the average daily net assets

TA IDEX PIMCO Total Return                                         0.70% of the average daily net assets
TA IDEX PIMCO Real Return TIPS

TA IDEX T. Rowe Price Tax-Efficient Growth                         0.75% of the first $500 million
                                                                   0.65% in excess of $500 million

TA IDEX Transamerica Value Balanced                                0.75% of the first $500 million
                                                                   0.65% over $500 million up to $1 billion
                                                                   0.60% in excess of $1 billion

TA IDEX Clarion Real Estate Securities                             0.80% of the first $250 million
                                                                   0.775% over $250 million up to $500 million
                                                                   0.70% over $500 million up to $1 billion
                                                                   0.65% in excess of $1 billion

ADVISORY AGREEMENT

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement provides that ATFA will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and (iii) be responsible for the administration of each fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, ATFA or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that ATFA shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of ATFA in the performance of its duties thereunder.

The Advisory Agreement became effective as follows:

                         FUND                                                                 EFFECTIVE DATE
----------------------------------------------------                                         ----------------
TA IDEX American Century Large Company Value                                                 March 1, 2002
TA IDEX American Century International                                                       March 1, 2002
TA IDEX Clarion Real Estate Securities                                                       March 1, 2003
TA IDEX Federated Tax Exempt                                                                 June 15, 2000
TA IDEX Great Companies -- America(SM)                                                       June 15, 2000
TA IDEX Templeton Great Companies Global                                                     September 1, 2000
TA IDEX Great Companies -- Technology(SM)                                                    June 15, 2000
TA IDEX Transamerica Small/Mid Cap Value                                                     March 1, 2004
TA IDEX Janus Balanced                                                                       April 3, 2002
TA IDEX Transamerica Flexible Income                                                         March 1, 2004
TA IDEX Janus Growth                                                                         April 3, 2002
TA IDEX Jennison Growth                                                                      December 1, 2000
TA IDEX Marsico Growth                                                                       December 5, 2002
TA IDEX PIMCO Real Return TIPS                                                               March 1, 2003
TA IDEX PIMCO Total Return                                                                   March 1, 2002
TA IDEX Salomon All Cap                                                                      March 1, 1999
TA IDEX Salomon Investors Value                                                              March 1, 2002
TA IDEX T. Rowe Price Health Sciences                                                        March 1, 2002
TA IDEX T. Rowe Price Small Cap                                                              March 1, 1999
TA IDEX T. Rowe Price Tax-Efficient Growth                                                   March 1, 1999
TA IDEX Transamerica Conservative High-Yield Bond                                            March 1, 2002
TA IDEX Transamerica Convertible Securities                                                  March 1, 2002
TA IDEX Transamerica Equity                                                                  March 1, 2000

TA IDEX Transamerica Growth Opportunities                                                    March 1, 2000
TA IDEX Transamerica Money Market                                                            March 1, 2002
TA IDEX Transamerica Value Balanced                                                          August 24, 2001

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or ATFA, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with Transamerica IDEX on behalf of each applicable fund, pursuant to which ATFA has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap) in the fund's then-current SAI. Transamerica IDEX, on behalf of an applicable fund, will at a later date reimburse ATFA for operation expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund's expense ratio does not exceed the expense cap. The agreement has an initial term from June 15, 2000, and continues automatically for one-year terms unless ATFA provides written notice to Transamerica IDEX at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by Transamerica IDEX, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA. The funds currently included in the Expense Reimbursement Agreement are listed as follows:

TA IDEX American Century Large Company Value                   TA IDEX Marsico Growth
TA IDEX American Century International                         TA IDEX PIMCO Real Return TIPS
TA IDEX Clarion Real Estate Securities                         TA IDEX PIMCO Total Return
TA IDEX Great Companies - America(SM)                          TA IDEX Templeton Great Companies Global
TA IDEX T. Rowe Price Health Sciences                          TA IDEX Transamerica Money Market
TA IDEX Great Companies - Technology(SM)                       TA IDEX Transamerica Convertible Securities
TA IDEX Transamerica Small/Mid Cap Value

The applicable expense caps for each of the funds are listed in the following table.


                FUND                                                                     EXPENSE CAP
---------------------------------------------------                                      -----------
TA IDEX American Century Large Company Value                                               1.15%
TA IDEX American Century International                                                     1.24%
TA IDEX Clarion Real Estate Securities                                                     1.00%
TA IDEX Federated Tax Exempt                                                               1.00%
TA IDEX Great Companies -- America(SM)                                                     1.00%
TA IDEX Templeton Great Companies Global                                                   1.10%
TA IDEX Great Companies -- Technology(SM)                                                  1.00%
TA IDEX Transamerica Small/Mid Cap Value                                                   1.10%
TA IDEX Transamerica Balanced                                                              1.20%
TA IDEX Transamerica Flexible Income                                                       1.00%
TA IDEX Janus Growth                                                                       1.00%
TA IDEX Jennison Growth                                                                    1.00%
TA IDEX Marsico Growth                                                                     1.00%
TA IDEX PIMCO Real Return TIPS                                                             1.00%
TA IDEX PIMCO Total Return                                                                 1.00%
TA IDEX Salomon All Cap                                                                    1.00%
TA IDEX Salomon Investors Value                                                            1.00%
TA IDEX T. Rowe Price Health Sciences                                                      1.30%
TA IDEX T. Rowe Price Small Cap                                                            1.00%
TA IDEX T. Rowe Price Tax-Efficient Growth                                                 0.95%

TA IDEX Transamerica Conservative High-Yield Bond                                          0.80%
TA IDEX Transamerica Convertible Securities                                                1.00%
TA IDEX Transamerica Equity                                                                1.00%
TA IDEX Transamerica Growth Opportunities                                                  1.00%
TA IDEX Transamerica Money Market                                                          0.41%
TA IDEX Transamerica Value Balanced                                                        0.95%


                                            ADVISORY FEE AFTER REIMBURSEMENT          ADVISORY FEE REIMBURSEMENTS
                                        ---------------------------------------   ------------------------------------
                                                      OCTOBER 31                                OCTOBER 31
                                        ---------------------------------------   ------------------------------------
                 FUND                       2003         2002          2001          2003         2002         2001
--------------------------------------  -----------  -----------   ------------   ----------   ----------   ----------
TA IDEX American Century Large
  Company Value(1)                      $    57,108  $    79,539       (131,959)  $  206,578   $  205,837      150,912
TA IDEX American Century
  International                         $   310,246  $  (147,054)      (152,514)  $  472,761   $  305,828      161,802
TA IDEX Clarion Real Estate Securities  $   216,103          N/A            N/A        2,602          N/A          N/A
TA IDEX Federated Tax Exempt            $   173,881  $   162,976   $    126,217   $   70,217   $   36,031   $   32,734
TA IDEX Great Companies -- America(SM)  $   959,239  $   921,249   $    395,700   $  147,541   $  146,134   $  165,500
TA IDEX Templeton Great Companies
  Global(2)                             $    76,225  $    (6,196)  $    (76,716)  $  126,966   $  115,094   $  143,675
TA IDEX Great Companies --
   Technology(SM)                       $   179,708  $   (46,300)  $    (56,139)  $  138,268   $  192,527   $  191,688
TA IDEX Transamerica Small/Mid Cap
  Value(3)                              $ 1,000,665  $   453,811        (42,408)  $        -   $   77,762       89,374
TA IDEX Janus Balanced                  $ 3,688,769  $ 4,485,743   $  4,826,897   $        -   $      N/A   $      N/A
TA IDEX Transamerica Flexible
  Income(4)                             $ 1,641,352  $   959,127   $    594,150   $        -   $      N/A   $      N/A
TA IDEX Janus Growth                    $10,670,954  $14,652,745   $ 23,772,377   $        -   $      N/A   $      N/A
TA IDEX Jennison Growth(5)              $   455,854  $   612,680   $    (28,697)  $  103,823   $   59,815   $  267,370
TA IDEX Marsico Growth                  $   361,461  $   158,112   $     90,536   $   26,748   $  105,284   $  134,177
TA IDEX PIMCO Real Return TIPS          $    54,432          N/A            N/A       63,384          N/A          N/A
TA IDEX PIMCO Total Return              $   742,841      129,048            N/A            -       37,154          N/A
TA IDEX Salomon All Cap                 $ 2,258,747  $ 2,600,599   $  1,677,177   $  295,977   $  376,327   $  233,467
TA IDEX Salomon Investors Value         $ 1,121,694  $   210,585   $    138,816   $        -   $  170,078   $  127,098
TA IDEX T. Rowe Price Health Sciences   $   189,603     (103,887)           N/A   $   59,564      122,055          N/A
TA IDEX T. Rowe Price Small Cap         $   282,683  $   (31,866)  $    (43,567)  $   85,347   $  218,612   $  210,289
TA IDEX T. Rowe Price Tax-Efficient
  Growth                                $   238,582  $   169,418   $    (71,520)  $   59,810   $   94,052   $  135,947
TA IDEX Transamerica Conservative
  High- Yield Bond                      $ 1,081,893  $   617,539   $    505,743            -          N/A          N/A
TA IDEX Transamerica Convertible
  Securities                            $   607,328      (51,591)           N/A   $        -       81,836          N/A
TA IDEX Transamerica Equity             $   424,229  $    30,731   $    (35,686)  $        -   $   86,759   $  107,320
TA IDEX Transamerica Growth
  Opportunities                         $   405,924  $      (774)  $    (52,024)  $  550,288   $  127,718   $  137,888
TA IDEX Transamerica Money Market       $    18,815     (136,773)           N/A   $  869,435      542,922          N/A
TA IDEX Transamerica Value Balanced     $    28,006  $   154,636   $    125,784   $  195,436   $  128,406   $  129,955

--------------------------
(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Prior to September 15, 2003, Great Companies, L.L.C. served as sole sub-adviser and the fund was named TA IDEX Great Companies - Global(2).

(3) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(4) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(5) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

SUB-ADVISERS

Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, CO 80206-4805, serves as sub-adviser to TA IDEX Janus Growth and TA IDEX Janus Balanced pursuant to a sub-advisory agreement with ATFA.

Jennison Associates, LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to TA IDEX Jennison Growth pursuant to a sub-advisory agreement with ATFA.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX T. Rowe Price Health Sciences pursuant to a sub-advisory agreement with ATFA.

Salomon Brothers Asset Management Inc ("SaBAM"), 300 First Stamford Place, 4th Floor, Stamford, CT 06902, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value pursuant to a sub-advisory agreement with ATFA.

Banc of America Capital Management, LLC ("BACAP"), 101 S. Tryon Street, Charlotte, NC 28255, serves as sub-adviser to TA IDEX Marsico Growth pursuant to a sub-advisory agreement with ATFA. BACAP has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, CO 80202, wherein Marsico will provide portfolio management.

Transamerica Investment Management, LLC ("TIM"), 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Money Market, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Small/Mid Cap Value and TA IDEX Transamerica Convertible Securities pursuant to a sub-advisory agreement with ATFA.

Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to TA IDEX Great Companies -- America(SM) and TA IDEX Great Companies -- Technology(SM) and co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with ATFA.

Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with ATFA.

Federated Investment Management Company ("Federated"), Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as sub-adviser to TA IDEX Federated Tax Exempt pursuant to a sub-advisory agreement with ATFA.

ING Clarion Real Estate Securities ("Clarion"), 259 N. Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser to TA IDEX Clarion Real Estate Securities pursuant to a sub-advisory agreement with ATFA.

American Century Investment Management, Inc. ("American Century"), American Century Tower, 4500 Main Street, Kansas City, MO 64111, serves as sub-adviser to TA IDEX American Century Large Company Value and TA IDEX American Century International pursuant to a sub-advisory agreement with ATFA.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS pursuant to sub-advisory agreements with ATFA.

AEGON USA Investment Management, LLC ("AUMI"), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to TA IDEX Transamerica Conservative High-Yield Bond pursuant to a sub-advisory agreement with ATFA.

The sub-advisers also serve as sub-advisers to certain portfolios of AEGON/Transamerica Series Fund, Inc. ("ATSF"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

         Fund                     Sub-Adviser                                               Sub-Advisory Fee
------------------------        ----------------                 -----------------------------------------------------------------
TA IDEX American Century        American Century                 0.50% of the first $100 million of average daily net assets; 0.45%
Large Company Value                                              of average daily net assets over $100 million up to $250
                                                                 million; and 0.40% of average daily net assets in excess of $250 million

         Fund                     Sub-Adviser                                                 Sub-Advisory Fee
------------------------        ----------------                   -----------------------------------------------------------------
TA IDEX American Century        American Century                   0.60% of the first $50 million of average daily net assets; 0.55%
International                                                      of average daily net assets from $50 million up to $150 million;
                                                                   0.50% of average daily net assets over $150 million up to $500 million; and 0.45% of average daily net assets in excess of $500 million

TA IDEX Clarion Real Estate         Clarion                        0.40% of the first $250 million of average daily net assets;
Securities                                                         0.375% of average daily net assets up to $500 million; 0.35% of average daily net assets up to $1 billion; and 0.30% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Federated Tax Exempt       Federated                       0.30% of the average daily net assets

TA IDEX Great Companies--       Great Companies                    50% of the advisory fees received by ATFA, less 50% of any amount
America(SM)                                                        reimbursed pursuant to the fund's expense limitation

TA IDEX Great Companies--       Great Companies                    50% of the advisory fees received by ATFA, less 50% of any amount
Technology(SM)                                                     reimbursed pursuant to the fund's expense limitation

TA IDEX Transamerica Small/Mid        TIM                          0.375% of the first $500 million of average daily net assets;
Cap Value                                                          and 0.325% of average daily assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Janus Balanced*              Janus                         0.50% of the first $750 million of average daily net assets;
                                                                   0.45% of next $250 million of average daily net assets; and
                                                                   0.425% of average daily net assets in excess of $1 billion, less
                                                                   50% of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Transamerica Flexible         TIM                          0.45% of the first $100 million of average daily net assets;
Income                                                             0.40% of next $150 million of average daily net assets; and
                                                                   0.35% in excess of $250 million, less 50% of any amount
                                                                   reimbursed pursuant to the fund's expense limitation

TA IDEX Janus Growth*                Janus                         0.50% of the first $750 million of average daily net assets;
                                                                   0.45% of the next $250 million of average daily net assets; and
                                                                   0.425% of average daily net assets in excess of $1 billion, less
                                                                   50% of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Jennison Growth            Jennison                        0.40% of the first $500 million of average daily net assets;
                                                                   0.35% of the average daily net assets over $500 million

TA IDEX Marsico Growth               BACAP                         0.40% of the first $250 million of average daily net assets;
                                                                   0.375% of the next $250 million of average daily net assets;
                                                                   0.35% of the next $500 million of average daily net assets; and
                                                                   0.30% of average daily net assets in excess of $1 billion

TA IDEX PIMCO Real Return            PIMCO                         0.25% of average daily net assets received by ATFA
TIPS


         Fund                     Sub-Adviser                                                 Sub-Advisory Fee
------------------------        ----------------                   -----------------------------------------------------------------
TA IDEX PIMCO Total Return           PIMCO                         0.25% of average daily net assets received by ATFA

TA IDEX Salomon All Cap              SaBAM                         0.30% of the first $20 million of average daily net assets;
                                                                   0.50% of the next $20-$100 million of average daily net assets;
                                                                   and 0.40% of average daily net assets over $100 million

TA IDEX Salomon Investors            SaBAM                         0.35% of the average daily net assets, less 50% of any amount
Value                                                              reimbursed pursuant to the fund's expense limitation

TA IDEX T. Rowe Price Health     T. Rowe Price                     0.60% of the first $500 million of average daily net assets;
Sciences                                                           0.55% of average daily net assets in excess of $500 million
                                                                   (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health
                                                                   Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price
                                                                   Tax-Efficient Growth, ATSF T. Rowe Price Equity Income, ATSF T.
                                                                   Rowe Price Growth Stock and ATSF T. Rowe Price Small Cap as
                                                                   follows: assets between $750 million and $1.5 billion: 5% fee
                                                                   Reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction.)

TA IDEX T. Rowe Price Small      T. Rowe Price                     0.35% of average daily net assets (T. Rowe Price has agreed to
Cap                                                                a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe
                                                                   Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, ATSF
                                                                   T. Rowe Price Equity Income, ATSF T. Rowe Price Growth Stock and
                                                                   ATSF T. Rowe Price Small Cap as follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction.)

TA IDEX T. Rowe Price Tax-       T. Rowe Price                     0.45% of the first $100 million of the fund's average daily net
Efficient Growth                                                   assets; 0.40% of the next $100 million up to $250 million; and
                                                                   0.35% of average daily net assets in excess of $250 million (T.
                                                                   Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health
                                                                   Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price
                                                                   Tax-Efficient Growth, ATSF T. Rowe Price Equity Income, ATSF T.
                                                                   Rowe Price Growth Stock and ATSF T. Rowe Price Small Cap as
                                                                   follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction.)

TA IDEX Templeton Great         Great Companies/                   Templeton will receive 0.40% for assets that they manage up to
Companies Global                   Templeton                       $500 million.  If the assets managed by Templeton are less than
                                                                   $500 million, Great Companies will receive 0.40% for the
                                                                   difference between Templeton's assets and the $500 million cap
                                                                   (up to the assets managed by Great Companies). For all assets above $500 million, Great Companies and Templeton each will receive 0.35% of the fund's average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Transamerica                 AUIM                          50% of the advisory fees received by ATFA, less 50% of any amount
Conservative High-Yield Bond                                       reimbursed pursuant to the fund's expense limitation

TA IDEX Transamerica                  TIM                          0.35% of average daily net assets, less 50% of any amount
Convertible Securities                                             reimbursed pursuant to the fund's expense limitation

TA IDEX Transamerica Equity           TIM                          50% of the advisory fees received by ATFA, less 50% of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Transamerica Growth           TIM                          50% of the fees received by ATFA, less 50% of any amount
Opportunities                                                      reimbursed pursuant to the fund's expense limitation

TA IDEX Transamerica Money            TIM                          0.15% of average daily net assets, less 50% of any amount
Market                                                             reimbursed pursuant to the fund's expense limitation (for 2 years from the fund's inception)

TA IDEX Transamerica Value            TIM                          0.35% of average daily net assets, less 50% of any amount
Balanced                                                           reimbursed pursuant to the fund's expense limitation

*Notwithstanding anything in the Sub-Advisory Agreements to the contrary, Janus Capital Management, LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds.

          Combined Asset Levels                              Percentage Fee Waiver
Assets between $1.5 billion and $3.0 billion                 5% Fee Reduction
Assets between $3.0 billion and $5.0 billion                 7.5% Fee Reduction
Assets above $5 billion                                      10.0% Fee Reduction

The calculation of the effective fee will be as follows:

         Total Sub-Advisory Fee
                                        = Effective Fee
         Average Daily Balance

The Discount Calculation will be:

Effective Fee x $1.5 billion x 5% +
Effective Fee x $3.0 billion x 7.5%
Effective Fee x Current Average Daily Balance - $5 billion x 10%
----------------------------------------------------------------
= Total Fee Discount to be applied to Original Sub-Advisory Fee

         In all other respects the Sub-Advisory Agreement dated as of April 3, 2002, as amended, is confirmed and remains in full force and effect.

                             SUB-ADVISORY FEES PAID
                            (NET OF FEES REIMBURSED)

                                                                                     OCTOBER 31
                                                                  ------------------------------------------------
                       FUND                                           2003             2002              2001
------------------------------------------------------            ------------     ------------      -------------
TA IDEX American Century Large Company Value(1)                   $     70,665     $    136,924             10,530
TA IDEX American Century International                            $    244,128     $     82,562              5,572
TA IDEX Clarion Real Estate Securities                            $    108,022              N/A                N/A
TA IDEX Federated Tax Exempt                                      $    122,049     $     99,503      $      79,578
TA IDEX Great Companies -- America(SM)                            $    553,390     $    539,172      $     174,521
TA IDEX Templeton Great Companies Global(2)                       $    104,166           59,521                N/A
TA IDEX Great Companies -- Technology(SM)                         $    156,417     $     93,144              3,024
TA IDEX Transamerica Small/Mid Cap Value(3)                       $    555,925     $    295,318             26,093
TA IDEX Janus Balanced                                            $  1,829,006     $  2,313,582      $   2,424,417
TA IDEX Transamerica Flexible Income(4)                           $    828,099     $    493,667      $     300,494
TA IDEX Janus Growth                                              $  5,232,669     $  5,686,891      $  11,567,696
TA IDEX Jennison Growth(5)                                        $    279,838     $    336,248            116,602
TA IDEX Marsico Growth                                            $    180,621     $    158,630      $     140,366
TA IDEX PIMCO Real Return TIPS                                    $     37,598              N/A                N/A
TA IDEX PIMCO Total Return                                        $    250,346           49,077                N/A
TA IDEX Salomon All Cap                                           $  1,304,258     $  1,521,453      $     991,117
TA IDEX Salomon Investors Value                                   $    487,218     $     91,668      $      67,907
TA IDEX T. Rowe Price Health Sciences                             $    123,114           10,733                N/A
TA IDEX T. Rowe Price Small Cap                                   $    134,783     $     72,564      $      72,941
TA IDEX T. Rowe Price Tax-Efficient Growth                        $    179,035     $    160,089      $     130,190
TA IDEX Transamerica Conservative High-Yield Bond                 $    539,081     $    308,769      $     252,871
TA IDEX Transamerica Convertible Securities                       $    283,457     $      2,236                N/A
TA IDEX Transamerica Equity                                       $    211,792     $     21,284                N/A
TA IDEX Transamerica Growth Opportunities                         $    258,320     $      6,590                N/A
TA IDEX Transamerica Money Market                                 $    (76,127)    $      9,242                N/A
TA IDEX Transamerica Value Balanced                               $      6,702     $     74,652      $      62,381

--------------------------
(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Prior to September 15, 2003, Great Companies, L.L.C. served as sole sub-adviser and the fund was named TA IDEX Great Companies - Global(2).

(3) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(4) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(5) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory Agreement and each agreement between ATFA and a sub-adviser (each a "Sub-Advisory Agreement" and collectively the "Sub-Advisory Agreements") were last approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party ("Independent Trustees")) at meetings held on September 9, 2003 and December 2, 2003.

In connection with its deliberations relating to the approval of the Advisory Agreement and each Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by ATFA and the sub-advisers to the funds that engage them. In considering the Advisory Agreement and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Advisory Agreement included, but were not limited to, the following: (1) the performance of each fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ATFA to the funds; (3) the fairness of the compensation under the Advisory Agreement in light of the services provided to the funds; (4) the profitability to ATFA from the Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ATFA, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure to support the funds' operations; (6) the expenses borne by the funds and a comparison of each fund's fees and expenses to those of a peer group of funds; and (7) ATFA's compliance capabilities and efforts on behalf of each fund.

In considering the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identity any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of each fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the fund. With respect to funds that had relatively poor performance in relation to a peer group of funds, the Independent Trustee considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance.

The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to, the following: (1) the performance of the funds; (2) the nature and quality of the services provided by the sub-advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each sub-adviser; and (5) the costs for the services of the sub-adviser. The Board of Trustees also considered the advisory fee retained by ATFA for its services to sub-advised funds.

In reviewing the terms of each Advisory Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustee were represented by independent legal counsel. Based upon its review, the Board of Trustees determined that the Advisory Agreement and the Sub-Advisory Agreement are in the best interests of the funds and their shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, including the unanimous vote of the Independent Trustees, approved the Advisory Agreements and Sub-Advisory Agreements.




                                   DISTRIBUTOR

Effective March 1, 2001, Transamerica IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the funds. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

                             UNDERWRITING COMMISSION

                                         COMMISSIONS RECEIVED                          COMMISSIONS RETAINED
                                         FOR THE PERIOD ENDED                          FOR THE PERIOD ENDED
                                --------------------------------------    ----------------------------------------
                                               OCTOBER 31                                 OCTOBER 31
                                --------------------------------------    ----------------------------------------
            FUND                   2003          2002          2001          2003           2002           2001
----------------------------    ----------    ----------    ----------    ----------     ----------     ----------
TA IDEX American Century
   Large Company Value(1)       $   42,777    $  126,349        47,271    $    2,581     $   13,315         20,695
TA IDEX American Century
   International                $   47,000    $   43,724        18,723    $    1,405     $    3,418         12,446
TA IDEX Clarion Real
   Estate Securities            $   27,770           N/A           N/A    $    4,058            N/A            N/A
TA IDEX Federated Tax Exempt    $   61,138    $   72,497    $   70,580    $   10,077     $   10,178     $   10,876
TA IDEX Great Companies
   -- America(SM)               $  270,384    $  776,059    $1,062,976    $   34,970     $   95,807     $  140,267
TA IDEX Templeton Great
   Companies Global(2)          $   22,327    $   69,555    $  100,666    $    3,273     $   10,029     $   14,977
TA IDEX Great Companies
   -- Technology(SM)            $   39,665    $  113,938    $  182,376    $    5,278     $   15,583     $   23,599
TA IDEX Transamerica
   Small/Mid Cap Value(3)       $  125,363    $  451,219       147,307    $   10,542     $   55,524         17,349
TA IDEX Janus Balanced          $  348,953    $  592,657    $1,398,094    $   37,187     $   62,452     $  151,551
TA IDEX Transamerica
   Flexible Income(4)           $  305,116    $  277,579    $  274,892    $   30,950     $   37,094     $   29,899
TA IDEX Janus Growth            $1,125,486    $1,716,593    $4,002,726    $  125,912     $  224,568     $  512,413
TA IDEX Jennison Growth(5)      $   70,022    $  389,554    $  373,178    $    5,324     $   40,335     $   47,372
TA IDEX Marsico Growth          $   64,311    $  110,186    $  156,404    $    8,441     $    8,450     $   18,787
TA IDEX PIMCO Real
   Return TIPS                  $   12,182           N/A           N/A    $    2,060            N/A            N/A
TA IDEX PIMCO Total
   Return                       $  247,636       132,319           N/A    $   26,821         15,928            N/A
TA IDEX Salomon All Cap         $  259,938    $1,055,062    $2,165,612    $   25,176     $  116,815     $  212,700
TA IDEX Salomon Investors
   Value                        $   55,240    $  105,926    $  138,575    $    2,718     $   11,051     $   19,510
TA IDEX T. Rowe Price
   Small Cap                    $   54,701    $   80,883    $  115,796    $    3,148     $    1,282     $   15,015
TA IDEX T. Rowe Price
   Tax-Efficient Growth         $   41,961    $   77,489    $  160,162    $    4,806     $   11,182     $   20,352
TA IDEX T.Rowe Price
   Health Sciences              $   24,272        10,755           N/A    $    3,510          9,795            N/A
TA IDEX Transamerica
   Conservative High-Yield
   Bond                         $  286,578    $  215,148    $  228,037    $    8,824     $   30,333     $   30,672
TA IDEX Transamerica
   Convertible Securities       $   34,730        36,161           N/A    $    5,126          5,956            N/A
TA IDEX Transamerica
   Equity                       $   27,797    $   33,436    $   38,123    $    4,103     $    4,608     $    5,054
TA IDEX Transamerica
   Growth Opportunities         $   76,803    $   40,731    $   68,523    $    8,609     $    4,673     $    7,875
TA IDEX Transamerica
   Money Market                 $   22,095        34,104           N/A    $   (2,505)        (3,857)           N/A
TA IDEX Transamerica
   Value Balanced               $   55,214    $   77,208    $  162,905    $    5,380     $    7,788     $   21,137

For the Period Ended October 31, 2003:

                                      NET UNDERWRITING     COMPENSATION
                                       DISCOUNTS AND     ON REDEMPTIONS &     BROKERAGE            OTHER
                                        COMMISSIONS        REPURCHASES       COMMISSIONS       COMPENSATION
TA IDEX American Century Large
Company Value (1)                      $        2,581     $       69,755      $      -        $      136,657
TA IDEX American Century
International                          $        1,405     $       99,402      $      -        $      164,617
TA IDEX Clarion Real Estate
Securities (4)                         $        4,058     $        5,738      $      -        $       36,583
TA IDEX Federated Tax Exempt           $       10,077     $       67,151      $      -        $      147,359
TA IDEX Great Companies -
America(SM)                            $       34,970     $      217,972      $      -        $      612,064
TA IDEX Great Companies -
Technology(SM)                         $        5,278     $       16,705      $      -        $       81,110
TA IDEX Transamerica Small/Mid
Cap Value (3)                          $       10,542     $       76,037      $      -        $      323,534
TA IDEX Janus Balanced                 $       37,187     $      648,599      $      -        $    1,809,015
TA IDEX Transamerica Flexible
Income(4)                              $       30,950     $      324,658      $      -        $      822,924
TA IDEX Janus Growth                   $      125,912     $      642,207      $      -        $    2,408,885
TA IDEX Jennison Growth (5)            $        5,324     $      184,878      $      -        $      330,271
TA IDEX Marsico Growth                 $        8,441     $       70,309      $      -        $      175,217
TA IDEX PIMCO Real Return
TIPS (4)                               $        2,060     $        6,388      $      -        $       36,596
TA IDEX PIMCO Total Return             $       26,821     $      177,208      $      -        $      464,720
TA IDEX Salomon All Cap                $       25,176     $      576,494      $      -        $    1,255,651
TA IDEX Salomon Investors Value        $        2,718     $       56,304      $      -        $      304,991
TA IDEX T. Rowe Price Health
Sciences                               $        3,510     $        3,522      $      -        $       39,164
TA IDEX T. Rowe Price Small Cap        $        3,148     $       24,905      $      -        $      111,828
TA IDEX T. Rowe Price Tax-Efficient
Growth                                 $        4,806     $       42,179      $      -        $      140,686
TA IDEX Templeton Great
Companies Global (2)                   $        3,273     $       10,365      $      -        $       56,053
TA IDEX Transamerica
Conservative High Yield Bond           $        8,824     $      262,245      $      -        $      612,653
TA IDEX Transamerica Convertible
Securities                             $        5,126     $       12,150      $      -        $      139,998
TA IDEX Transamerica Equity            $        4,103     $       12,655      $      -        $      105,323
TA IDEX Transamerica Growth
Opportunities                          $        8,609     $       90,616      $      -        $      302,852
TA IDEX Transamerica Money
Market(3)                              $       (2,505)    $      942,820      $      -        $      473,602
TA IDEX Transamerica Value
Balanced                               $        5,380     $       28,760      $      -        $      114,619

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Prior to September 15, 2003, Great Companies, L.L.C. served as sole sub-adviser and the fund was named TA IDEX Great Companies - Global(2).

(3) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(4) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(5) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

                             ADMINISTRATIVE SERVICES

ATFA is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with ATFA. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with AEGON/Transamerica Fund Services, Inc. ("ATFS") on behalf of each fund. Under the Administrative Agreement, ATFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions.

The administrative duties of ATFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The Funds paid the following administrative expenses for the fiscal years October 31, 2003, 2002 and 2001.

                              ADMINISTRATIVE FEES*

                      FUND                               2003            2002            2001
-------------------------------------------------    ------------    ------------    ------------
TA IDEX American Century Large Company Value(1)      $     31,300    $      9,833        (137,531)
TA IDEX American Century International               $     35,430    $     10,999        (232,092)
TA IDEX Clarion Real Estate Securities               $     22,300             N/A             N/A
TA IDEX Federated Tax Exempt                         $     37,415    $     10,999    $   (123,859)
TA IDEX Great Companies -- America(SM)               $     30,850    $      9,608         395,700
TA IDEX Templeton Great Companies Global(2)          $     33,648    $      9,333         (79,740)
TA IDEX Great Companies -- Technology(SM)            $     28,450    $      9,608        (113,571)
TA IDEX Transamerica Small/Mid Cap Value(3)          $     33,300    $      9,457      (2,466,825)
TA IDEX Janus Balanced                               $     39,850    $     11,019    $  3,728,424
TA IDEX Transamerica Flexible Income(4)              $     30,300    $     10,333    $ (5,516,910)
TA IDEX Janus Growth                                 $     32,500    $      9,733    $ 23,709,653
TA IDEX Jennison Growth(5)                           $     30,600    $      9,333        (239,407)
TA IDEX Marsico Growth(3)                            $     32,500    $      9,533         (83,985)
TA IDEX PIMCO Real Return TIPS                       $     28,115             N/A             N/A
TA IDEX PIMCO Total Return                           $     36,055          11,999             N/A
TA IDEX Salomon All Cap                              $     31,300    $      9,333       1,604,236
TA IDEX Salomon Investors Value                      $     31,800    $      9,333    $   (270,877)
TA IDEX T. Rowe Price Health Sciences                $     31,300           9,333             N/A
TA IDEX T. Rowe Price Small Cap                      $     32,080    $     10,499         (43,567)
TA IDEX T. Rowe Price Tax-Efficient Growth           $     36,250    $      9,833         (58,670)
TA IDEX Transamerica Conservative High-Yield Bond    $     31,800    $      9,333    $   (155,048)
TA IDEX Transamerica Convertible Securities          $     32,375          10,999             N/A
TA IDEX Transamerica Equity                          $     36,365    $      9,758         (35,686)
TA IDEX Transamerica Growth Opportunities            $     35,765    $      9,833         (52,024)
TA IDEX Transamerica Money Market                    $     31,275          10,999             N/A
TA IDEX Transamerica Value Balanced                  $     38,185    $      8,833    $     63,403

--------------------------
* The basis for presentation of administrative fees in prior years was Advisory Fees less reimbursements and sub-advisor compensation. This basis is not comparable to current period due to an agreement entered into with ATFS effective July 1, 2002. In the agreement, ATFS agreed to provide fund administration services. The funds are provided these services at a cost for which ATFS is reimbursed monthly.

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Prior to September 15, 2003, Great Companies, L.L.C. served as sole sub-adviser and the fund was named TA IDEX Great Companies - Global(2).

(3) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(4) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(5) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

AEGON/Transamerica Investor Services, Inc. ("ATIS"), P. O. Box 9015, Clearwater, Florida 33758-9015, is the transfer agent for each fund, withholding agent and dividend disbursing agent. ATIS is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of ATFA. Each fund pays the transfer agent an annual per-account charge of $20.00 for each Open Account and $1.63 for each Closed Account. There is no new account charge.

IBT is a provider of data processing and recordkeeping services for the Transamerica IDEX transfer agent. Each fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 2003, 2002 and 2001.

                              TRANSFER AGENCY FEES

                                                       FEES AND EXPENSES NET OF BROKERAGE
                                                           CREDITS FOR THE PERIOD ENDED
                                                     --------------------------------------
                                                                   OCTOBER 31
                       FUND                             2003          2002          2001
-------------------------------------------------    ----------    ----------    ----------
TA IDEX American Century Large Company Value(1)      $  176,820    $  170,275        15,285
TA IDEX American Century International               $  281,663    $  105,415        11,555
TA IDEX Clarion Real Estate Securities               $   33,500           N/A           N/A
TA IDEX Federated Tax Exempt                         $   70,200    $   52,300    $   31,380
TA IDEX Great Companies -- America(SM)               $  466,206    $  468,395    $  283,340
TA IDEX Templeton Great Companies Global(2)          $   71,495    $   69,470    $   46,535
TA IDEX Great Companies -- Technology(SM)            $  143,316    $  160,715    $  130,980
TA IDEX Transamerica Small/Mid Cap Value(3)          $  312,415    $  256,800        23,420
TA IDEX Janus Balanced                               $1,130,216    $1,208,085    $1,062,490
TA IDEX Transamerica Flexible Income(4)              $  355,847    $  246,840    $  139,785
TA IDEX Janus Growth                                 $4,628,337    $5,695,590    $6,129,760
TA IDEX Jennison Equity Opportunity(5)               $  315,824    $  366,115    $  155,385
TA IDEX Marsico Growth(3)                            $  146,115    $  155,875    $  111,610
TA IDEX PIMCO Real Return TIPS                       $   33,930           N/A           N/A
TA IDEX PIMCO Total Return                           $  172,960    $   48,050           N/A
TA IDEX Salomon All Cap                              $1,159,079    $1,374,870    $  814,545
TA IDEX Salomon Investors Value                      $  181,175    $  208,345    $  144,845
TA IDEX T. Rowe Price Health Sciences                $   30,640    $   16,915           N/A
TA IDEX T. Rowe Price Small Cap                      $  167,395    $  204,535    $  151,980
TA IDEX T. Rowe Price Tax-Efficient Growth           $  127,160    $  152,830    $  108,420
TA IDEX Transamerica Conservative High-Yield Bond    $  250,467    $  234,885    $  177,680
TA IDEX Transamerica Convertible Securities          $   31,230    $   11,315           N/A
TA IDEX Transamerica Equity                          $   60,715    $   62,130    $   48,570
TA IDEX Transamerica Growth Opportunities            $  905,240    $  100,515    $   85,975
TA IDEX Transamerica Money Market                    $  708,310    $  405,495           N/A
TA IDEX Transamerica Value Balanced                  $  151,830    $  195,590    $  133,915

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Prior to September 15, 2003, Great Companies, L.L.C. served as sole sub-adviser and the fund was named TA IDEX Great Companies - Global(2).

(3) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(4) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(5) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all fund transactions. The Investment Advisory Agreement and Investment Counsel Agreement/Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser may consider a number of factors, including but not limited to:

         The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

         The nature of the security being traded;

         The size and type of the transaction;

         The nature and character of the markets for the security to be purchased or sold;

         The desired timing of the trade;

         The activity existing and expected in the market for the particular security;

         The quality of the execution, clearance and settlement services; Financial stability;

         The existence of actual or apparent operational problems of any broker or dealer; and

         Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

         Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

         Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

         Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

         Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may also consider the sale or recommendation of a fund's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with brokers or dealers, a sub-adviser will seek the best execution of each transaction, and all such brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of ATFA, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

As of October 31, 2003, TA IDEX Great Companies - America(SM), TA IDEX Janus Balanced and TA IDEX Salomon Investors Value owned $2,742, $1,876 and $3,136 (all amounts in thousands), respectively, of the common stock of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

As of October 31, 2003, TA IDEX American Century Large Company Value, TA IDEX Great Companies -- America(SM), and Templeton Great Companies Global owned $8, $6,754 and $799 (all amounts in thousands), respectively, of the common stock of Lehman Brothers Holdings Corp., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

As of October 31, 2003, TA IDEX American Century Large Company Value, TA IDEX Great Companies - America(SM), TA IDEX Jennison Growth, TA IDEX Marsico Growth, TA IDEX Salomon All Cap, TA IDEX Salomon Investors Value and TA IDEX Templeton Great Companies Global owned $312, $4,416, $1,267, $2,017, $5,091, $4,706 and
$829 (all amounts in thousands), respectively, of the common stock of Merrill Lynch & Company, Inc.,which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

As of October 31, 2003, TA IDEX Salomon All Cap, TA IDEX Salomon Investors Value and TA IDEX American Century Large Company Value owned $4,000, $3,128 and $216 (all amounts in thousands), respectively, of the common stock of Morgan Stanley, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with ATFA's usual commission rate policies and practices, may place portfolio transaction of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund.

                              BROKERAGE COMMISSIONS

                                     TA IDEX
                                    AMERICAN         TA IDEX       TA IDEX                         TA IDEX
                                  CENTURY LARGE     AMERICAN     CLARION REAL      TA IDEX          GREAT       TA IDEX TEMPLETON
   BROKERAGE COMMISSIONS PAID        COMPANY         CENTURY        ESTATE       FEDERATED TAX   COMPANIES -     GREAT COMPANIES
(INCLUDING AFFILIATED BROKERAGE)    VALUE(1)      INTERNATIONAL   SECURITIES        EXEMPT       AMERICA(SM)        GLOBAL(2)
--------------------------------  -------------   -------------  ------------    -------------   -----------    -----------------
October 31, 2003                    $ 94,692         537,878      $  194,883       $      0      $   165,530     $       64,702
October 31, 2002                    $ 97,966         129,525      $      N/A       $      0      $   124,680     $       30,672

October 31, 2001                    $  3,874           8,142      $      N/A       $      0      $   119,417     $       14,721

AFFILIATED BROKERAGE PAID

October 31, 2003                    $      2          17,311      $        0       $      0      $         0     $            0
October 31, 2002                    $     61           1,579      $      N/A       $      0      $         0     $            0

October 31, 2001                    $     11              67      $      N/A       $      0      $     1,344     $          262

                                                      TA IDEX                         TA IDEX
                                   TA IDEX GREAT    TRANSAMERICA      TA IDEX       TRANSAMERICA      TA IDEX
   BROKERAGE COMMISSIONS PAID       COMPANIES -      SMALL/MID         JANUS          FLEXIBLE         JANUS      TA IDEX JENNISON
(INCLUDING AFFILIATED BROKERAGE)   TECHNOLOGY(SM)   CAP VALUE(3)      BALANCED       INCOME(4)         GROWTH        GROWTH(5)
--------------------------------   --------------   ------------     ----------     ------------     ----------   ----------------
October 31, 2003                     $  104,653      $  822,570      $  326,630      $    1,153      $1,648,358      $  378,404
October 31, 2002                     $   47,582      $  437,414      $1,107,269      $1,711,623      $3,087,674      $  425,472

October 31, 2001                     $   20,759      $   67,993      $1,536,149      $1,201,994      $3,959,628      $  231,211

AFFILIATED BROKERAGE PAID

October 31, 2003                     $        0      $        0      $        0      $        0      $        0      $      235
October 31, 2002                     $        0      $        0      $        0      $        0      $        0      $        0

October 31, 2001                     $        0      $        0      $        0      $        0      $        0      $        0

                                                                                                      TA IDEX
                                    TA IDEX         TA IDEX           TA IDEX         TA IDEX         SALOMON            TA IDEX
   BROKERAGE COMMISSIONS PAID       MARSICO        PIMCO TOTAL      PIMCO REAL       SALOMON ALL     INVESTORS        T. ROWE PRICE
(INCLUDING AFFILIATED BROKERAGE)     GROWTH          RETURN         RETURN TIPS         CAP            VALUE         HEALTH SCIENCES
--------------------------------   ----------      -----------     -------------     -----------     ----------      ---------------
October 31, 2003                   $  173,100      $      525      $          64     $  661,448         368,613          95,604
October 31, 2002                   $   33,647      $    1,365      $         N/A     $1,644,080      $  233,043      $    9,036

October 31, 2001                   $   25,931      $      N/A      $         N/A     $  854,139      $   53,287             N/A

AFFILIATED BROKERAGE PAID

October 31, 2003                   $      247      $        0      $           0     $   10,100          20,550               0
October 31, 2002                   $      704      $        0      $         N/A     $   20,607      $    5,847      $        0

October 31, 2001                   $    1,375      $      N/A      $         N/A     $      858      $        0             N/A

                                                                   TA IDEX
                                                   TA IDEX       TRANSAMERICA     TA IDEX                          TA IDEX
                                    TA IDEX T.   T. ROWE PRICE   CONSERVATIVE    TRANSAMERICA     TA IDEX       TRANSAMERICA
   BROKERAGE COMMISSIONS PAID       ROWE PRICE   TAX EFFICIENT   HIGH-YIELD      CONVERTIBLE    TRANSAMERICA       GROWTH
(INCLUDING AFFILIATED BROKERAGE)    SMALL CAP       GROWTH          BOND         SECURITIES        EQUITY       OPPORTUNITIES
--------------------------------    ----------   -------------   ------------    ------------   ------------    -------------
October 31, 2003                     $ 97,569      $ 26,905      $       410      $ 60,148        $126,623      $     393,042
October 31, 2002                     $ 37,993      $ 50,664      $         0      $117,629        $ 48,471      $      40,842

October 31, 2001                     $ 23,192      $ 27,999      $         0      $    N/A        $  9,848      $      12,922

AFFILIATED BROKERAGE PAID

October 31, 2003                     $      0      $      0      $         0      $      0        $      0      $           0
October 31, 2002                     $      0             0      $         0      $      0        $      0      $           0

October 31, 2001                     $      0             0      $         0      $    N/A        $      0      $           0

                                                                          TA IDEX
                                             TA IDEX                   TRANSAMERICA
   BROKERAGE COMMISSIONS PAID              TRANSAMERICA                    VALUE
(INCLUDING AFFILIATED BROKERAGE)           MONEY MARKET                  BALANCED
--------------------------------           ------------                ------------
October 31, 2003                           $         N/A                  $20,519

October 31, 2002                           $         N/A                  $62,092

October 31, 2001                                     N/A                  $72,018

AFFILIATED BROKERAGE PAID

October 31, 2003                           $         N/A                  $     0

October 31, 2002                           $         N/A                  $     0

October 31, 2001                                     N/A                  $     0

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2003.

                                                            TA IDEX CLARION
TA IDEX AMERICAN CENTURY      TA IDEX AMERICAN CENTURY        REAL ESTATE       TA IDEX FEDERATED TAX
 LARGE COMPANY VALUE(1)             INTERNATIONAL             SECURITIES               EXEMPT
------------------------      ------------------------      ---------------     ---------------------
          $0                             $0                       $0                     $0

                                                             TA IDEX GREAT
TA IDEX GREAT COMPANIES -     TA IDEX TEMPLETON GREAT         COMPANIES -       TA IDEX TRANSAMERICA
      AMERICA(SM)               COMPANIES GLOBAL(2)          TECHNOLOGY(SM)     SMALL/MID CAP VALUE(3)
-------------------------     -----------------------       ---------------     ----------------------
          $0                           $0                         $0                   $23,107

      TA IDEX JANUS            TA IDEX TRANSAMERICA          TA IDEX JANUS      TA IDEX JENNISON EQUITY
         BALANCED               FLEXIBLE INCOME(4)              GROWTH               OPPORTUNITY(5)
-------------------------     -----------------------       ---------------     -----------------------
         $9,317                         $0                      $45,446                $4,217

                                TA IDEX PIMCO TOTAL         TA IDEX PIMCO REAL
 TA IDEX MARSICO GROWTH                RETURN                   RETURN TIPS         TA IDEX SALOMON ALL CAP
-------------------------     -----------------------       ------------------      -----------------------
          $8,234                        $0                          $0                      $41,975

TA IDEX SALOMON INVESTORS      TA IDEX T. ROWE PRICE     TA IDEX T. ROWE PRICE      TA IDEX T. ROWE PRICE TAX-
         VALUE                    HEALTH SCIENCES              SMALL CAP                EFFICIENT GROWTH
-------------------------     -----------------------    ---------------------      --------------------------
         $11,356                       $140                       $42                          $129

    TA IDEX TRANSAMERICA       TA IDEX TRANSAMERICA       TA IDEX TRANSAMERICA      TA IDEX TRANSAMERICA
CONSERVATIVE HIGH-YIELD BOND  CONVERTIBLE SECURITIES            EQUITY              GROWTH OPPORTUNITIES
----------------------------  -----------------------     --------------------      ----------------------
          $0                          $10,883                    $29,598                    $15,346

TA IDEX TRANSAMERICA MONEY     TA IDEX TRANSAMERICA
          MARKET                 VALUE BALANCED
--------------------------    -----------------------
           $0                         $1,532

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Prior to September 15, 2003, Great Companies, L.L.C. served as sole sub-adviser and the fund was named TA IDEX Great Companies - Global(2).

(3) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(4) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(5) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. The Fund Complex currently consists of Transamerica IDEX, ATSF, Transamerica Income Shares, Inc. ("TIS") and Transamerica Index Funds, Inc. ("TIF"), and consists of 90 funds/portfolios.

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, or his or her term as a Trustee is terminated in accordance with the fund's by-laws. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.


                                              TERM OF
                                               OFFICE                                              NUMBER OF
                                                AND                                                 FUNDS IN        OTHER
                              POSITION(S)    LENGTH OF                                              COMPLEX     DIRECTORSHIPS
                               HELD WITH        TIME          PRINCIPAL OCCUPATION(S) DURING        OVERSEEN       HELD BY
   NAME, ADDRESS AND AGE         FUND          SERVED                  PAST 5 YEARS                BY TRUSTEE     DIRECTOR
---------------------------   -----------   ------------   -------------------------------------   ----------   -------------
INTERESTED TRUSTEES

Thomas P. O'Neill (1)         Trustee       Indefinite**   President, AEGON Financial Services         89            N/A
  1111 North Charles Street                 2003-          Group, Inc., Financial Institution
  Baltimore, MD 21201-5574                  present        Division; Director,
  (DOB 3/11/58)                                            AEGON/Transamerica Series Fund,
                                                           Inc. (ATSF); Director, Transamerica
                                                           Income Shares, Inc. (TIS); Director,
                                                           National Aquarium of Baltimore
Brian C. Scott (1)            Trustee,      Indefinite**   Director, President and Chief               90            N/A
(DOB 9/29/43)*                President &   Trustee        Executive Officer, ATSF; TIS;
                              Chief         2003-          President & Director, TIF; Director,
                              Executive     present        President & CEO, Endeavor
                              Officer       President,     Management Co. (2001-2002);
                                            CEO            Manager, TIM; President, Director &
                                            2002-          Chief Executive Officer, ATFA, ATIS &
                                            present        ATFS; Chief Executive Officer,
                                                           Transamerica Investors, Inc. (TII)


(1) May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.

INDEPENDENT TRUSTEES
Peter R. Brown                Chairman,     Indefinite**   Chairman of the Board, Peter Brown         90             N/A
11180 6th Street East         Trustee       1986-          Construction Company (1963- 2000);
Treasure Island, FL 33706                   present        Chairman  & Director, ATSF, TIS &
(DOB 5/10/28)                                              TIF; Rear Admiral (Ret.) U.S. Navy
                                                           Reserve, Civil Engineer Corps

Charles C. Harris             Trustee       Indefinite**   Director, ATSF& TIS                        89             N/A
2 Seaside Lane #304                         1994 -
Belleair, FL 33756                          present
(DOB 1/15/30)

Russell A. Kimball, Jr.       Trustee       Indefinite**   Director, ATSF & TIS; General              89             N/A
1160 Gulf Boulevard                         2002 -         Manager, Sheraton Sand Key Resort
Clearwater Beach, FL 34630                  present        (1975 - present)
(DOB 8/17/44)

William W. Short, Jr.         Vice          Indefinite**   Director, ATSF & TIS; Retired              89             N/A
7882 Lantana Creek Road       Chairman,     1986-          Corporate CEO and Chairman of the
Largo, FL 33777               Trustee       present        Board, Shorts, Inc.
(DOB 2/25/36)

Daniel Calabria               Trustee       Indefinite**   Director, ATSF & TIS; Trustee (1993-       89             N/A
7068 S. Shore Drive S.                      1996 -         present) & President (1993-1995),
South Pasadena, FL 33707                    present        Florida Tax Free Funds
(DOB 3/05/36)

Janice B. Case                Trustee       Indefinite**   Director, ATSF & TIS; Senior Vice          89        Central
205 Palm Island NW                          2002-          President (1996-2000), Vice President                Vermont
Clearwater, Florida 33767                   present        (1990-1996), Director of Customer                    Service Co.
(DOB 9/27/52)                                              Service & Marketing (1987-1990),
                                                           Florida Power Corporation; Director,
                                                           Central Vermont Public Service Co.
                                                           (Audit Committee); and Director,
                                                           Western Electricity Coordinating
                                                           Council (Chairman, Human Resources
                                                           and Compensation Committee)

Jack E. Zimmerman             Trustee       Indefinite**   Former Director, Regional Marketing        89             N/A
6778 Rosezita Lane                          1986-          of Marietta Corporation & Director of
Dayton, OH 45459                            present        Strategic Planning, Martin Marietta
(DOB 2/3/28)                                               Baltimore Aerospace.

Leo J. Hill                   Trustee       Indefinite**   Director, ATSF & TIS; Owner &              89             N/A
2201 N. Main St.                            2002-          President, Prestige Automotive Group
Gainesville, Florida 32609                  present        (2001 - present); Market President
(DOB 3/27/56)                                              (1997-1998), NationsBank; President
                                                           & CEO (1994-1998), Barnett Bank of
                                                           the Treasure Coast, FL

OFFICERS*


                                                     TERM OF
                                                     OFFICE***
                                                        AND
                                                     LENGTH OF
                           POSITION HELD WITH          TIME                             PRINCIPAL OCCUPATION(S) OR
NAME, AGE AND ADDRESS            FUND                 SERVED                          EMPLOYMENT DURING PAST 5 YEARS
---------------------     ---------------------      ---------      ----------------------------------------------------------------
John K. Carter            Senior Vice                1999 -         General Counsel, Sr. Vice President & Secretary, ATSF & TIS;
(DOB 4/24/61)             President, General         present        Vice President & Secretary, TIF; Vice President & Senior
                          Counsel &                                 Counsel, Western Reserve Life Assurance Co. of Ohio ("WRL");
                          Secretary                                 Director, General Counsel, Sr. Vice President & Secretary, ATFA,
                                                                    ATIS & ATFS; Vice President, AFSG; Vice President, Secretary &
                                                                    Anti-Money Laundering Officer, TII; Vice President & Counsel
                                                                    (March 1997-May, 1999), Salomon Smith Barney

Kim D. Day                Vice President,            2003 -         Vice President, Treasurer & Principal Financial Officer, ATSF &
(DOB 8/2/55)              Treasurer & Principal      present        TIS; Sr. Vice President & Treasurer, ATFS, ATFA & ATIS; Vice
                          Financial Officer                         President & Treasurer, TII; Asst. Vice President, WRL


* The business address of each individual is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of the Fund receives any compensation paid by the Fund.


**Trustees serve an indefinite term until his/her successor is elected or (in some cases) until he/she reaches the mandatory retirement age.

***Elected and serves at the pleasure of the Board of Trustees of the Fund.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to each fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Valuation Committee, Compensation Committee and Proxy Voting Committee.

                                                                                                     NUMBER OF MEETINGS
                                                                                                      HELD DURING LAST
  COMMITTEE                     FUNCTIONS                                   MEMBERS                      FISCAL YEAR
-------------   ----------------------------------------     -----------------------------------     ------------------
AUDIT           Review the financial reporting               Peter Brown, Chairman, Janice                   2
                process, the system of internal              Case, Charles Harris & William
                control, the audit process, and the          Short, Jr.
                Transamerica IDEX process for monitoring
                compliance with investment restrictions
                and applicable laws and the Transamerica
                IDEX Code of Ethics.

NOMINATING      Nominates and evaluates                      Peter Brown, Chairman; Daniel                   2
                independent Trustee candidates.              Calabria; Charles Harris; &
                                                             William Short, Jr.

COMPENSATION    Reviews compensation                         Peter Brown; Daniel Calabria;                   1
                arrangements for each Trustee                Russell Kimball; Janice Case;
                                                             Charles Harris; Leo Hill; William
                                                             Short, Jr.; & Jack Zimmerman

VALUATION       Determines the value of any of the           Certain officers of Transamerica               44
                fund's securities and assets for             IDEX and ATFA, who serve at the
                which market quotations are not              pleasure of the Board of Trustees
                readily available or for which valuation
                cannot otherwise be provided

PROXY VOTING    Provides the Fund's consent to vote          Janice Case, Dan Calabria, Leo
                in matters where the Adviser or              Hill & Peter Brown
                Sub-Adviser seeks such consent because of
                a conflict of interest that arises in
                connection with a particular vote, or for
                other reasons. The Proxy Committee also
                may review the Adviser's and each Sub-
                Adviser's proxy voting policies and
                procedures in lieu of submission of the
                policies and procedures to the entire
                Board for approval.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by ATFA (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2003:

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                          DOLLAR RANGE OF EQUITY          REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES
  NAME OF TRUSTEE                         SECURITIES IN THE FUNDS                   IN FAMILY OF INVESTMENT COMPANIES
  ---------------                         -----------------------         ----------------------------------------------------
Peter R. Brown                              $50,001 - $100,000                             $50,001 - $100,000
Daniel Calabria                              $10,000 - $50,000                              $10,000 - $50,000
Janice B. Case                                 Over $100,000                                  Over $100,000
Charles C. Harris                              Over $100,000                                  Over $100,000
Leo J. Hill                                    Over $100,000                                  Over $100,000
Russell A. Kimball, Jr.                        Over $100,000                                  Over $100,000
Thomas P. O'Neill*                             Over $100,000                                  Over $100,000
Brian C. Scott*                                Over $100,000                                  Over $100,000
William W. Short, Jr.                          $1 - $10,000                                   $1 - $10,000
Jack E. Zimmerman                              Over $100,000                                  Over $100,000

* Interested Trustees as defined in the 1940 Act due to employment with an ATFA affiliate.

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2003 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                                 NAME OF OWNERS AND                             TITLE       VALUE OF        PERCENT OF
   NAME OF TRUSTEE             RELATIONSHIPS TO TRUSTEE         COMPANY        OF CLASS    SECURITIES         CLASS
-----------------------        ------------------------       ------------     --------   -------------     ----------
Peter R. Brown                 Marina D. Brown, Spouse        Transamerica     A          $ 1 - $10,000      Less than
                                                              IDEX                                             1%
Charles C. Harris              N/A                            N/A              N/A            N/A              N/A
Russell A. Kimball, Jr.        Martha A. Kimball,             Transamerica     N/A            N/A              N/A
                               Spouse                         IDEX

William W. Short, Jr.          Joyce J. Short, Spouse         Transamerica     A          $ 1 - $10,000      Less than
                                                              IDEX                                             1%
Daniel Calabria                N/A                            N/A              N/A            N/A              N/A
Janice B. Case                 N/A                            N/A              N/A            N/A              N/A
Leo J. Hill                    N/A                            N/A              N/A            N/A              N/A
Jack E. Zimmerman              Patricia A. Zimmerman,         Transamerica     A          Over $100,000      Less than
                               Spouse                         IDEX                                             1%

Disinterested Trustees receive for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the funds, of which the funds pay a pro rata share allocable to each fund based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. Each Audit Committee member receives a total of $3,000 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of ATFA or AFSG are paid by ATFA and/or AFSG and not by the funds.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Transamerica IDEX and/or ATSF, to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any impact on the funds.

The following table provides compensation amounts paid to Disinterested Trustees of the fund for the fiscal year ended October 31, 2003.

                               COMPENSATION TABLE

                                                  AGGREGATE
                                              COMPENSATION FROM       PENSION OR RETIREMENT          TOTAL COMPENSATION PAID TO
                                              TRANSAMERICA IDEX    BENEFITS ACCRUED AS PART OF            TRUSTEES FROM FUND
NAME OF PERSON, POSITION                       MUTUAL FUNDS(1)            FUND EXPENSES                       COMPLEX(2)
------------------------------------          -----------------    ---------------------------       --------------------------
Peter R. Brown, Trustee                            $ 46,500                  $      -                        $132,500
Daniel Calabria, Trustee                           $ 41,500                  $ 59,145                        $120,000
Janice Case, Trustee                               $ 44,500                  $      -                        $120,000
James L. Churchill, Trustee Emeritus               $  5,000                  $  5,000                        $  5,000
Charles C. Harris, Trustee                         $ 44,500                  $ 21,000                        $126,500
Leo Hill, Trustee                                  $ 38,500                  $ 62,850                        $120,000
Russell Kimball, Trustee                           $ 38,500                  $ 99,000                        $120,500
William W. Short, Jr., Trustee                     $ 44,500                  $      -                        $126,500
Jack E. Zimmerman, Trustee                         $ 38,500                  $      -                        $ 38,500
                                                   --------                  --------                        --------
                                     Total:        $342,000                  $246,995                        $909,500
                                                   ========                  ========                        ========

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2003 were as follows: Peter R. Brown, $308 ; Daniel Calabria, $59,230; William W. Short, Jr., $0; Charles Harris, $21,000; Russell A. Kimball, Jr., $99,210; Janice B. Case, $0; Leo J. Hill, $63,044; James L. Churchill, $6,395 and Jack E. Zimmerman, $0.

(2) The Fund Complex currently consists of Transamerica IDEX, ATSF, TIS and TIF.

The Board of Trustees has adopted a policy whereby any Disinterested Trustee of the fund in office on September 1, 1990 who has served at least three years as a trustee may, subject to certain limitations, elect upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of the fund. While serving as such, a trustee emeritus is entitled to receive from the fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the fund, plus reimbursement of expenses incurred for attendance at Board meetings.

During the fiscal year ended October 31, 2003, the fund paid $342,000 in trustees' fees and expenses and $5,000 trustee emeritus fees or expenses. As of December 31, 2003, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the funds.

                               PURCHASE OF SHARES

Class I shares of Transamerica IDEX in this prospectus are offered for investment to the following Transamerica IDEX strategic asset allocation funds:
TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Moderate Portfolio. In addition, Class I shares of TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Conservative High-Yield Bond are offered to the following strategic asset allocation funds of AEGON/Transamerica Series Fund, Inc. ("ATSF"): ATSF Asset Allocation - Conservative Portfolio, ATSF Asset Allocation - Growth Portfolio, ATSF Asset Allocation - Moderate Growth Portfolio and ATSF Asset Allocation - Moderate Portfolio. Class I shares are not offered directly to shareholders.

                                      TAXES

Each fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). (See, however, the discussion of TA IDEX Federated Tax Exempt, below.) If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

In order for TA IDEX Federated Tax Exempt to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the fund's portfolio must consist of exempt-interest obligations. If TA IDEX Federated Tax Exempt invests in any instruments that generate taxable income, distributions of the interest earned thereon will be taxable to that fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if that fund realizes capital gains as a result of market transactions, any distributions of those gains will be taxable to its shareholders as capital gains.

Proposals may be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by TA IDEX Federated Tax Exempt and the value of its portfolio securities would be affected. In that event, TA IDEX Federated Tax Exempt will re-evaluate its investment objective and policies.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Each fund, except TA IDEX Federated Tax Exempt, may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

                             PRINCIPAL SHAREHOLDERS

As of December 31, 2003, the Trustees and officers as a group owned less than 1% of any class of each fund's outstanding shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or 5% or more of the outstanding shares of a class of a fund, except as follows:

                                                                                                      % OF SHARES
                                                                                                     OF BENEFICIAL
                  NAME/ADDRESS                                    FUND                    CLASS         INTEREST
TA IDEX  Asset Allocation - Moderate Portfolio       TA IDEX Transamerica Flexible          A            25.77%
Investment Account                                   Income
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative Portfolio   TA IDEX Transamerica                   A            15.59%
Investment Account                                   Flexible Income
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX Transamerica                   A            15.24%
Growth Portfolio                                     Flexible Income
Investment Account
St. Petersburg, FL

                                                                                                      % OF SHARES
                                                                                                     OF BENEFICIAL
                  NAME/ADDRESS                                    FUND                    CLASS         INTEREST
CONAGRA                                              TA IDEX Janus Growth                   T            33.70%
Boston, MA

AMAS Bank/Schwanen Effekten                          TA IDEX  Alger Aggressive              A             7.51%
Omnibus Account                                      Growth
Switzerland

AMAS Bank/Schwanen Effekten                          TA IDEX  Janus Global                  A             9.36%
Omnibus Account
Switzerland

TA IDEX  Asset Allocation - Moderate Portfolio       TA IDEX  Transamerica                  A            38.97%
Investment Account                                   Conservative High Yield Bond
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative             TA IDEX  Transamerica                  A            21.79%
Portfolio                                            Conservative High Yield Bond
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate Growth          TA IDEX  Transamerica                  A            21.42%
Investment Account                                   Conservative High Yield Bond
St. Petersburg, FL

Stephen P. Elias                                     TA IDEX  Federated Tax                 M             8.78%
Amherst, NH                                          Exempt

Pershing LLC                                         TA IDEX  Federated Tax                 M            20.63%
Jersey City, NJ                                      Exempt

Raymond James & Associates, Inc.                     TA IDEX  Federated Tax                 M             6.57%
St. Petersburg, FL                                   Exempt

Patricia Jennings Bober Trust                        TA IDEX  Transamerica                  M             6.05%
Summit, NJ                                           Conservative High Yield Bond

Berwyn Heights Volunteer Fire Department             TA IDEX  Transamerica                  M             5.13%
Berwyn Heights, MD                                   Value Balanced

Investors Bank & Trust Co                            TA IDEX  Jennison Equity               A             5.97%
Purchase, NY                                         Opportunity

TA IDEX  Asset Allocation - Moderate                 TA IDEX  American Century              A            44.53%
Growth Portfolio                                     International
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio         TA IDEX  American Century              A            24.78%
Investment Account                                   International
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate Portfolio       TA IDEX  American Century              A            18.85%
Investment Account                                   International
St. Petersburg, FL

Elizabeth M. Swailes Trust                           TA IDEX  American Century              M             5.44%
Oxford, OH                                           International

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Salomon Investors             A            41.41%
Growth Portfolio                                     Value
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio         TA IDEX  Salomon Investors             A            26.03%
Investment Account                                   Value
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate Portfolio       TA IDEX  Salomon Investors             A            22.42%
Investment Account                                   Value
St. Petersburg, FL

TA IDEX  Asset Allocation -  Conservative Portfolio  TA IDEX  Salomon Investors             A             5.88%
Investment Account                                   Value
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Marsico Growth                A            37.80%
Growth Portfolio
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Marsico Growth                A            30.07%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative Portfolio   TA IDEX  T. Rowe Price Tax-            A            36.96%
Investment Account                                   Efficient Growth
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  T. Rowe Price                 A            36.05%
Growth Portfolio                                     Small Cap
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate Portfolio       TA IDEX  T. Rowe Price                 A            23.82%
Investment Account                                   Small Cap
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio         TA IDEX  T. Rowe Price                 A            23.06%
Investment Account                                   Small Cap
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative Portfolio   TA IDEX  T. Rowe Price                 A             8.26%
Investment Account                                   Small Cap
St. Petersburg, FL

Antony Murigu                                        TA IDEX  T. Rowe Price                 M             5.42%
San Diego, CA                                        Small Cap

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Salomon All Cap               A            34.66%
Growth Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio         TA IDEX  Salomon All Cap               A            21.39%
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Salomon All Cap               A            18.54%
Portfolio Investment Account
St. Petersburg, FL

Investors Bank & Trust Company                       TA IDEX  PBHG Mid Cap                  A             5.58%
Purchase, NY                                         Growth

Pershing LLC                                         TA IDEX  Transamerica                  C            10.03%
Jersey City, NJ                                      Money Market

Clifford Novotny                                     TA IDEX  Transamerica                  C             5.98%
Indianapolis, IN                                     Money Market

Glen Ashworth                                        TA IDEX  Transamerica                  C             5.98%
Kaufman, TX                                          Money Market

Jim Chorley                                          TA IDEX  Transamerica                  C             5.52%
IRA                                                  Money Market
Houston, TX

TA IDEX  Asset Allocation - Moderate Portfolio       TA IDEX  Clarion Real Estate           A            45.12%
Investment Account                                   Securities
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative             TA IDEX  Clarion Real Estate           A            20.79%
Portfolio                                            Securities
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Clarion Real Estate           A            20.22%
Growth Portfolio                                     Securities
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation -  Growth                  TA IDEX  Clarion Real Estate           A            11.25%
Portfolio                                            Securities
Investment Account
St. Petersburg, FL

AEGON/Transamerica Fund Advisers                     TA IDEX  Clarion Real Estate           B             6.14%
Seed Money Account                                    Securities
St. Petersburg, FL

AEGON/Transamerica Fund Advisers                     TA IDEX  Clarion Real Estate           C2           53.74%
Seed Money Account                                    Securities
St. Petersburg, FL

Patricia B. Boudreaux                                TA IDEX  Clarion Real Estate           C2           11.66%
IRA                                                   Securities
Dickinson, TX

J. D. Johnson Trust                                  TA IDEX  Clarion Real Estate           C2            7.74%
Austin, TX                                           Securities

Betty H. Farrar                                      TA IDEX  Clarion Real Estate           C2            6.97%
Richmond, VA                                         Securities

Edward M. Stein                                      TA IDEX  Clarion Real Estate           C            10.01%
Great Falls, MT                                      Securities

Merrill Lynch Pierce Fenner & Smith, Inc. , Inc.     TA IDEX  Clarion Real Estate           C             9.88%
Jacksonville, FL                                     Securities

D. A. Davidson & Co. Inc.                            TA IDEX  Clarion Real Estate           C             7.82%
Great Falls, MT                                      Securities

D. A. Davidson & Co. Inc.                            TA IDEX  Clarion Real Estate           C             7.16%
Great Falls, MT                                       Securities

Joan and Clark Scarboro.                             TA IDEX  Clarion Real Estate           C             6.64%
Great Falls, MT                                      Securities

AEGON/Transamerica Fund Advisers                     TA IDEX  Clarion Real Estate           C             5.12%
Seed Money Account                                    Securities
St. Petersburg, FL

AEGON/Transamerica Fund Advisers                     TA IDEX  Clarion Real Estate           M            41.13%
Seed Money Account                                    Securities
St. Petersburg, FL

D. A. Davidson & Co. Inc.                            TA IDEX  Clarion Real Estate           M            29.87%
Great Falls, MT                                       Securities

June C. Wohlfeil                                     TA IDEX  Clarion Real Estate           M             6.64%
Great Falls, MT                                      Securities

Legg Mason Wood Walker Inc.                          TA IDEX  Salomon All Cap               C2            5.88%
Baltimore, MD

Legg Mason Wood Walker Inc.                          TA IDEX  Jennison Equity               C2            5.68%
Baltimore, MD                                        Opportunity

Merrill Lynch Pierce Fenner & Smith, Inc. , Inc. .   TA IDEX  Jennison Equity               C2            5.28%
Jacksonville, FL                                     Opportunity

MacCourt Products, Inc.                              TA IDEX  T. Rowe Price Tax-            C2            8.11%
Denver, CO                                           Efficient Growth

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica                   C2           16.77%
Jacksonville, FL                                     Flexible Income

Raymond James & Associates, Inc.                     TA IDEX Transamerica                   C2            8.31%
St. Petersburg, FL                                   Flexible Income

Bykowski Equipment Company                           TA IDEX  Marsico Growth                C2            7.80%
Denver, CO

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Marsico Growth                C2            7.43%
Jacksonville, FL

Legg Mason Wood Walker Inc.                          TA IDEX  Marsico Growth                C2            6.60%
Baltimore, MD

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Transamerica                  C2           64.34%
Jacksonville, FL                                     Conservative High Yield Bond

LPL Financial Services                               TA IDEX  American Century              C2            5.75%
San Diego, CA                                        International

Johanna K. Black Trust                               TA IDEX  T. Rowe Price                 C2            8.97%
Boston, MA                                           Small Cap

Merit Electric, Ltd.                                 TA IDEX  LKCM Strategic                C2            7.58%
Denver, CO                                           Total Return

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Federated Tax                 C2           48.02%
Jacksonville, FL                                     Exempt

Gilbert R. Irwin                                     TA IDEX  Federated Tax                 C2            5.36%
Haymarket, VA                                        Exempt

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Salomon Investors             C2            6.88%
Jacksonville, FL                                     Value

Investors Bank & Trust Company                       TA IDEX  American Century              A            11.91%
Purchase, NY                                          Income & Growth

Raymond James & Associates, Inc.                     TA IDEX  American Century              C2           22.94%
St. Petersburg, FL                                    Income & Growth

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  American Century              C2           14.87%
Jacksonville, FL                                     Income & Growth

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Transamerica                  A            35.46%
Growth Portfolio                                     Equity
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Transamerica                  A            31.61%
Portfolio                                            Equity
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio         TA IDEX  Transamerica                  A            17.83%
Investment Account                                   Equity
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative             TA IDEX  Transamerica                  A             5.90%
Portfolio                                            Equity
Investment Account
St. Petersburg, FL

RBC Dain Rauscher                                    TA IDEX  Transamerica                  M            16.83%
Batavia, IL                                          Equity

Pershing LLC                                         TA IDEX  Transamerica                  M             8.40%
Jersey City, NJ                                      Equity

Pershing LLC                                         TA IDEX  Transamerica                  M             5.78%
Jersey City, NJ                                      Equity

Pershing LLC                                         TA IDEX  Transamerica                  M             5.21%
Jersey City, NJ                                      Equity

Su Chin Tsou Huang                                   TA IDEX  Transamerica                  M             5.03%
Arcadia, CA                                          Equity

Pershing LLC                                         TA IDEX  Transamerica                  C2            6.63%
Jersey City, NJ                                      Equity

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Transamerica                  A            30.07%
Growth Portfolio                                     Growth Opportunities
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Transamerica                  A            19.13%
Portfolio                                            Growth Opportunities
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio         TA IDEX  Transamerica                  A            16.81%
Investment Account                                   Growth Opportunities
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative Portfolio   TA IDEX  Transamerica                  A             6.44%
Investment Account                                   Growth Opportunities
St. Petersburg, FL

Merrill Lynch Pierce Fenner & Smith, Inc.,           TA IDEX  Great Companies -             A             9.46%
Jacksonville, FL                                     America(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.,           TA IDEX  Great Companies -             B            13.16%%
Jacksonville, FL                                     America(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.,           TA IDEX  Great Companies -             C2           19.48%
Jacksonville, FL                                     America(SM)

TA IDEX  Asset Allocation - Moderate Growth          TA IDEX  Great Companies  -            A            33.90%
Portfolio                                            Technology(SM)
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Great Companies -             A            26.08%
Portfolio Investment Account                         Technology(SM)
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio         TA IDEX  Great Companies -             A            18.70%
Investment Account                                   Technology(SM)
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative Portfolio   TA IDEX  Great Companies  -            A            10.06%
Investment Account                                    Technology(SM)
St. Petersburg, FL

Merrill Lynch Pierce Fenner & Smith, Inc.,           TA IDEX  Great Companies  -            C2            7.93%
Jacksonville, FL                                      Technology(SM)

Jeffrey L. Korach                                    TA IDEX  Great Companies -             C2            5.87%
Beachwood, OH                                        Technology(SM)

TA IDEX  Asset Allocation -  Moderate                TA IDEX  Templeton Great               A            37.37%
Growth Portfolio                                     Companies Global
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation -  Growth Portfolio        TA IDEX  Templeton Great               A            23.91%
Investment Account                                   Companies Global
St. Petersburg, FL

TA IDEX  Asset Allocation -  Conservative            TA IDEX  Templeton Great               A            11.66%
Portfolio Investment Account                         Companies Global
St. Petersburg, FL

TA IDEX  Asset Allocation -  Moderate                TA IDEX  Templeton Great               A            11.19%
Portfolio Investment Account                         Companies Global
St. Petersburg, FL

Hascall Steel Company                                TA IDEX  Templeton Great               C2            6.91%
401K PS Plan                                         Companies Global
Denver, CO

R. Charles Oldfield                                  TA IDEX  Templeton Great               C2            5.98%
La Grange, IL                                        Companies Global

David R. and Kathleen K. Black                       TA IDEX  Templeton Great               C2            5.70%
Spring, TX                                           Companies Global

Pershing LLC                                         TA IDEX  Templeton Great               M            26.68%
Jersey City, NJ                                      Companies Global

Daniel T. Plesac Trust                               TA IDEX  Templeton Great               M             9.65%
Chicago, IL                                          Companies Global

TA IDEX  Asset Allocation - Conservative             TA IDEX  Transamerica                  A             9.64%
Portfolio Investment Account                         Money Market
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  Transamerica                  A             6.17%
Portfolio Investment Account                         Money Market
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  T. Rowe Price                 A            40.65%
Growth Portfolio                                     Health Sciences
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  T. Rowe Price                 A            26.28%
Portfolio Investment Account                         Health Sciences
St. Petersburg, FL

TA IDEX  Asset Allocation -  Growth                  TA IDEX  T. Rowe Price                 A            22.60%
Portfolio Investment Account                         Health Sciences
St. Petersburg, FL

TA IDEX  Asset Allocation -  Conservative            TA IDEX  T. Rowe Price                 A             7.74%
Portfolio Investment Account                         Health Sciences
St. Petersburg, FL

Hascall Steel Company                                TA IDEX  T. Rowe Price                 C2           19.92%
401K PS Plan                                         Health Sciences
Denver, CO

Merrill Lynch Fenner & Smith, Inc.,                  TA IDEX  T. Rowe Price                 C2           16.51%
Jacksonville, FL                                     Health Sciences

AEGON/Transamerica Fund Advisers                     TA IDEX  T. Rowe Price                 C2           13.04%
Seed Money Account                                   Health Sciences
St. Petersburg, FL

Brown Berardini & Dunning PC                         TA IDEX  T. Rowe Price                 C2            9.61%
401K                                                 Health Sciences
Denver, CO

AEGON/Transamerica Fund Advisers                     TA IDEX  T. Rowe Price                 M            33.00%
Seed Money Account                                   Health Sciences
St. Petersburg, FL

Wilfred W. and  Mary C. Krech                        TA IDEX  T. Rowe Price                 M            16.88%
Inver Grove Heights, MN                              Health Sciences

Stephens Inc.                                        TA IDEX  T. Rowe Price                 M            10.58%
Little Rock, AR                                      Health Sciences

Gary D. Lindsey                                      TA IDEX  T. Rowe Price                 M             6.10%
Leon, IA                                             Health Sciences

TA IDEX  Asset Allocation - Moderate Portfolio       TA IDEX  Transamerica                  A            42.82%
Investment Account                                   Convertible Securities
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate Growth          TA IDEX  Transamerica                  A            30.49%
Portfolio                                            Convertible Securities
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative Portfolio   TA IDEX  Transamerica                  A            23.82%
Investment Account                                   Convertible Securities
St. Petersburg, FL

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Transamerica                  C2           25.41%
Jacksonville, FL                                     Convertible Securities

AEGON/Transamerica Fund Advisers                     TA IDEX  Transamerica                  C2           12.13%
Seed Money Account                                   Convertible
St. Petersburg, FL                                   Securities

Hascall Steel Company                                TA IDEX  Transamerica                  C2           10.89%
401K PS Plan                                         Convertible Securities
Denver, CO

Webb Electric Company of Florida, Inc.               TA IDEX  Transamerica                  C2            8.23%
Pensacola, FL                                        Convertible Securities

AEGON/Transamerica Fund Advisers                     TA IDEX  Transamerica                  M            29.20%
Seed Money Account                                   Convertible Securities
St. Petersburg, FL

Pershing LLC                                         TA IDEX  Transamerica                  M            19.22%
Jersey City, NJ                                      Convertible Securities

First Clearing, LLC                                  TA IDEX  Transamerica                  M             8.80%
Collateral Account                                   Convertible Securities
Haines City, FL

Pershing LLC                                         TA IDEX  Transamerica                  M             6.71%
Jersey City, NJ                                      Convertible Securities

Merrill Lynch Fenner & Smith, Inc.,                  TA IDEX  Moderate Asset                B             8.43%
Jacksonville, FL                                     Allocation -

TA IDEX  Asset Allocation - Moderate Growth          TA IDEX  PIMCO Total                   A            27.81%
Portfolio                                            Return
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative Portfolio   TA IDEX  PIMCO Total                   A            18.67%
Investment Account                                   Return
St. Petersburg, FL

Legg Mason Wood Walker Inc.                          TA IDEX  PIMCO Total                   C2           25.57%
Baltimore, MD                                        Return

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  PIMCO Total                   C2           10.51%
Jacksonville, FL                                     Return

Raymond James & Associates, Inc.                     TA IDEX  PIMCO Total                   C2           10.49%
St. Petersburg, FL                                   Return

AEGON/Transamerica Fund Advisers                     TA IDEX  PIMCO Total                   M             9.57%
Seed Money Account                                   Return
St. Petersburg, FL

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            A             8.54%
Jacksonville, FL                                     Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            B             8.67%
Jacksonville, FL                                     Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            C2           18.55%
Jacksonville, FL                                     Conservative Portfolio

Legg Mason Wood Walker Inc.                          TA IDEX  Asset Allocation -            C2            5.34%
Baltimore, MD                                        Conservative Portfolio

Frederick R. Riley                                   TA IDEX  Asset Allocation -            M             7.53%
Rockford, MI                                         Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            A             8.05%
Jacksonville, FL                                     Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            B            11.91%
Jacksonville, FL                                     Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            C2           19.68%
Jacksonville, FL                                     Moderate Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            A             7.38%
Jacksonville, FL                                     Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            B            12.60%
Jacksonville, FL                                     Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            C2           22.83%
Jacksonville, FL                                     Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            A            12.75%
Jacksonville, FL                                     Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            B            12.11%
Jacksonville, FL                                     Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            C2           18.90%
Jacksonville, FL                                     Growth Portfolio

Bear Stearns Securities Corporation                  TA IDEX  Alger Aggressive              C            21.23%
Brooklyn, NY                                         Growth

Bear Stearns Securities Corporation                  TA IDEX  Alger Aggressive              C             9.27%
Brooklyn, NY                                         Growth

L. Jean Ver Steeg                                    TA IDEX  Alger Aggressive              C             8.22%
Cleghorn, IA                                         Growth

Bear Stearns Securities Corporation                  TA IDEX  Alger Aggressive              C             6.28%
Brooklyn, NY                                         Growth

Bear Stearns Securities Corporation                  TA IDEX  Alger Aggressive              C             5.01%
Brooklyn, NY                                         Growth

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  American Century              C            31.21%
Jacksonville, FL                                     Income & Growth

Glen E. Steen                                        TA IDEX  American Century              C             8.43%
Weehawken, NJ                                        Income & Growth

Walter A. Rosenbaum                                  TA IDEX  American Century              C             6.34%
Weehawken, NJ                                        Income & Growth

Bear Stearns Securities Corporation                  TA IDEX  American Century              C            11.57%
Brooklyn, NY                                         International

Bear Stearns Securities Corporation                  TA IDEX  American Century              C             6.08%
Brooklyn, NY                                         International

Bear Stearns Securities Corporation                  TA IDEX  American Century              C             5.59%
Brooklyn, NY                                         International

Raymond James & Associates, Inc.                     TA IDEX  Federated Tax                 C            19.19%
St. Petersburg, FL                                   Exempt

Raymond James & Associates, Inc.                     TA IDEX  Federated Tax                 C            15.88%
St. Petersburg, FL                                   Exempt

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Federated Tax                 C            13.00%
Jacksonville, FL                                     Exempt

Pershing LLC                                         TA IDEX  Federated Tax                 C             8.68%
Jersey City, NJ                                      Exempt

Citigroup Global Markets Inc.                        TA IDEX  Federated Tax                 C             5.53%
New York, NY                                         Exempt

Kenneth P. Lyons                                     TA IDEX  Federated Tax                 C             5.08%
St. Louis, MO                                        Exempt

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Great Companies  -            C            11.63%
Jacksonville, FL                                     America(SM)

Ken Fogle Builders Inc                               TA IDEX  Templeton Great               C            21.09%
Norcross, GA                                         Companies Global

Faber Family Charitable                              TA IDEX  Templeton Great               C            11.31%
Le Mars, IA                                          Companies Global

Shirley F. Chou & Lesheng Chou                       TA IDEX  Templeton Great               C             8.32%
McLean, VA                                           Companies Global

David L. and Cynthia S. Quillen                      TA IDEX  Templeton Great               C             5.11%
Wichita, KS                                          Companies Global

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Great Companies  -            C            10.80%
Jacksonville, FL                                     Technology(SM)

John P. Egitto, DMD, PA                              TA IDEX  Great Companies -             C             5.71%
North Palm Beach, FL                                 Technology(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica                   C             8.13%
Jacksonville, FL                                     Small/Mid Cap Value

Kathleen Tamuccio                                    TA IDEX Transamerica                   C            10.54%
Pelham Manor, NY                                     Flexible Income

Helma W. C. Reichenbach Trust                        TA IDEX Transamerica                   C             6.37%
Reno, NV                                             Flexible Income

Pribyl Crut                                          TA IDEX Transamerica                   C             5.44%
St. Petersburg, FL                                   Flexible Income

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica                   C             5.43%
Jacksonville, FL                                     Flexible Income

Ellen Williams Bender                                TA IDEX  Janus Growth                  C             6.18
Potomac, MD

Klaus D. Schadle                                     TA IDEX  Janus Growth &                C            10.61%
Fairfax, VA                                          Income

Barry Pershan                                        TA IDEX  Janus Growth &                C             8.80%
Olney, MD                                            Income

Michael D. and Charlotte A. Zeiders                  TA IDEX  Janus Growth &                C             5.15%
Woodbridge, CT                                       Income

Helen J. Metcalf Trust                               TA IDEX  LKCM Strategic                C            19.30%
Clearwater, FL                                       Total Return

Gary J. and Raylene J. Hall                          TA IDEX  LKCM Strategic                C            10.97%
                                                     Total Return

Pershing LLC                                         TA IDEX  LKCM Strategic                C             9.16%
Jersey City, NJ                                      Total Return

Pershing LLC                                         TA IDEX  LKCM Strategic                C             6.10%
Jersey City, NJ                                      Total Return

Charles R. Grosvenor, Sr.                            TA IDEX  LKCM Strategic                C             5.92%
Worcester, MA                                        Total Return

James Winston                                        TA IDEX  LKCM Strategic                C             5.87%
San Antonio, TX                                      Total Return

Pershing LLC                                         TA IDEX  Marsico Growth                C             6.52%
Jersey City, NJ

Bear Stearns Securities Corporation                  TA IDEX  Marsico Growth                C             6.46%
Brooklyn, NY

Pershing LLC                                         TA IDEX  Marsico Growth                C             6.05%
Jersey City, NJ

Pershing LLC                                         TA IDEX  PBHG Mid Cap                  C             8.89%
Jersey City, NJ                                      Growth

Pershing LLC                                         TA IDEX  PBHG Mid Cap                  C             7.82%
Jersey City, NJ                                      Growth

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  PBHG Mid Cap                  C             5.86%
Jacksonville, FL                                     Growth

David J. Corn                                        TA IDEX  PBHG Mid Cap                  C             5.63%
Inman, SC                                            Growth

Citigroup Global Markets, Inc.                       TA IDEX  PBHG Mid Cap                  C             5.49%
New York, NY                                         Growth

Pershing LLC                                         TA IDEX  PBHG Mid Cap Growth           C             5.17%
Jersey City, NY

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  PIMCO Total                   C             7.88%
Jacksonville, FL                                     Return

Citigroup Global Markets, Inc.                       TA IDEX  PIMCO Total                   C             5.33%
Jacksonville, FL                                     Return

Neely H. Laubendorfer Trust                          TA IDEX  Salomon Investors             C            10.65%
Centerville, OH                                      Value

Price Family Trust                                   TA IDEX  Salomon Investors             C             9.47%
Scottsdale, AZ                                       Value

Walter A. Rosenbaum                                  TA IDEX  Salomon Investors             C             7.77%
IRA                                                  Value
Weehawken, NJ

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  T. Rowe Price                 C            14.67%
Jacksonville, FL                                     Health Sciences

Pershing LLC                                         TA IDEX  T. Rowe Price                 C            10.78%
Jersey City, NJ                                      Health Sciences

H&R Block Financial Advisors                         TA IDEX  T. Rowe Price                 C             6.54%
Detroit, MI                                          Health Sciences

Todd A. Pytlinski Trust                              TA IDEX  T. Rowe Price                 C             5.37%
Ballwin, MO                                          Health Sciences

Jerry M. Shea                                        TA IDEX  T. Rowe Price                 C             5.22%
Lincoln, NE                                          Health Sciences

Raymond James & Associates, Inc.                     TA IDEX  T. Rowe Price                 C            14.62%
St. Petersburg, FL                                   Small Cap

Raymond James & Associates, Inc.                     TA IDEX  T. Rowe Price                 C            10.29%
St. Petersburg, FL                                   Small Cap

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  T. Rowe Price                 C             8.33%
Jacksonville, FL                                     Small Cap

Pershing LLC                                         TA IDEX  T. Rowe Price                 C             6.36%
Jersey City, NJ                                      Small Cap

Mary A. Tye Trust                                    TA IDEX  T. Rowe Price Tax-            C            19.18%
Mount Carmel, PA                                     Efficient Growth

Margaret L. Roth Trust                               TA IDEX  T. Rowe Price Tax-            C             9.94%
Clarkston, MI                                        Efficient Growth

Mary A. Tye Trust Tracey Wightman                    TA IDEX  T. Rowe Price Tax-            C             7.13%
Mount Carmel, PA                                     Efficient Growth

Edna G. Dillingham                                   TA IDEX  T. Rowe Price Tax-            C             5.30%
Aurora, CO                                           Efficient Growth

US Clearing Corporation                              TA IDEX  T. Rowe Price Tax-            C             5.03%
New York, NY                                         Efficient Growth

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Transamerica                  C             6.68%
Jacksonville, FL                                     Conservative High Yield Bond

Kathleen Tamuccio                                    TA IDEX  Transamerica                  C            17.20%
Pelham Manor, NY                                     Conservative High Yield Bond

International Alpaca Company                         TA IDEX  Transamerica                  C            11.29%
Mantua, OH                                           Conservative High Yield Bond

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Transamerica                  C            37.82%
Jacksonville, FL                                     Equity

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Transamerica                  C            27.27%
Jacksonville, FL                                     Growth Opportunities

Pershing LLC                                         TA IDEX Transamerica                   C             8.65%
Jersey City, NJ                                      Growth Opportunities

Citigroup Global Markets, Inc.                       TA IDEX Transamerica                   C             5.91%
New York, NY                                         Growth Opportunities

Roberta M. Guglielmelli                              TA IDEX Transamerica                   C             5.36%
Mountain View, CA                                    Growth Opportunities

Joyce Yuk Woon Chang                                 TA IDEX Transamerica                   C             5.04%
Fairfax, VA                                          Growth Opportunities

Pershing LLC                                         TA IDEX  Transamerica                  C            13.98%
Jersey City, NJ                                      Value Balanced

Pershing LLC                                         TA IDEX  Transamerica                  C             8.96%
Jersey City, NJ                                      Value Balanced

Rosalie A. Oliver                                    TA IDEX  Transamerica                  C             6.03%
Missouri Valle, IA                                   Value Balanced

Thomas D. Stringer                                   TA IDEX  Transamerica                  C             6.02%
IRA                                                  Value Balanced
Santa Monica, CA

Valerie Bredemeier                                   TA IDEX  Transamerica                  C             5.39%
Los Gatos, CA                                        Value Balanced

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            C            23.78%
Jacksonville, FL                                     Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            C            25.23%
Jacksonville, FL                                     Moderate Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            C            25.21%
Jacksonville, FL                                     Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Asset Allocation -            C            24.64%
Jacksonville, FL                                     Growth Portfolio

James L. Carter                                      TA IDEX  Janus Global                  C            22.00%
Batavia, OH

Kenneth R. Younkin Family Trust                      TA IDEX  Janus Global                  C            16.00%
Galt, CA

Suzanne A. and Michael W. Gearhart                   TA IDEX  Janus Global                  C            15.88%
Ellicott City, MD

Sandra J. Lock                                       TA IDEX  Janus Global                  C            11.36%
Cincinnati, OH

Anne W. Werner Trust                                 TA IDEX  Janus Global                  C             7.45%
Cincinnati, OH

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Janus Growth &                B             7.00%
Jacksonville, FL                                     Income

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  Janus Growth &                C2            9.33%
Jacksonville, FL                                     Income

Harbor Associates                                    TA IDEX  Janus Growth &                M            15.69%
Palm Harbor, FL                                      Income

Charles V. Phillips, Jr.                             TA IDEX  Janus Growth &                M             5.56%
Bethesda, MD                                         Income

TA IDEX  Asset Allocation - Moderate                 TA IDEX Transamerica                   A            33.90%
Growth Portfolio                                     Small/Mid Cap Value
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio         TA IDEX Transamerica                   A            22.98%
Investment Account                                   Small/Mid Cap Value
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX Transamerica                   A            21.53%
Portfolio                                            Small/Mid Cap Value
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative             TA IDEX Transamerica                   A             6.03%
Portfolio                                            Small/Mid Cap Value
Investment Account
St. Petersburg, FL

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica                   C2            8.05%
Jacksonville, FL                                     Small/Mid Cap Value

TA IDEX  Asset Allocation - Moderate Portfolio       TA IDEX  PIMCO Real                    A            58.52%
Investment Account                                   Return TIPS
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate                 TA IDEX  PIMCO Real                    A            20.46%
Growth Portfolio                                     Return TIPS
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative             TA IDEX  PIMCO Real                    A            19.41%
Portfolio                                            Return TIPS
Investment Account
St. Petersburg, FL

Lester Charitable Trust                              TA IDEX  PIMCO Real                    B            12.14%
Bradyville, TN                                       Return TIPS

Maurice Flynn                                        TA IDEX  PIMCO Real                    B             6.55%
IRA                                                  Return TIPS

Janney Montgomery Scott LLC                          TA IDEX  PIMCO Real                    B             6.22%
Philadelphia, PA                                     Return TIPS

AEGON/Transamerica Fund Advisers                     TA IDEX  PIMCO Real                    B             5.45%
Seed Money Account                                   Return TIPS
St. Petersburg, FL

AEGON/Transamerica Fund Advisers                     TA IDEX  PIMCO Real                    C2           62.68%
Seed Money Account                                   Return TIPS
St. Petersburg, FL

Mathhew Adam Cutler                                  TA IDEX  PIMCO Real                    C2            6.21%
Amherst, MA                                          Return TIPS

Raymond James & Associates, Inc.                     TA IDEX  PIMCO Real                    C            25.76%
St. Petersburg, FL                                   Return TIPS

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX  PIMCO Real                    C            18.22%
Jacksonville, FL                                     Return TIPS

Karen Copple                                         TA IDEX  PIMCO Real                    C             6.35%
Holmdel, NJ                                          Return TIPS

AEGON/Transamerica Fund Advisers                     TA IDEX  PIMCO Real                    C             5.66%
Seed Money Account                                   Return TIPS
St. Petersburg, FL

AEGON/Transamerica Fund Advisers                     TA IDEX  PIMCO Real                    M            50.85%
Seed Money Account                                   Return TIPS
St. Petersburg, FL

W. Richard Ulmer                                     TA IDEX  PIMCO Real                    M            37.43%
IRA                                                  Return TIPS
Villa Park, CA

Meera Prabhat                                        TA IDEX  Transamerica                  M             7.76%
Kings Point, NY                                      Money Market

                                  MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica IDEX, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.

On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding Transamerica IDEX shares. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or the Trustees.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, 101 E. Kennedy Blvd., Suite 1500, Tampa, Florida 33602-4319 serves as independent certified public accountants for Transamerica IDEX.

CODES OF ETHICS

Transamerica IDEX, ATFA, each sub-adviser and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, ATFA, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of ATFA and each sub-adviser are attached hereto as Appendix A.


Transamerica IDEX will be required to file new SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX will be made no later than August 31, 2004, for the 12 month-period ending June 30 2004. Once filed, the Form will be available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.


TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to AEGON/Transamerica Fund Advisers, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.

REGISTRATION STATEMENT

This SAI and the Transamerica IDEX prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which Transamerica IDEX has filed with the SEC, Washington, D.C. under the 1933 Act and the 1940 Act, to which reference is hereby made.

                             PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

Where:

    P =      a hypothetical initial payment of $1,000,
    T =      the average annual total return,
    n  =     the number of years, and
    ERV =    the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

Each fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(D)

Where:

    P =      a hypothetical initial payment of $1,000,
    T =      the average annual total return (after taxes on distributions),
    n  =     the number of years, and
  ATV(D) =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV (DR)

Where:

    P =      a hypothetical initial payment of $1,000,
    T =      the average annual total return (after taxes on distributions),
    n  =     the number of years, and
 ATV(DR) =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

                           AVERAGE ANNUAL TOTAL RETURN

The past performance information included in this SAI is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calender year.

                                          TA IDEX AMERICAN CENTURY LARGE COMPANY
                                                         VALUE(1)                       TA IDEX AMERICAN CENTURY INTERNATIONAL
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          03/01/2000                                    02/01/1997
SALES CHARGE                                              5.50%                                          5.50%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                   13.78%                                          8.41%
5 years                                                    N/A                                          -4.01%
Life of Fund                                             -4.06%                                         -1.79%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   20.40%                                         14.71%
5 years                                                    N/A                                          -2.91%
Life of Fund                                             -2.57%                                         -0.97%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   20.40%                                         14.71%
5 years                                                    N/A                                         -13.74%
Life of Fund                                             -9.10%                                         -6.33%

                                          TA IDEX CLARION REAL ESTATE SECURITIES             TA IDEX FEDERATED TAX EXEMPT
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          03/01/2003                                    04/01/1985
SALES CHARGE                                              5.50%                                          4.75%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                     N/A                                           0.26%
5 years                                                    N/A                                           2.97%
10 years                                                   N/A                                           4.41%
Life of Fund                                             16.99%                                          6.73%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                     N/A                                           5.26%
5 years                                                    N/A                                           3.98%
10 years                                                   N/A                                           4.92%
Life of Fund                                             23.80%                                          7.01%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                     N/A                                           5.26%
5 years                                                    N/A                                          21.55%
10 years                                                   N/A                                          61.66%
Life of Fund                                             23.80%                                        252.39%

                                          TA IDEX GREAT COMPANIES - AMERICA(SM)        TA IDEX TEMPLETON GREAT COMPANIES GLOBAL(2)
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          07/14/2000                                    09/15/2000
SALES CHARGE                                              5.50%                                          5.50%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                    8.34%                                         11.27%
Life of Fund                                             -5.54%                                        -12.71%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

1 year                                                   14.64%                                         17.75%
Life of Fund                                             -3.90%                                        -11.12%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   14.64%                                         17.75%
Life of Fund                                            -12.30%                                        -30.81%

                                         TA IDEX GREAT COMPANIES- TECHNOLOGY(SM)       TA IDEX TRANSAMERICA SMALL/MID CAP VALUE(3)
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                         07/14/2000                                     04/02/2001
SALES CHARGE                                              5.50%                                          5.50%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                   33.26%                                         34.52%
Life of Fund                                            -27.84%                                          8.09%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   41.02%                                         42.35%
Life of Fund                                            -26.59%                                         10.49%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   41.02%                                         42.35%
Life of Fund                                            -63.90%                                         29.40%

                                                  TA IDEX JANUS BALANCED                TA IDEX TRANSAMERICA FLEXIBLE INCOME(4)
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          12/02/1994                                    06/29/1987
SALES CHARGE                                              5.50%                                          4.75%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                    2.73                                           1.33%
5 years                                                   4.41                                           4.86%
10 years                                                   N/A                                           6.05%
Life of Fund                                             10.75%                                          7.34%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                    8.71%                                          6.39%
5 years                                                   5.60%                                          5.89%
10 years                                                   N/A                                           6.56%
Life of Fund                                             11.45%                                          7.66%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                    8.71%                                          6.39%
5 years                                                  31.32%                                         33.11%
10 years                                                   N/A                                          88.85%
Life of Fund                                            162.95%                                        234.04%

                                                   TA IDEX JANUS GROWTH                   TA IDEX TRANSAMERICA VALUE BALANCED
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          05/08/1986                                    10/01/1995
SALES CHARGE                                              5.50%                                          5.50%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                   17.48%                                         14.38%
5 years                                                  -3.78%                                          0.83%
10 years                                                  7.20%                                           N/A
Life of Fund                                             11.23%                                          5.22%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   24.32%                                         21.04%
5 years                                                  -2.69%                                          1.98%
10 years                                                  7.80%                                           N/A
Life of Fund                                             11.59%                                          5.96%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   24.32%                                         21.04%
5 years                                                 -12.74%                                         10.29%
10 years                                                112.01%                                           N/A
Life of Fund                                            580.47%                                         59.73%

                                                TA IDEX JENNISON GROWTH(5)                      TA IDEX MARSICO GROWTH
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          02/01/1996                                     3/01/1999
SALES CHARGE                                              5.50%                                          5.50%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                   17.30%                                         12.13%
5 years                                                  -0.06%                                           N/A
Life of Fund                                              1.82%                                         -3.19%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   24.13%                                         18.65%
5 years                                                   1.08%                                           N/A
Life of Fund                                              2.56%                                         -2.01%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   24.13%                                         18.65%
5 years                                                   5.51%                                           N/A
Life of Fund                                             21.68%                                         -9.05%

                                              TA IDEX PIMCO REAL RETURN TIPS                  TA IDEX PIMCO TOTAL RETURN
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          03/01/2003                                    03/01/2002
SALES CHARGE                                              4.75%                                          4.75%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                     N/A                                           0.85%
Life of Fund                                             -2.76%                                          2.97%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                     N/A                                           5.88%
Life of Fund                                              2.09%                                          6.02%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                     N/A                                           5.88%
Life of Fund                                              2.09%                                         10.25%

                                                 TA IDEX SALOMON ALL CAP                    TA IDEX SALOMON INVESTORS VALUE
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          03/01/1999                                    02/01/1997
SALES CHARGE                                              5.50%                                          5.50%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                   27.49%                                         16.77%
5 years                                                    N/A                                           2.42%
Life of Fund                                              7.32%                                          3.43%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   34.91%                                         23.57%
5 years                                                    N/A                                           3.59%
Life of Fund                                              8.62%                                          4.30%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   34.91%                                         23.57%
5 years                                                    N/A                                          19.27%
Life of Fund                                             47.16%                                         32.79%

                                          TA IDEX T. ROWE PRICE HEALTH SCIENCES             TA IDEX T. ROWE PRICE SMALL CAP
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          03/01/2002                                    03/01/1999
SALES CHARGE                                              5.50%                                          5.50%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

1 year                                                   15.73%                                         28.05%
Life of Fund                                             -2.52%                                          0.56%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

1 year                                                   22.46%                                         35.50%
Life of Fund                                              0.84%                                          1.79%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   22.46%                                         35.50%
Life of Fund                                              1.40%                                          8.62%

                                        TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH TA IDEX TRANSAMERICA CONSERVATIVE HIGH YIELD BOND
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          03/01/1999                                    06/14/1985
SALES CHARGE                                              5.50%                                          4.75%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                   15.06%                                         16.91%
5 years                                                    N/A                                           3.87%
10 years                                                   N/A                                           5.52%
Life of Fund                                             -1.23%                                          8.43%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   21.76%                                         22.74%
5 years                                                    N/A                                           4.88%
10 years                                                   N/A                                           6.03%
Life of Fund                                             -0.03%                                          8.72%

CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   21.76%                                         22.74%
5 years                                                    N/A                                          26.92%
10 years                                                   N/A                                          79.63%
Life of Fund                                             -0.12%                                        364.71%

                                       TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES            TA IDEX TRANSAMERICA EQUITY
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          03/01/2002                                    03/01/2000
SALES CHARGE                                              4.75%                                          5.50%
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                   17.62%                                         17.44%
Life of Fund                                              6.59%                                        -11.14%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   23.49%                                         24.28%
Life of Fund                                              9.74%                                         -9.76%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   23.49%                                         24.28%
Life of Fund                                             16.80%                                        -31.40%

                                               TA IDEX TRANSAMERICA GROWTH
                                                      OPPORTUNITIES                        TA IDEX TRANSAMERICA MONEY MARKET
                                       ------------------------------------------- -------------------------------------------------
                                                            A                                              A
INCEPTION DATE                                          03/01/2000                                    03/01/2002
SALES CHARGE                                              5.50%                                          none
12b-1 FEE                                                 0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN
   INCLUDING SALES CHARGE:
1 year                                                   16.90%                                           N/A
Life of Fund                                            -14.51%                                           N/A
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   23.70%                                          0.39%
Life of Fund                                            -13.19%                                          0.57%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                   23.70%                                          0.39%
Life of Fund                                            -40.50%                                          0.95%

------------------

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Prior to September 15, 2003, Great Companies, L.L.C. served as sole sub-adviser and the fund was named TA IDEX Great Companies - Global(2).

(3) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(4) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(5) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

AFTER TAX PERFORMANCE

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE(1)
                                                                                                  FIVE YEARS
                                                              ONE YEAR                         (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            20.98%                               -2.20%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          20.95%                               -2.20%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       13.64%                               -1.86%
                                                               -----                                -----
S&P 500
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           28.67%                               -3.80%

                                                                     TA IDEX AMERICAN CENTURY INTERNATIONAL
    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*
                                                                                                   TEN YEARS
                                                              ONE YEAR         FIVE YEARS      (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            16.66%            -4.37%             -0.80%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          16.66%            -5.04%             -1.34%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       10.83%            -3.80%             -0.82%
                                                               -----             -----              -----
MSCI-EAFE
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           39.17%             0.26%             -3.74%

    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                    TA IDEX CLARION REAL ESTATE SECURITIES***
                                                                                                  FIVE YEARS
                                                              ONE YEAR                         (OR LIFE OF FUND)
RETURN BEFORE TAXES                                              N/A                                  N/A
RETURN AFTER TAXES ON DISTRIBUTIONS**                            N/A                                  N/A
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                         N/A                                  N/A
                                                                 ---                                  ---
                          INDEX                                  N/A                                  N/A

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                             TA IDEX FEDERATED TAX EXEMPT
                                                              ONE YEAR         FIVE YEARS      TEN YEARS    LIFE OF FUND
RETURN BEFORE TAXES                                            0.29%             3.40%           4.55%          6.79%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          0.29%             3.36%           4.38%          6.57%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       1.34%             3.40%           4.39%          6.54%
                                                               ----              ----            ----           ----
LBMB
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           5.31%             5.83%           6.03%          8.35%

    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                          TA IDEX GREAT COMPANIES - AMERICA(SM)
                                                                                                          FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            16.99%                                       -3.63%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          16.99%                                       -3.63%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       11.05%                                       -3.11%
                                                               -----                                        -----
S&P 500
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           28.67%                                       -7.03%

    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                      TA IDEX TEMPLETON GREAT COMPANIES GLOBAL(2)
                                                                                                          FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            20.36%                                       -10.22%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          20.36%                                       -10.25%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       13.23%                                       -8.64%
                                                               -----                                        -----
MSCIW
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           33.76%                                       -6.60%

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                     TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
                                                                                                          FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            40.63%                                       -25.88%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          40.63%                                       -25.88%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       26.41%                                       -20.78%
                                                               -----                                        ------
NASDAQ COMPOSITE
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           50.01%                                       -19.50%

       AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                   TA IDEX TRANSAMERICA SMALL/MID CAP VALUE(3)
                                                                                                          FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            42.08%                                       11.13%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          42.01%                                       11.11%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       27.44%                                        9.59%
                                                               -----                                        -----
RUSSELL 2000
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           44.93%                                       14.79%

    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                               TA IDEX JANUS BALANCED
                                                                                                           TEN YEARS
                                                              ONE YEAR          FIVE YEARS             (OR LIFE OF FUND)
RETURN BEFORE TAXES                                             6.70%             2.16%                    10.95%
RETURN AFTER TAXES ON DISTRIBUTIONS**                           6.28%             1.47%                     9.20%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                        4.33%             1.46%                     8.52%
                                                                ----              ----                     -----
S&P 500
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           28.67%            -0.57%                    12.26%
                                                                4.67%             6.66%                     8.21%

       AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                   TA IDEX TRANSAMERICA FLEXIBLE INCOME(4)
                                                              ONE YEAR     FIVE YEARS     TEN YEARS    LIFE OF FUND
RETURN BEFORE TAXES                                             0.52%        4.67%          6.14%         7.34%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          -1.13%        2.63%          3.75%         4.65%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                        0.44%        2.69%          3.71%         4.63%
                                                               -----         ----           ----          ----
LBGC
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)            4.67%        6.66%          6.98%         8.33%

       AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                             TA IDEX JANUS GROWTH
                                                              ONE YEAR     FIVE YEARS     TEN YEARS    LIFE OF FUND
RETURN BEFORE TAXES                                            24.30%        -6.81%         7.82%        11.45%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          24.30%        -7.72%         6.10%         9.41%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       15.80%        -5.44%         6.33%         9.38%
                                                               -----         -----          ----         -----
S&P 500
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           28.67%        -0.57%        11.06%        11.87%

    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                               TA IDEX JENNISON GROWTH(5)
                                                                                                           TEN YEARS
                                                              ONE YEAR          FIVE YEARS             (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            23.74%             -0.10%                     2.90%
ETURN AFTER TAXES ON DISTRIBUTIONS**                           23.74%             -1.16%                     1.32%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       15.43%             -0.76%                     1.54%
                                                               -----               ----                      ----
S&P 500
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           28.67%             -0.57%                     9.02%

       AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                           TA IDEX MARSICO GROWTH
                                                                                                          FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            20.24%                                       -2.77%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          20.24%                                       -2.87%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       13.15%                                       -2.39%
                                                               -----                                         ----
S&P 500
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           28.67%                                       -0.78%

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                         TA IDEX PIMCO REAL RETURN TIPS***
                                                                                                          FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                              N/A                                          N/A
RETURN AFTER TAXES ON DISTRIBUTIONS**                            N/A                                          N/A
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                         N/A                                          N/A
                                                                 ---                                          ---
                          INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             N/A                                          N/A

       AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                           TA IDEX PIMCO TOTAL RETURN
                                                                                                          FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            -0.48%                                        3.39%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          -1.81%                                        2.04%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       -0.24%                                        2.11%
                                                               -----                                         ----
LBAB
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)            4.10%                                        6.76%

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                               TA IDEX SALOMON ALL CAP
                                                                                                           TEN YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            29.99%                                        8.31%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          29.99%                                        7.84%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       19.50%                                        6.91%
                                                               -----                                         ----
RUSSELL 3000
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           31.06%                                        0.44%

       AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                        TA IDEX SALOMON INVESTORS VALUE
                                                                                                           TEN YEARS
                                                              ONE YEAR               FIVE YEARS        (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            21.99%                   3.93%                4.36%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          21.81%                   3.74%                4.10%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       14.29%                   3.29%                3.68%
                                                               -----                    ----                 ----
S&P 500
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           28.67%                  -0.57%                6.73%

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                         TA IDEX T. ROWE PRICE HEALTH SCIENCES
                                                                                                          FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            27.34%                                        1.42%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          27.11%                                        1.33%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       17.83%                                        1.17%
                                                               -----                                         ----
S&P 500
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           28.67%                                        2.01%

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                          TA IDEX T. ROWE PRICE SMALL CAP
                                                                                                          FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            30.61%                                        1.22%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          30.61%                                        1.03%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       19.90%                                        0.93%
                                                               -----                                         ----
RUSSELL 2000
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           47.25%                                        8.96%

    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                        TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
                                                                                                          FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            22.52%                                       -0.23%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          22.52%                                       -0.34%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       14.64%                                       -0.27%
                                                               -----                                         ----
S&P 500
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           28.67%                                       -0.78%

       AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                   TA IDEX TRANSAMERICA CONSERVATIVE HIGH YIELD BOND
                                                              ONE YEAR          FIVE YEARS        TEN YEARS      LIFE OF FUND
RETURN BEFORE TAXES                                            14.41%              4.04%            5.85%           8.52%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          11.93%              1.27%            2.80%           5.08%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                        9.24%              1.69%            3.05%           5.18%
                                                                ----               ----             ----            ----
MERRILL LYNCH
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           27.23%              5.47%            7.23%           9.89%

    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                     TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                                                                                                           FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            18.54%                                        7.65%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          16.97%                                        6.52%
RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES**                                          11.99%                                        5.83%
                                                               -----                                        -----
MERRILL LYNCH ALL U.S.
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           27.15%                                       11.21%

       AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                         TA IDEX TRANSAMERICA EQUITY
                                                                                                          FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            22.65%                                       -9.58%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          22.65%                                       -9.58%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       14.72%                                       -7.96%
                                                               -----                                         ----
S&P 500
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           28.67%                                       -3.80%

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                     TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                                                                                                           FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                            23.42%                                       -12.89%
RETURN AFTER TAXES ON DISTRIBUTIONS**                          23.42%                                       -12.89%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       15.23%                                       -10.61%
                                                               -----                                         -----
RUSSELL 2000                                                   47.25%                                         0.39%
RUSSELL 2500                                                   46.31%                                       -11.67%
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                        TA IDEX TRANSAMERICA MONEY MARKET
                                                                                                           FIVE YEARS
                                                              ONE YEAR                                 (OR LIFE OF FUND)
RETURN BEFORE TAXES                                              N/A                                          N/A
RETURN AFTER TAXES ON DISTRIBUTIONS**                            N/A                                          N/A
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                         N/A                                          N/A
                                                                 ---                                          ---
N/A
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             N/A                                          N/A

    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*                           TA IDEX TRANSAMERICA VALUE BALANCED
                                                                                                           TEN YEARS
                                                              ONE YEAR          FIVE YEARS             (OR LIFE OF FUND)
RETURN BEFORE TAXES                                           14.31%               1.19%                     5.54%
RETURN AFTER TAXES ON DISTRIBUTIONS**                         13.59%               0.00%                     4.18%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                       9.25%               0.35%                     4.03%
                                                              -----                ----                     -----
RUSSELL 1000                                                   4.31%               6.65%                     6.93%
LBIGC                                                         30.03%               3.56%                    11.28%
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

         NOTE:

         Standard and Poor's 500 Composite Stock Index (S&P 500)

         Morgan Stanley International- Europe, Australasia, Far East Index (MSCI-EAFE)

         Lehman Brothers Municipal Bond Index (LBMB)

         Morgan Stanley Capital International World Index (MSCIW)

         NASDAQ Composite Index (NASDAQ Composite)

         Russell 2000 Index (Russell 2000)

         Lehman Brothers U.S. Government/Credit Index (LBGC)

         Lehman Brothers Intermediate U.S. Government/Credit Index (LBIGC)

         Russell Mid Cap Growth Index (Russell Mid Cap)

         Russell 3000 Index (Russell 3000)

         Merrill Lynch High Yield Master Index (Merrill Lynch)

         Russell 2500 Index (Russell 2500)

         Russell 2500 Value Index (Russell 2500 Value)

         Lehman Brothers Aggregate Bond Index (LBAB)

         Wilshire 5000 Total Market Index (Wilshire 5000)

         Merrill Lynch All U.S. Convertibles Index (Merrill Lynch All U.S.)

     * Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax exempt or tax deferred account. After-tax returns are presented for only one class, Class A shares, and returns for other classes will vary.

     ** The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

     *** Because the fund commenced operations in March 2003, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Prior to September 15, 2003, Great Companies, L.L.C. served as sole sub-adviser and the fund was named TA IDEX Great Companies - Global(2).

(3) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(4) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(5) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

The current yield for a particular class of shares of each of TA IDEX Transamerica Flexible Income, TA IDEX PIMCO Total Return, TA IDEX Transamerica Convertible Securities, TA IDEX Federated Tax Exempt, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Janus Balanced or TA IDEX Transamerica Value Balanced is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the fund's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses excluding reductions for affiliated brokerage and custody earnings credits accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result. Information is not included for Class I shares at this time, as they became effective ______________.

The tax equivalent yield of TA IDEX Federated Tax Exempt is computed by dividing that portion of the yield (as computed above) which is tax-exempt by one minus an assumed tax rate of 28% and adding the product to that portion, if any, of the fund's yield that is not tax-exempt. Class I shares became available ______________, so no information is included.

TA IDEX TRANSAMERICA MONEY MARKET PERFORMANCE

From time to time, Transamerica IDEX may advertise performance for TA IDEX Transamerica Money Market, including "yield." This figure is based upon historical earnings and is not representative of the future performance of the fund. The yield of the fund refers to the net investment income generated by a hypothetical investment in the fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment.

The fund's seven-day yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the fund as follows: The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculations.

The fund's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1) 365/7-1. The fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1) 365/30-1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage on the increased dollar value of the hypothetical investment over the period.

Information is not included for Class I shares as they did not become effective until ______________.

From time to time in advertisements or sales material, a fund may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services or by publications of general interest such as Wall Street Journal, Boston Globe, New York Times, Los Angeles Times, Christian Science Monitor, USA Today, Tampa Tribune, St. Petersburg Times, Financial Times, Hartford Current, International Herald Tribune, Investor's Business Daily, Boston Herald, Washington Post, Kiplinger's Washington Letter, Kiplinger's Tax Report, Kiplinger's Personal Finance Magazine, Barron's, Business Week, Financial Services Week, National Underwriter, Time, Newsweek, Pensions & Investments, U.S. News and World Report, Morningstar Mutual Fund Values, Economist, Bank Letter, Boston Business Journal, Research Recommendations, Facs of the Week, Money, Modern Maturity, Forbes, Fortune, Financial Planner, American Banker, U.S. Banker, ABA Banking Journal, Institutional Investor (U.S./Europe), Registered Representative, Independent Agent, American Demographics, Trusts & Estates, Credit Union Management, Personal Investor, New England Business, Business Month, Gentlemen's Quarterly, Employee Research Report, Employee Benefit

Plan Review, ICI Mutual Fund News, Succeed, Johnson Charts, Weisenberger Investment Companies Service, Mutual Fund Quarterly, Financial World Magazine, Consumer Reports, Babson-United Mutual Fund Selector and Mutual Fund Encyclopedia (Dearborn Financial Publishing). A fund may also advertise non-standardized performance information which is for a period in addition to those required to be presented, or which provides actual year-by-year return, or any combination thereof, or both. In addition, a fund may, as appropriate, compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index. A fund may also advertise various methods of investing including, among others, dollar cost averaging and may use compounding illustrations to show the results of such investment methods. Transamerica IDEX or its Distributor may also from time to time in advertisements or sales material present tables or other information comparing tax-exempt yields to the equivalent taxable yields, whether with specific reference to TA IDEX Federated Tax Exempt or otherwise.

                              FINANCIAL STATEMENTS

Financial statements for Class I shares of the funds are not included in this SAI, as Class I shares did not become effective until ______________.

                                   APPENDIX A

AEGON/TRANSAMERICA FUND ADVISERS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("ATFA PROXY POLICY")

PURPOSE. The ATFA Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and ATFA's fiduciary and other duties to its clients. The purpose of the ATFA Proxy Policy is to ensure that where ATFA exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to ATFA clients exercise voting authority with respect to ATFA client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the ATFA client.

ATFA'S ADVISORY ACTIVITIES. ATFA acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc. and AEGON/Transamerica Series Fund, Inc. (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, ATFA has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between ATFA and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). ATFA serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE ATFA PROXY POLICY. ATFA delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). ATFA will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that ATFA is called upon to exercise voting authority with respect to client securities, ATFA generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if ATFA believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, ATFA will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. ATFA delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. ATFA will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

INITIAL REVIEW. On or before July 1, 2003, the Proxy Administrator will collect from each Sub-Adviser:

-    its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to ATFA making a recommendation to the Board. In conducting its review, ATFA recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a

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     consequence, Sub-Adviser Proxy Policies are likely to differ widely.
     Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

          -whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

          -whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

          -whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- ATFA will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
     Section V.B.2.

- ATFA will follow the same procedure in connection with the engagement of any new Sub-Adviser.

-    Subsequent Review

- ATFA will request that each Sub-Adviser provide ATFA with prompt notice of any material change in its Sub-Adviser Proxy Policy. ATFA will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, ATFA will request that each Sub-Adviser provide ATFA with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by ATFA and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

ATFA EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If ATFA is called upon to exercise voting authority on behalf of a Fund client, ATFA will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that ATFA agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, ATFA believes that the recommendation is not in the best interests of the Fund client, ATFA will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between ATFA or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to ATFA's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by ATFA and operated, in whole or in part, as a "fund of funds", ATFA will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, ATFA will seek Board (or Committee) consent with respect to ATFA's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN ATFA OR ITS AFFILIATES AND THE FUNDS. The ATFA Proxy Voting Policy addresses material conflicts that may arise between ATFA or its affiliates and the Funds by, in every case where ATFA exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause ATFA to maintain the following records:

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-    the ATFA Proxy Voting Policy; and

-    records of Fund client requests for ATFA proxy voting information.

RECORDS FOR ATFA EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if ATFA exercises proxy voting authority pursuant to Section VI above, ATFA, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-    records of votes cast by ATFA; and

- copies of any documents created by ATFA that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause ATFA and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-    each Sub-Adviser Proxy Policy; and

-    the materials delineated in Article V above.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of ATFA.

PROVISION OF ATFA PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the ATFA Proxy Policy at least once each calendar year.

AEGON USA INVESTMENT MANAGEMENT, LLC

Not Applicable

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-    Election of Directors

-    Ratification of Selection of Auditors

-    Equity-Based Compensation Plans

-    Anti-Takeover Proposals

     -    Cumulative Voting

     -    Staggered Boards

     -    "Blank Check" Preferred Stock

     -    Elimination of Preemptive Rights

     -    Non-targeted Share Repurchase

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     -    Increase in Authorized Common Stock

     -    "Supermajority" Voting Provisions or Super Voting Share Classes

     -    "Fair Price" Amendments

     -    Limiting the Right to Call Special Shareholder Meetings

     -    Poison Pills or Shareholder Rights Plans

     -    Golden Parachutes

     -    Reincorporation

     -    Confidential Voting

     -    Opting In or Out of State Takeover Laws

-    Shareholder Proposals Involving Social, Moral or Ethical Matters

-    Anti-Greenmail Proposals

-    Changes to Indemnification Provisions

-    Non-Stock Incentive Plans

-    Director Tenure

-    Directors' Stock Options Plans

-    Director Share Ownership o

                  Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

To Follow

ING CLARION REAL ESTATE SECURITIES

PROXY VOTING POLICIES AND PROCEDURES (AS OF JULY 31, 2003).

I. POLICY

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities, L.P. ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

     (a) All proxies received by Clarion will be sent to the Compliance Officer. The Compliance Officer will:

                  (1) Keep a record of each proxy received;

                  (2) Forward the proxy to the appropriate analyst;

                  (3) Determine which accounts managed by Clarion hold the security to which the proxy relates;

                  (4) Provide Investor Responsibility Research Center ("IRRC"), Clarion's proxy voting agent, with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Clarion must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

                  (5) Absent material conflicts (see Section IV), the analyst will determine how Clarion should vote the proxy. The analyst will send the decision on how Clarion will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for notifying IRRC of the voting decision.

                  (6) Clarion retains IRRC, a third party, to assist it in coordinating and voting proxies with respect to client securities. The Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

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III. VOTING GUIDELINES

     In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. A copy of Clarion's guidelines is available upon request.

IV. CONFLICTS OF INTEREST

     (1) The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion.

     (2) If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

V. DISCLOSURE

     (a) Clarion will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Heather A. Trudel, via e-mail or telephone at heather.trudel@ingclarion.com, phone number (610) 995-8907, in order to obtain information on how Clarion voted such client's proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Clarion voted the client's proxy.

     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Clarion's Form ADV Part II and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients who have already been offered Clarion's Form ADV Part II in a separate mailing.

VI. RECORDKEEPING

     The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. Records of the following will be included in the files:

     (a) Copies of these proxy voting policies and procedures and any amendments thereto.

     (b) A copy of any document Clarion created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (c) A copy of each written client request for information on how Clarion voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

     IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements are available to Clarion upon request. Additionally, Clarion relies on IRRC to retain a copy of the votes cast, available to Clarion upon request.

FEDERATED INVESTMENT MANAGEMENT COMPANY

FEDERATED INVESTORS PROXY VOTING POLICIES AND PRACTICES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

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GENERAL POLICY. Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS. The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE. Generally, the Advisers will vote proxies:

- In favor of the full slate of directors nominated in an uncontested election;

- In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

- In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

- In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

-    In favor of a proposal to ratify the board's selection of auditors, unless:
     (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

- In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE. Generally, the Advisers will vote proxies:

- Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

- In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

- In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

-    In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS. Generally, the Advisers will vote proxies:

- In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

- Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

- Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS. The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS. The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits

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or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as
(a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS. Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

- In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

- If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

- If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

-    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

FEDERATED INVESTORS PROXY VOTING PROCEDURES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE. The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

-    President of the Advisers (Keith Schappert)

-    Vice Chairman of the Advisers (J. Thomas Madden)

-    Chief Investment Officer for Global Equity (Stephen Auth)

-    Director of Global Equity Research of the Advisers (Christopher Corapi)

-    Investment Management Administrator (Lori Wolff)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES. The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies. The Advisers and IRRC shall take the following steps to implement these procedures:

- The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

- The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

- IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

- If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

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

- IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

CONFLICTS OF INTEREST. A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

- Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

- Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

- If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

- If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

          - That the Advisers have a significant business relationship with the Interested Company;

          -    The proposals regarding which proxies were cast;

          - Any material communications between the Advisers and the Interested Company regarding the proposal; and

          - Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

- Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING. The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and
(c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

GREAT COMPANIES, L.L.C.

                  PROXY VOTING POLICY (ISSUE DATE: 2/11/02, AMENDED 6/5/03)

I. INTRODUCTION. Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide

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guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

II. INVESTMENT ADVISERS ACT OF 1940 -- RULE 206(4)-6 REVISED RULE. Pursuant to SEC adopted rule amendment rule 206(4)-2 under the Advisers Act which requires mutual funds, Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonable designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III. CONFLICT OF INTEREST. It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

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It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting. Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with it's policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV. PROXY POLICY GUIDELINES. THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, L.L.C.

THE BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS - Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

     - Are inside directors and sit on the audit, compensation, or nominating committees

     - Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO - Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS - Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS - Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE - Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS - Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION - Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was

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found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS - Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.

PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS - Votes in a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS - RATIFYING AUDITORS -Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES - BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS - Vote against proposals to classify the board. - Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS - Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING - Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS - Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT - Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD - Vote for proposals that seek to fix the size of the board. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES - POISON PILLS - Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS - Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL - Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL - Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS - Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

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SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS - Vote
against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS - Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS - Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS - CONFIDENTIAL VOTING - Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

EQUAL ACCESS - Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS - Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES - Review on case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE - COMMON STOCK AUTHORIZATION - Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS - Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS - Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK - Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK - Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK - Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS - Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

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DEBT RESTRUCTURINGS - Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control -- Will the transaction result in a change in control of the company? Bankruptcy -- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS - Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK - Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

     -    adverse governance changes

     -    excessive increases in authorized capital stock

     -    unfair method of distribution

     -    diminution of voting rights

     -    adverse conversion features

     -    negative impact on stock option plans

     -    other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION - Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS - Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION - Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS - Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

- AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES
- Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS - Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA - Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS - Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY - Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES - Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

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EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) - Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS - Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION - VOTING ON STATE TAKEOVER STATUTES - Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS - Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS - MERGERS AND ACQUISITIONS - Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING - Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS - Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES - Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS - Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS - Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME - Vote for changing the corporate name.

MUTUAL FUND PROXIES - ELECTION OF DIRECTORS - Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings. Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     -    are interested directors and sit on the audit or nominating committee

     - are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND - Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS - Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS - Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES - Vote for the establishment of new classes or series of shares.

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PREFERRED STOCK PROPOSALS - Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION - Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL - Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS - Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION - Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND - Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL - Vote against these proposals.

DISTRIBUTION AGREEMENTS - Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE - Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS - Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT - Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR - Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES - ENERGY AND ENVIRONMENT - In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles. Generally, vote for disclosure reports

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that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION - In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination. Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION - It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES (JUNE 2003)

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

     1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

     2. Janus will generally vote in favor of all uncontested director candidates.

     3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

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     6.   Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

     10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

     11. Janus will generally vote with management regarding proposals to declassify a board.

AUDITORS

     12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

     13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

     14. Janus PMs will have to weigh in on proposals relating to contested auditors.

EQUITY BASED COMPENSATION PLANS

     15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

     16. Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

          If current employee/internal ownership is less than or equal to 2% of
          TSO: up to 6.5% (one time grant).

          If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

          If current employee/internal ownership is greater than 15%: up to 3.5% per year.

     17. Janus will generally oppose annual option grants that exceed 5% of TSO.

     18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

     19. Janus will generally oppose proposals regarding the repricing of underwater options.

     20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

     21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

     23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

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     24.  Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

     27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

     28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and
          3) using restricted stock grants instead of options.

     29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

OTHER CORPORATE MATTERS

     30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     32. Janus will generally oppose proposals for different classes of stock with different voting rights.

     33. Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note:
          Janus has a poison pill.)

     34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

     35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

     36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

     37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     38.  Janus PMs will need to weigh in on plans of reorganization.

     39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     40. Janus will generally vote in favor of proposals regarding changes in company name.

     41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

     42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

     43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

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     46.  Janus will generally vote in favor of proposals to adopt cumulative voting.

     47. Janus will generally vote in favor of proposals to require that voting be confidential.

     48. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

     49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

PROXY VOTING PROCEDURES (JUNE 2003)

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

-------------
(1) All references to portfolio managers include assistant portfolio managers.

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To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

JENNISON ASSOCIATES, LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of

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interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

MARSICO CAPITAL MANAGEMENT LLC

Summary of Proxy Voting Policy

Marsico Capital Management, LLC ("MCM") adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

     - MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

     - Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

     - MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

     - In unusual circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

     - MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into

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consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

SALOMON BROTHERS ASSET MANAGEMENT INC.

NOTICE TO CLIENTS CONCERNING PROXY VOTING POLICIES AND PROCEDURES

As part of the Citigroup Asset Management ("CAM") group of companies, Salomon Brothers Asset Management Inc is subject to the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM advisers, including Salomon Brothers Asset Management Inc, vote proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the Policies.

CAM votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special

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circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request a copy of CAM's Proxy Voting Policies and Procedures; and /or information concerning how CAM voted proxies with respect to the securities held in your account. Such requests may be made by sending a written request to:
Citigroup Asset Management, 300 First Stamford Place, 3rd Floor, Stamford, CT 06902, Attention: Denise Corsetti.

TEMPLETON INVESTMENT COUNSEL, LLC

         Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

         All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

         As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

         The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any

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other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

         Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

         The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

         The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

T. ROWE PRICE ASSOCIATES, INC.

         PROXY VOTING POLICIES AND PROCEDURES - RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

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CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T.
Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

                    ADMINISTRATION OF POLICIES AND PROCEDURES

PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

INVESTMENT SUPPORT GROUP. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

                  HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to
T. Rowe Price upon request.

VOTE DETERMINATION ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The

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Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

     -    Corporate environmental practices;

     -    Board diversity;

     -    Employment practices and employment opportunity;

     -    Military, nuclear power and related energy issues;

     -    Tobacco, alcohol, infant formula and safety in advertising practices;

     -    Economic conversion and diversification;

     -    International labor practices and operating policies;

     -    Genetically-modified foods;

     -    Animal rights; and

     -    Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

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Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym:
TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION. Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a

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proxy voting decision such as the T. Rowe Price voting guidelines, Proxy
Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote -- such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines -- many of which are consistent with ISS positions -- T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option

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plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

REPORTING. Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

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It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                   APPENDIX A
                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

                Institutional Shareholder Services, Inc. ("ISS")

                         TRANSAMERICA IDEX MUTUAL FUNDS

                               OTHER INFORMATION
                                     PART C

ITEM 23.          EXHIBITS

     List all exhibits filed as part of the Registration Statement.

         (a)      Restatement of Declaration of Trust(1)

         (b)      Bylaws, as amended(1)

         (c)      Not Applicable

         (d)      (1)  Management and Investment Advisory Agreement

                       (aa)  TA IDEX Janus Growth and TA IDEX Janus
                             Balanced(6)

                       (bb)  TA IDEX Transamerica Flexible Income(28)

                       (cc) TA IDEX Jennison Growth (formerly TA IDEX Jennison Equity Opportunity)(3)

                       (dd)  TA IDEX Transamerica Value Balanced(21)

                       (ee)  TA IDEX Transamerica Conservative High-Yield
                             Bond (1)

                       (ff)  TA IDEX Federated Tax Exempt(12)

                       (gg) TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Salomon All Cap and TA IDEX T. Rowe Price Small Cap(6)

                       (hh) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity(10)

                       (ii) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies- Technology(SM)(12)

                       (jj) TA IDEX Templeton Great Companies Global (formerly TA IDEX Great Companies - Global(2)(27)

                       (kk) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly TA IDEX American Century Income & Growth)(17)

                       (ll) TA IDEX Transamerica Money Market, TA IDEX Transamerica Convertible Securities, TA IDEX PIMCO Total Return, TA IDEX Salomon Investors Value and TA IDEX T. Rowe Price Health Sciences(20)

                       (mm)  TA IDEX Marsico Growth(24)

                       (nn) TA IDEX Clarion Real Estate Securities and TA IDEX PIMCO Real Return TIPS(25)

                       (oo) TA IDEX Transamerica Small/Mid Cap Value (formerly TA IDEX Isabelle Small Cap Value)(28)




                  (2)  Investment Counsel (Sub-Advisory) Agreement

                       (aa)  TA IDEX Janus Growth and TA IDEX Janus
                             Balanced(20)

                       (bb)  TA IDEX Transamerica Flexible Income(28)

                       (cc)  TA IDEX Transamerica Value Balanced(21)

                       (dd)  TA IDEX Transamerica Conservative High-Yield
                             Bond(1)

                       (ee) TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX T. Rowe Price Small Cap(6)

                       (ff)  TA IDEX Salomon All Cap(6)

                       (gg) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity(10)

                       (hh) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies- Technology(SM)(12)

                       (ii)  TA IDEX Federated Tax Exempt(12)

                       (jj) TA IDEX Templeton Great Companies Global (formerly TA IDEX Great Companies - Global(2)(27)

                       (kk) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly TA IDEX American Century Income & Growth)(17)


                       (ll) TA IDEX Jennison Growth (formerly Jennison Equity Opportunity)(3)

                       (mm) TA IDEX Transamerica Convertible Securities and TA IDEX Transamerica Money Market(20)

                       (nn)  TA IDEX PIMCO Total Return(20)

                       (oo)  TA IDEX T. Rowe Price Health Sciences(20)

                       (pp)  TA IDEX Salomon Investors Value(20)

                       (qq)  TA IDEX Marsico Growth(26)

                       (rr)  TA IDEX Clarion Real Estate Securities(25)

                       (ss)  TA IDEX PIMCO Real Return TIPS(25)

                       (tt) TA IDEX Transamerica Small/Mid Cap value (formerly TA IDEX Isabelle Small Cap Value)(28)




         (e)           (1)    Underwriting Agreement (schedule I)(25)

                       (2)    Dealer's Sales Agreement(24)

                       (3)    Service Agreement(9)

                       (4)    Wholesaler's Agreement(3)

         (f)      Trustees Deferred Compensation Plan(2)

         (g)      Custody Agreement(23)

         (h)           (1)    Transfer Agency Agreement(1)

                       (2)    Administrative Services Agreement(23)

                       (3) Amended and Restated Plan for Multiple Classes of Shares(20)

                       (4)    Expense Limitation Agreement(25)

                       (5)    Consulting Agreement(28)

         (i)      Opinion of Counsel(30)

         (j)      Consent of PricewaterhouseCoopers LLP(30)

         (k)      Financial Statements(29)

         (l)      Investment Letter from Sole Shareholder(1)

         (m)      (1)  Plan of Distribution under Rule 12b-1 - Class A/B/L
                       Shares (all funds)(28)

                  (2)  Plan of Distribution under Rule 12b-1 - Class C
                       Shares(28)

                       (aa)  TA IDEX Janus Growth(9)

                       (bb)  TA IDEX Salomon Investors Value(9)

                       (cc)  TA IDEX Transamerica Value Balanced(9)

                       (dd)  TA IDEX Janus Balanced(9)

                       (ee) TA IDEX Transamerica Flexible Income (formerly TA IDEX Janus Flexible Income)(28)

                       (ff)  TA IDEX Transamerica Conservative High-Yield
                             Bond(9)

                       (gg)  TA IDEX Federated Tax Exempt(3)

                       (hh)  TA IDEX Marsico Growth(9)

                       (ii)  TA IDEX T. Rowe Price Tax-Efficient Growth(9)

                       (jj)  TA IDEX Salomon All Cap(9)

                       (kk)  TA IDEX T. Rowe Price Small Cap(9)

                       (ll) TA IDEX Jennison Growth (formerly TA IDEX Jennison Equity Opportunity)(3)

                       (mm) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity(10)

                       (nn) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM)(12)

                       (oo) TA IDEX Templeton Great Companies Global (formerly TA IDEX Great Companies - Global(2)(14)

                       (pp) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly TA IDEX American Century Income & Growth)(17)

                       (qq)  Amendment to Plan of Distribution under Rule 12b-1
                             - Class C Shares(19)

                       (rr) TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX PIMCO Total Return, TA IDEX T. Rowe Price Health Sciences(20)

                       (ss) TA IDEX Transamerica Small/Mid Cap Value (formerly TA IDEX Isabelle Small Cap Value)(28)

                  (4) Plan of Distribution under Rule 12b-1 - Class M Shares

                       (aa)  TA IDEX Janus Growth(1)

                       (bb)  TA IDEX Salomon Value Investors(1)

                       (cc)  TA IDEX Transamerica Value Balanced(5)

                       (dd)  TA IDEX Janus Balanced(1)

                       (ee) TA IDEX Transamerica Flexible Income (formerly TA IDEX Janus Flexible Income)(28)

                       (ff)  TA IDEX Transamerica Conservative High-Yield
                             Bond(1)

                       (gg)  TA IDEX Federated Tax Exempt(1)

                       (hh)  TA IDEX Marsico Growth(6)

                       (ii)  TA IDEX T. Rowe Price Tax-Efficient Growth(6)

                       (jj)  TA IDEX Salomon All Cap(6)

                       (kk)  TA IDEX T. Rowe Price Small Cap(6)

                       (ll) TA IDEX Jennison Growth (formerly TA IDEX Jennison Equity Opportunity)(3)

                       (mm) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity(10)

                       (nn) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM)(12)

                       (oo) TA IDEX Templeton Great Companies Global (formerly TA IDEX Great Companies Global(2)(14)

                       (pp) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly TA IDEX American Century Income & Growth)(19)

                       (qq)  Amendment to Plan of Distribution under Rule 12b-1
                             - Class M Shares(19)

                       (rr) TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX PIMCO Total Return and TA IDEX T. Rowe Price Health Sciences(20)

                       (ss) TA IDEX Transamerica Small/Mid Cap Value (formerly TA IDEX Isabelle Small Cap Value)(28)

         (n)      Not applicable

         (o)      Reserved

         (p)      Code of Ethics(25)

                  (1) IDEX Mutual Funds(12)
                  SUB-ADVISERS

                  (2) AEGON USA Investment Management, LLC(12)

                  (3) Federated Investment Management Company(12)

                  (4) Janus Capital Management, LLC(12)

                  (5) Salomon Brothers Asset Management Inc.(12)

                  (6) Transamerica Investment Management, LLC(12)

                  (7) T. Rowe Price Associates, Inc.(12)

                  (8) Great Companies, L.L.C.(14)

                  (9) Jennison Associates LLC(26)

                  (10)American Century Investment Management, Inc.(18)

                  (11)Pacific Investment Management Company LLC(21)

                  (12)Banc of America Capital Management, LLC(24)

                  (13)ING Clarion Real Estate Securities(25)

                  (14)Templeton Investment Counsel, LLC(27)

--------------------------

(1) Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 33-2659).

(2) Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 33-2659)

(3) Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 17, 1995 (File No. 33-2659).

(4) Filed previously with Post-Effective Amendment No. 18 to Registration Statement filed on June 30, 1995 (File No. 33-2659).

(5) Filed previously with Post-Effective Amendment No. 26 to Registration Statement filed on July 16, 1997 (File No. 33-2659).

(6) Filed previously with Post-Effective Amendment No. 29 to Registration Statement filed on December 15, 1998 (File No. 33-2659).

(7) Filed previously by the registrant with the registration statement filed on Form N-14 on June 3, 1996 (File No. 33-05113).

(8) Filed previously with Post-Effective Amendment No. 30 to Registration Statement filed on March 1, 1999 (File No. 33-2659).

(9) Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 33-2659).

(10) Filed previously with Post-Effective Amendment No. 33 to Registration Statement filed on December 17, 1999 (File No. 33-2659).

(11) Filed previously with Post-Effective Amendment No. 34 to Registration Statement filed on February 28, 2000 (File No. 33-2659).

(12) Filed previously with Post-Effective Amendment No. 35 to Registration Statement filed on March 31, 2000 (File No. 33-2659).

(13) Filed previously with Post-Effective Amendment No. 36 to Registration Statement filed on June 14, 2000 (File No. 33-2659).

(14) Filed previously with Post-Effective Amendment No. 37 to Registration Statement filed on June 16, 2000 (File No. 33-2659).

(15) Filed previously with Post-Effective Amendment No. 39 to Registration Statement filed on September 15, 2000 (File No. 33-2659).

(16) Filed previously with Post-Effective Amendment No. 40 to Registration Statement on December 1, 2000 (File No. 33-2659).

(17) Filed previously with Post-Effective Amendment No. 41 to Registration Statement on December 15, 2000 (File No. 33-2659).

(18) Filed previously with American Century Tax Free & Municipal Funds Post-Effective Amendment No. 30 to the Registration Statement filed on December 29, 2000, and incorporated herein by reference (File No. 2-82734).

(19) Filed previously with Post-Effective Amendment No. 42 to Registration Statement on March 1, 2001 (File No. 33-2659).

(20) Filed previously with Post-Effective Amendment No. 43 to Registration Statement on December 14, 2001 (File No. 33-2659).

(21) Filed previously with Post-Effective Amendment No. 47 to Registration Statement on March 29, 2002 (File No. 33-2659).

(22) Filed previously with Post-Effective Amendment No. 48 to Registration Statement on April 15, 2002 (File No. 33-2659).

(23) Filed previously with Post-Effective Amendment No. 49 to Registration Statement on September 12, 2002 (File No. 33-2659).

(24) Filed previously with Post-Effective Amendment No. 50 to Registration Statement on November 12, 2002 (File No. 33-2659).

(25) Filed previously with Post-Effective Amendment No. 51 to Registration Statement on December 13, 2002 (File No. 33-2659).

(26) Filed previously with Post-Effective Amendment No. 52 to Registration Statement on February 28, 2003 (File No. 33-2659).

(27) Filed previously with Post-Effective Amendment No. 54 to Registration Statement on December 31, 2003 (File No. 33-2659).

(28) Filed previously with Post-Effective Amendment No. 55 to Registration Statement on March 1, 2004 (File No. 33-2659).

(29) Filed previously with Post-Effective Amendment No. 57 to Registration Statement on March 2, 2004 (File No. 33-2659).

(30) To be filed by amendment.

ITEM 24  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     To the knowledge of the Registrant, TA IDEX Janus Growth, TA IDEX Janus Balanced, TA IDEX Transamerica Flexible Income (formerly IDEX Janus Flexible Income), TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity), TA IDEX Salomon Investors Value, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Federated Tax Exempt, TA IDEX Marsico Growth, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Salomon All Cap, TA IDEX T. Rowe Price Small Cap, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Great Companies - America(SM), TA IDEX Great Companies - Technology(SM), TA IDEX American Century International, TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth), TA IDEX Transamerica Small/Mid Cap Value (formerly IDEX Isabelle Small Cap Value), TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Total Return, TA IDEX Templeton Great Companies Global, TA IDEX Clarion Real Estate Securities and TA IDEX PIMCO Real Return TIPS are not controlled by or under common control with any other person. The Registrant has no subsidiaries.

     ITEM 25 INDEMNIFICATION

         Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of

ITEM 26  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         AEGON/Transamerica Fund Advisers. Inc. ("ATFA") is principally engaged in offering investment advisory services.

              The only businesses, professions, vocations or employments of a substantial nature of Larry N. Norman, Brian C. Scott and John K. Carter, directors of ATFA, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of
              ATFA: Kim D. Day, Senior Vice President & Treasurer, is Senior Vice President and Treasurer of AEGON/Transamerica Fund Services, Inc. and other related entities.

         Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206-4928, serves as sub-adviser to TA IDEX Janus Growth and TA IDEX Janus Balanced. Janus also serves as sub-adviser to certain of the mutual funds within AEGON/Transamerica Series Fund, Inc. and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts.

         Thomas A. Early, Senior Vice President, General Counsel, Secretary and Chief of Corporate Affairs; Bonnie M. Howe, Vice President and Assistant General Counsel; Kelley Abbott Howes, Vice President and Assistant General Counsel; Heidi J. Walter, Vice President and Assistant General Counsel; Loren
M. Starr, Senior Vice President and Chief Financial Officer; Mark B. Whiston, Chief Executive Officer; David R. Kowalski, Vice President of Compliance and Chief Compliance Officer; Robin C. Beery, Senior Vice President and Chief Marketing Officer; R. Timothy Hudner, Vice President of Operations and Technology; James P. Goff, Vice President and Director of Research; Edward F. Keely, Vice President; Karen L. Reidy, Vice President; Jonathan D. Coleman, Vice President; Ronald V. Speaker, Vice President; David J. Corkins, Vice President; Girard C. Miller, Executive Vice President and Chief Operating Officer; Lars O. Soderberg, Executive Vice President and Managing Director of Institutional Services; Richard C. Garland, Executive Vice President and Managing Director; William H. Bales, Vice President; Laurence J. Chang, Vice President; David C. Decker, Vice President; Mike Lu, Vice President; Brent A. Lynn, Vice President; Thomas R. Malley, Vice President; Sharon S. Pichler, Vice President; E. Marc Pinto, Vice President; Blaine P. Rollins, Vice President; Ron Sachs, Vice President; John H. Schreiber, Vice President; Scott W. Schoelzel, Vice President; J. Eric Thorderson, Vice President; Darrell W. Watters, Vice President; Jason Yee, Vice President; Joseph W. Baggett, Vice President; Andrew J. Iseman, Vice President, Corporate and Institutional Services and Operations; Stephen Belgrad, Vice President of Finance and Strategy; Matthew R. Luorna, Vice President and Treasurer; Gregory A. Frost, Vice President and Controller; Nigel J. Austin, Vice President of International Funds and Assistant General Counsel; Douglas N. Beck, Vice President of Corporate Affairs; Curt R. Foust, Vice President, Assistant Secretary and Assistant General Cousel; Kevin Lindsell, Vice President of Corporate Risk Management; Peter Boucher, Vice President of Human Resources; Mary-Martha Bahn, Vice President of Leadership Development; Bradley Prill, Vice President of Total Rewards; James J. Coffin, Vice President of Institutional Services; Michael Matus, Vice President of Institutional Services; John E. Ostrander, Vice President of Institutional Services; Russell P. Shipman, Vice President of Institutional Services; Tom H. Warren, Vice President of Institutional Services; Walter G. Wogton, Vice President of Institutional Services; George W. Hagerman, Vice President of Institutional Services and Director of Advisory Services; Ken E. Paieski, Vice President and Director of Separate Account Services; Jane C. Ingalls, Vice President of Public Relations; Anita E Falicia, Vice President of Investment Accounting; Andrea J. Young, Vice President, Information Technology; Douglas J. Laird, Vice President, Retail Services and Operations; Mark Thomas, Vice President; John J. Mari, Vice President; Blair E. Johnson, Vice President.

                                     * * *

         Jennison Associates, LLC ("Jennison"), the sub-adviser to TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity), is an indirect wholly-owned subsidiary of the Prudential Financial Inc. ("Prudential"). Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.

         The business and other connections of Jennison Associates LLC's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

         Dennis M. Kass, Director, Chairman and Chief Executive Officer,. Director and Vice President, Prudential Investment Management, Inc. ("PIM"), Director, Prudential Trust Company; Spiros Segalas, Director, President and Chief Investment Officer; Michael A. Del Balso, Director and Executive Vice President; Karen E. Kohler, Director, Executive Vice President; Kathleen A. McCarragher, Director and Executive Vice President; Mary-Jane Flaherty, (Gateway Center Three, 15th Floor 100 Mulberry Street Newark, New Jersey, 07102), Director, Managing Director - Strategic Initiatives, PIM., Director and Vice President, Prudential Asset Management Holding Company ("PAMHC"); Philip
N. Russo, (Gateway Center Three, 15th Floor 100 Mulberry Street, Newark, New Jersey, 07102), Director, PIM, Director, PRICOA General Partner Limited.Treasurer, PIM Warehouse, Inc. ("PIMW"). Chief Financial Officer, Executive Vice President and Treasurer, PIFM Holdco, Inc. Chief Financial Officer, Executive Vice President and Treasurer, Prudential Investments LLC. Chief Financial Officer, Prudential Mutual Fund Services LLC. Vice President and Director, PIM Investments, Inc. ("PIMI"). Vice President Finance, PIM Foreign Investments, Inc. ("PIMF"). Chief Financial Officer, Executive Vice President and Director, American Scandia Investment Services, Incorporated. Chief

Financial Officer and Director, American Scandia Fund Services, Inc.
Chief Financial Officer, Executive Vice President and Director, American Scandia Advisory Services, Inc.; Victor Y. Sim, (751 Broad Street, 17th Floor, Newark, New Jersey, 07102), Director. Vice President, Total Compensation, Prudential Financial, Inc. ("PFI"); John R. Strangfeld, (751 Broad Street, 17th Floor, Newark, New Jersey, 07102), Director. Vice Chairman, Prudential Financial, Inc. ("PFI"), Director and Chairman, PIM Director and President, PAMHC; Director, Chairman and Chief Executive Officer, Prudential Securities Group Inc., Director, Chairman and Chief Executive Officer, Prudential Equity Group, Inc. Director and Chairman, PIM Global Financial Strategies, Inc., Director and President, Prudential Capital & Investment Services, LLC., Chairman Wachovia Securities, LLC.; Kevin C. Uebelein, (Prudential Investment Management (Japan), Inc. Prudential Tower, 2-13-10 Nagata-cho, Chiyoda-ku, Tokyo, 100-0014 Japan), Director, Chief Investment Officer, Senior Managing Executive Officer, Executive Officer, The Gibraltar Life Insurance Company, Ltd., Senior Vice President, PIM, Director, Prudential Investment Management (Japan), Inc., Director, Asian Infrastructure Mezzanine Capital Fund; Bernard
B. Winograd, (Gateway Center Three, 15th Floor, 100 Mulberry Street, Newark, New Jersey, 07102), Director. Director, Chief Executive Officer and President, PIM., Director and Vice President, PAMHC, Director and Chairman, PIMW, Director and Chairman, PIC Holdings Limited, Trustee, 745 Property Investments, Executive Vice President, Prudential Investment Management Services LLC., Director and President, PIMI, President, PIMF, Signatory Second Vice President, The Prudential Insurance Company of America.

                                     * * *

         Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, New York, 10022, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value. The directors and officers are as follows: Virgil
H. Cumming, Member of the Board of Directors and Managing Director of Citigroup Global Markets Inc.; Peter J. Wilby, Member of the Board of Directors and Managing Director of SaBAM; Evan L. Melberg, Member of the Board of Directors and Managing Director of SaBAM; Michael F. Rosenbaum, Chief Legal Officer and General Counsel of Citigroup Asset Management; Jeffrey S. Scott, Compliance Officer.

                                     * * *

         T. Rowe Price Associates, Inc., ("T. Rowe") 100 East Pratt Street, Baltimore, Maryland 21202 serves as sub-adviser to TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Health Sciences. Edward C. Bernard; James A.C. Kennedy; William T. Reynolds; James S. Riepe; George A. Roche; and M. David Testa.

                                     * * *

         Transamerica Investment Management, LLC, ("TIM") 1150 South Olive Street, Suite 2700, Los Angeles, California 90015, serves as sub-adviser to TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Small/Mid Cap Value (formerly IDEX Isabelle Small Cap Value), TA IDEX Transamerica Flexible Income (formerly IDEX Janus Flexible Income), TA IDEX Transamerica Equity, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Value Balanced and TA IDEX Transamerica Money Market. The officers are John R. Kenney, Manager and Chairman, Director and Co-Chief Executive Officer of Great Companies, L.L.C.; Larry N. Norman, Manager, and Executive Vice President and Chief Executive Officer of AEGON USA, Inc.; John C. Riazzi, Manager and Chief Executive Officer; Gary U. Rolle, Manager, President and Chief Investment Officer; Brian C. Scott, Manager and Director, President and Chief Executive Officer of AEGON/Transamerica Fund Advisers, Inc.; Ann Marie Swanson, Vice President, Chief Compliance Officer and Secretary; and Jeffrey S. Van Harte, Manager, Senior Vice President and Head of Equities.

                                     * * *

         Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Clearwater, Florida 33756, serves as sub-adviser to TA IDEX Great Companies - AmericaSM and TA IDEX Great Companies - TechnologySM, and as co-sub-adviser to TA IDEX Templeton Great Companies Global (formerly IDEX Great Companies - Global2). John R. Kenney, Member and Manager, serves as Chairman and Co-CEO. James Hare Huguet, Member and Manager, serves as President, Co-CEO and Chief Investment Officer.; Thomas R. Moriarty, Manager, also serves as Executive Vice President of AEGON/Transamerica Fund Services, Inc.; Executive Vice President of AEGON/Transamerica Fund Advisers, Inc.; Chairman, Director and President of InterSecurities, Inc.; Vice President of AFSG Securities Corp.; and Vice President of Western Reserve Life Assurance Co. of Ohio; Jerome C. Vahl, Manager, also serves as Director and President of Western Reserve Life Assurance Co. of Ohio. John C. Riazzi, Manager, also serves as CEO of Transamerica Investment Management, LLC ("TIM") an affiliated Investment Adviser of Great Companies, LLC. TIM acts as a sub-adviser to Transamerica IDEX Mutual Funds.

                                     * * *

         Templeton Investment Counsel, LLC ("Templeton"), One Franklin Parkway, San Mateo, California 94403-1906, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global. The executive officers of Templeton are as follows:
Donald F. Reed, CEO; Gary P. Motyl, President; Martin L. Flanagan, Executive Vice President & COO; Gregory E. McGowan, Executive Vice President & Secretary; Mark R. Beveridge, Sr. Vice President & Portfolio Manager - Research Analyst; Tracy A. Harrington, Sr. Vice President - Institutional Marketing Support; William Howard, Sr. Vice President & Portfolio Manager - Research Analyst; Charles R. Hutchens, Sr. Vice President & Director

Client Services; Peter A. Nori, Sr. Vice President & Portfolio Manager - Research Analyst; Cindy L. Sweeting, Sr. Vice President & Portfolio Manager - Research Analyst; Edgerton T. Scott, Sr. Vice President & Portfolio Manager - Research Analyst; Michael J. Corcoran, Vice President & Controller; Peter D. Anderson, Sr. Vice President - Institutional Marketing; Guang Yang, Sr. Vice President & Portfolio Manager - Research Analyst

                                     * * *

         Federated Investment Management Company, Federated Investors Tower, Pittsburgh, PA 15222-3779, Sub-Adviser to TA IDEX Federated Tax Exempt, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc.

         The Sub-Adviser serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by the Sub-Adviser and other subsidiaries of Federated Investors, Inc. is approximately $198 billion. The Trustees of the Sub-Adviser, their position with the Sub-Adviser, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); Keith M. Schappert, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Global Investment Management Corp.; Trustee and President - Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.), Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.); William D. Dawson, III, Executive Vice President (Executive Vice President, Federated Global Investment Management Corp. and Federated Investment Counseling; Trustee, Federated Investors Trust Company); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Global Investment Management Corp. and Federated Investment Counseling); J. Thomas Madden, Vice Chairman (Vice Chairman, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bayard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

         The remaining Officers of the Sub-Adviser are: Senior Vice Presidents:
Joseph M. Balestrino, David A. Briggs, Jonathan C. Conley, Christopher F. Corapi Deborah A. Cunningham, Linda A. Duessel, Mark E. Durbiano, Michael R. Granito, James E. Grefenstette, Robert M. Kowit, Jeffrey A. Kozemchak, Richard
J. Lazarchic, Susan M. Nason, Mary Jo Ochson, Philip J. Orlando Robert J. Ostrowski, Frank Semak, Richard Tito and Peter Vutz; Vice Presidents: Todd A. Abraham, J. Scott Albrecht, Randall S. Bauer, Nancy J. Belz, G. Andrew Bonnewell, David Bruns, Regina Chi, Ross M. Cohen, Fred B. Crutchfield, Lee R. Cunningham, II, Alexandre de Bethmann, David W. Cook, B. Anthony Delserone, Jr., Francisco Duque, Donald T. Ellenberger, Eamonn G. Folan, John T. Gentry, David P. Gilmore, James P. Gordon, Jr., Marc Halperin, Guy Hardwick, John W. Harris, Patricia L. Heagy, Susan R. Hill, Nikola A. Ivanov, William R. Jamison,
J. Andrew Kirschler, Constantine J. Kartsonas, Nathan H. Kehm, John C. Kerber, Uri D. Landesman, Steven J. Lehman, Marian R. Marinack, Natalie F. Metz, Thomas
J. Mitchell, Joseph M. Natoli, John L. Nichol, Mary Kay Pavuk, Jeffrey A. Petro, David R. Powers, John P. Quartarolo, Ihab L. Salib, Roberto Sanchez-Dahl, Sr., Aash M. Shah, John Sidawi, Michael W. Sirianni, Jr., Christopher Smith, Diane R. Startari, Timothy G. Trebilcock, Peter Tropaitis, Leonardo A. Vila, Steven J. Wagner, Paige M. Wilhelm, Richard M. Winkowski, Jr., Lori A. Wolff and George B. Wright; Assistant Vice Presidents: Lori B. Andrews, Catherine A. Arendas, Nicholas P. Besh, Hanan Callas, Hok Man Chan, James R. Crea, Jr., Karol M. Crummie, David Dao, Richard J. Gallo, James Grant, Anthony Han, Kathryn P. Glass, Igor Golalic, Carol B. Kayworth, Angela A. Kohler, Robert P. Kozlowski, Ted T. Lietz, Sr., Tracey L. Lusk, Ann Manley, Dana L. Meissner, Theresa K. Miller, Karl Mocharko, Teri L. Moore, Bob Nolte, Daniel Peris, Rae Ann Rice, Jennifer G. Setzenfand, Kyle D. Stewart, Mary Ellen Tesla, Michael R. Tucker and Mark Weiss; Assistant Treasurer: Denis McAuley III; Secretary: G. Andrew Bonnewell; Assistant Secretary: Jay S. Neuman.

The business address of each of the Officers of the Sub-Adviser is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.

                                     * * *

         American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri 64111, serves as sub-adviser to TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth). James Evans Stowers, Jr. is a Director; James Evans Stowers, III is Director and Portfolio Manager; William McClellan Lyons is President, Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; Robert C. Puff is Chairman of the Board, Paul Adam Ehrhardt is Senior Vice

President; William E. Koehler is Vice President and Investment Liaison; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.

                                     * * *

         Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS. Arney, Mike Senior Vice President; Anderson, Joshua M. Vice President; Andrews, David S. Senior Vice President; Arnold, Tamara J. Executive Vice President; Asay, Michael R. Executive Vice President; Banno, Denise C. Senior Vice President; Beaumont, Stephen B. Senior Vice President; Benz, William R. II Managing Director; Bhansali, Vineer Executive Vice President; Bishop, Gregory A. Senior Vice President; Vice President; Borneleit, Adam Vice President; Brittain, WH Bruce Senior Vice President; Brown, Eric Vice President; Assistant Treasurer; Brynjolfsson, John B. Managing Director; Burns, R. Wesley Director and President; Burton, Kirsten J. Vice President; Callin, Sabrina C. Senior Vice President; Chipp, William Vice President; Clark, Marcia K. Vice President; Conseil, Cyrille Senior Vice President; Cullinan, William E. Vice President; Cummings, Doug Vice President; Cummings, John B. Vice President; Cupps, Wendy
W. Executive Vice President; Dada, Suhail Vice President; Danielsen, Birgitte Vice President; Dawson, Craig Senior Vice President; Dialynas, Chris Managing Director; Dorff, David J. Senior Vice President; Dunn, Anita Vice President; Durham, Jennifer E. Vice President; Easterday, Jeri Vice President; El-Erian, Mohamed A. Managing Director; Ellis, Edward L. Vice President; Estep, Bret W. Vice President; Evans, Stephanie D. Vice President; Fields, Roberts Vice President; Fisher, Marcellus M. Senior Vice President; Foss, Kristine L. Vice President; Frisch, Ursula T. Senior Vice President; Gagne, Darius Vice President; Gleason, G. Steven Senior Vice President; Gomez, Michael A. Vice President; Gore, Gregory Vice President; Gould, Linda J. Vice President; Graber, Greg Vice President; Greer, Roberts J. Vice President; Gross, William
H. Managing Director; Hague, John L. Managing Director; Hally, Gordon C. Executive Vice President; Hamalainen, Pasi M. Managing Director; Hardaway, John
P. Senior Vice President; Harris, Brent R. Managing Director; Hastings, Arthur
J. Vice President; Hayes, Ray C. Senior Vice President; Hinman, David C. Executive Vice President; Hodge, Douglas M. Managing Director; Holden, Brent L. Managing Director; Hsu, Lori C. Vice President; Hudoff, Mark Executive Vice President; Isberg, Margaret E. Managing Director; Ivascyn, Daniel J. Senior Vice President; Jacobs, Lew W. Executive Vice President; Johnson, Kelly Vice President; Johnstone, Jim Vice President; Katz, Joshua Vice President; Kelleher III, Thomas J. Vice President; Keller, James M. Managing Director; Kelly, Benjamin M. Vice President; Kennedy, Raymond G., Jr. Managing Director; Kiesel, Mark R. Executive Vice President; King Jr., John S. Vice President; King, Staphanie L. Vice President; Kirkbaumer, Steven P. Senior Vice President; Kuhner, Kevin D. Vice President; Lackey, W. M. Reese Vice President; Larsen, Henrik P. Vice President; Lehavey, Yanay Vice President; Loftus, John S. Managing Director; Lown, David Executive Vice President; Ludwig, Jeff Senior Vice President; Mallegol, Andre J. Senior Vice President; Mariappa, Sudesh N. Managing Director; Martin, Scott W. Vice President; Martini, Michael E. Senior Vice President; Mather, Scott A. Executive Vice President; Matsuhisa, Robert L. Vice President; McCann, Patrick M. Vice President; McCray, Mark V. Executive Vice President; McCulley, Paul A. Managing Director; Meehan Jr., James P. Senior Vice President; Meiling, Dean S. Consulting Managing Director; Metsch, Mark E. Vice President; Mewbourne, Curtis Executive Vice President; Miller Jr., Kendall P. Vice President; Miller, John Senior Vice President; Millimet, Scott Senior Vice President; Mitchell, Gail Vice President; Moll, Jonathan D. Senior Vice President; Monson, Kirsten S. Executive Vice President; Moore, James F. Senior Vice President; Murata, Alfred T. Vice President; Muzzy, James F. Managing Director; Nercessian, Terry Vice President; Nieves, Roger O. Vice President; Norris, John Vice President; Okun, Ric Vice President; Ongaro, Douglas J. Senior Vice President; Otterbein, Thomas J. Executive Vice President; Palmer, Richard H. Vice President; Parikh, Saumil H. Vice President; Paulson, Bradley W. Executive Vice President; Perez, Keith Senior Vice President; Pflug, Bruce Senior Vice President; Phansalkar, Mohan V. Executive Vice President; Phillip, Elizabeth M. Executive Vice President; Pittman, David
J. Vice President; Podlich, William F. Consulting Managing Director; Porterfield, Mark J. Senior Vice President; Powers, William C. Managing Director; Prince, Jennifer L Vice President; Qu, Wendong Vice President; Ramsey, James Senior Vice President; Reimer, Danelle J. Vice President; Reimer, Ronald M. Vice President; Reisz, Paul W. Vice President; Rodgerson, Carol Vice President; Rodosky, Stephan A. Senior Vice President; Rollins, Melody Vice President; Romano, Mark A. Senior Vice President; Roney, Scott L. Senior Vice President; Rosiak, Jason Vice President; Ruthen, Seth R. Senior Vice President; Sargent, Jeffrey M. Senior Vice President; Schmider, Ernest L. Managing Director; Scholey, Leland T. Senior Vice President; Schucking, Ivor Senior Vice President; Schulist, Stephen O. Senior Vice President; Scibisz, Iwona E. Vice President; Sellers, Devin L. Vice President; Shaler, Tim Vice President; Sharp, William E. Vice President; Sheehy, Erica Vice President; Simon, Scott Executive Vice President; Spalding, W Scott Executive Vice President; Stauffer, Christina Vice President; Sirelow, Peter G. Vice President; Telish, Christine Vice President; Theodore, Kyle, J. Vice President; Thomas, Lee R. Managing Director; Thompson, William S. Jr. Chief Executive Officer; Thurston, Powell Vice President; Tyson, Richard E. Senior Vice President; Vallerta-Jordal, Maria-Theresa Vice President; Van De Zilver, Peter A. Vice President; Weil, Richard M. CEO & Managing Director; Willemsen, Mick Vice President; Wilson, Barry L. Vice President; Wilson, Susan Executive Vice President; Witham, Tamara Lynn Vice President; Wood, George H. Executive Vice President; Worah, Mihir P. Vice President; Wyman, Charles Executive Vice President; Yu, Cheng-Yuan Senior Vice President; Yu, Waller Vice President; Zhu, Changhong Senior Vice President.

         PIMCO Austrailia Pty. Ltd. Foxall, Julian Vice President; Harrison, Paul Vice President; Palghat, Kumar N. Executive Vice President; Wilson, John
F. Executive Vice President.

         PIMCO Asia Pte. Baker, Brian P. Executive Vice President; Fournier, Joseph A. Vice President; Low, Aaron Vice President; Maronilla, Ramon Vice President.

         PIMCO Japan Limited Harumi, Kazunori Vice President; Ishida, Koji Vice President; Kawamura, Kenjji Vice President; Kido, Masahiro Vice President; Kondo, Tetsuro Vice President; Makinoda, Naoto Vice President; Masanao, Tomayo Senior Vice President; Matsui, Akinori Senior Vice President; Mayuzumi, Sugako Vice President; Moriguchi, Masabumi Vice President; Okamura, Shigeki Senior Vice President; Pan, Evan T. Vice President; Plein, Jeffrey L. Vice President; Takano, Makoto Executive Vice President; Takechi, Yoichi Vice President.

         PIMCO Europe Limited Ahto, Laura A. Senior Vice President; Beyer, Nicolette Vice President; Craven, Paul Senior Vice President; Eberhardt, Michael Vice President; Fulford III, Richard F. Vice President; Garbuzov, Yuri
P. Senior Vice President; Goldman, Stephen S. Senior Vice President; Gupta, Shailesh Vice President; Holloway Jr., Dwight F. Executive Vice President; Horsington, Simon Vice President; Hudson, James Vice President; Johnson, Elissa
M. Vice President; Lindgren, Peter L. Senior Vice President; McDevitt, Joseph
V. Executive Vice President; O'Connell, Gillian Vice President; Pardi, Peter Paul Senior Vice President; Ravano, Emanuele Executive Vice President; Repoulis, Yiannis Vice President; Stutfard, Jamie Vice President; Young, David Senior Vice President; Van Heel, Marc Senior Vice President.

                                     * * *

         AEGON USA Investment Management LLC ("AUIM"), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, serves as sub-adviser to TA IDEX Transamerica Conservative High-Yield Bond. Its officers are: Douglas C. Kolsrud, Manager and Chairman of the Board; Brenda K. Clancy, Manager; Craig D. Vermie, Manager; Eric B. Goodman, President & Chief Investment Officer; Kirk W. Buese, Executive Vice President - Private Finance; William S. Cook, Executive Vice President -- Capital Market Strategies; Daniel P. Fox, Executive Vice President - Risk Management; Sarah C. Lange, Executive Vice President - Portfolio Management; David R. Ludke, Executive Vice President; Mark J. Zinkula, Executive Vice President - Public Fixed Income; David M. Carney, Senior Vice President and Chief Financial Officer; Bradley J. Beman, Senior Vice President; John T. Bender, Senior Vice President; Frank E. Collecchia, Senior Vice President; Mark
E. Dunn, Senior Vice President; David R. Halfpap, Senior Vice President; Steven
P. Opp, Senior Vice President; Sarvjeev S. Sidhu, Senior Vice President; Christopher R. Sebald, Senior Vice President; Michael B. Simpson, Senior Vice President; Jon L. Skaggs, Senior Vice President; Robert A. Smedley, Senior Vice President; Mark W. Bursinger, Vice President; Ashok K. Chawla, Vice President; Douglas A. Dean, Vice President; Mark D. Evans, Vice President; Mark A. Faulkenberg, Vice President; Robert Fitzsimmons, Vice President; Robert L. Hansen, Vice President; Scott P. Hassenstab, Vice President; Jon D. Kettering, Vice President; James R. Landis, Vice President; Jeffrey T. McGlaun, Vice President; Stephanie M. Phelps, Vice President; Gregory W. Theobald, Vice President and Assistant Secretary; Michael A. Urban, Vice President; Jeffrey A. Whitehead, Vice President; M. Christina Galligan, Assistant Vice President; Donna L. Heitzman, Assistant Vice President; Karen E. Hufnagel, Assistant Vice President; Michael N. Meese, Assistant Vice President; Mary T. Pech, Assistant Vice President; Michael J. Rudzik, Assistant Vice President; Paul J. Houk, General Counsel and Secretary; Robert S. Jett III, Assistant Secretary; Brian
E. Rolland, Treasurer; Clifton W. Flenniken III, Assistant Treasurer; and Cynthia L. Remley, Assistant General Counsel.

                                     * * *

         Banc of America Capital Management, LLC ("BACAP"), 101 S. Tryon Street, Charlotte, North Carolina 28255, serves as sub-adviser to TA IDEX Marsico Growth. Robert Harry Gordon, Various to President, Chief Executive Officer and Manager, also serves as President and Manager of BACAP Advisory Partners, LLC; Director of Banc of America Capital Management (Ireland), Limited. Director of Banc of America Capital Management Alternative Advisors, Inc. Various to President, Chairman, Chief Executive Officer and Manager of Banc of America Advisors, LLC. Senior Vice President - Investment Management Marketing and Distribution of Bank of America, N.A; Michael Edward Kenneally, Various to Chairman, Chief Investment Officer and Manager of Banc of America Capital Management, LLC, Chief Investment Officer and Manager of BACAP Advisory Partners, LLC., Manager of Banc of America Advisors, LLC, Director of Banc of America Capital Management Alternative Advisors, Inc. and Various to Senior Vice President - Investment Management Products of Bank of America, N.A; Edward David Bedard, Chief Administrative Officer, Treasurer and Manager of Banc of America Capital Management, LLC. Chief Operating Officer, Treasurer and Manager of BACAP Advisory Partners, LLC. Director of Banc of America Capital Management (Ireland), Limited. Various to Director, Senior Vice President and Treasurer of Banc of America Capital Management Alternative Advisors, Inc. Various to Chief Operating Officer, Chief Financial Officer and Manager of Banc of America Advisors, LLC. Senior Vice President of Bank of America, N.A; Preston ("Tony") Wayne Estep, Jr., Managing Director, Quantitative Strategies of BACAP, LLC. Managing Partner of Estep Trading Partners L.P. (1994 to 1998); Daniel Brendan Mulvey, Managing Director of Cash Investments Platform of BACAP, LLC. Managing Director of Money Market Group of BACAP, LLC (2000 to 2002). Managing Director and Manager of Short Term Investments of Westdeutsche Landesbank Asset Management (1999 to 2000). Vice President and Manager of Strategy Implementation Group of JP Morgan Investment Management Group (1997 to 1999). Vice President and Member of Fixed Income Strategy Committee of JP Morgan Investment Management Group (1997 to 1999). Vice President and Portfolio Manager of Short Term Investment Group of JP Morgan Investment Management Group (1995 to 1997). Assistant Vice President and Senior Fixed Income Trader of JP Morgan Investment Management Group (1991 to 1995). Peter D. Taube, Chief Financial Officer, also serves as Treasurer of Banc of America Advisors, LLC. Director and Chief Financial Officer of Fixed Income Division of Americas' of Merrill Lynch (1999 to 2002). Director and Chief Financial Officer of Global Credit Markets of Merrill Lynch (1998 to 1999). Senior vice President and Chief Financial Officer of Merrill Lynch Futures, Inc. (1996 to 1998). Andrew J. Stenwall, Various to Platform Executive for Fixed Income Investments. Senior Vice President of Bank of America, N.A. Director of Boatmen's Capital Management, Inc. (2000 to 2000). Portfolio Manager for Sovran Capital Management Corporation (1999 to 2000). Portfolio Manager for Lazard Freres (1995 to

1997). Steven Bruce Young, Managing Director for Asset Allocation and senior market strategist. Senior Consultant and partner with DeMarcho Associates, Inc. (1997 to 2000). Various to Senior Vice President - Regional Director and Institutional Portfolio Management with Boatmen's Trust Company (1989 to 1997).

                                     * * *

         ING Clarion Real Estate Securities ("Clarion"), 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser for TA IDEX Clarion Real Estate Securities. Its officers are: Ritson T. Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; John A. Weisz, Executive Officer; Stephen J. Furnary, Executive Officer; Charles Grossman, Executive Officer; and Arnoldus W. Veenhuysen, Executive Officer.

Item 27 Principal Underwriter

AFSG Securities Corporation

         (a) The Registrant has entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of Fund shares.

         (b)      Directors and Officers of Principal Underwriter


         Name                      Positions and Offices with Underwriter       Positions and Offices with Registrant
         ----                      --------------------------------------       --------------------------------------

Larry N. Norman           (1)     Director and President                        N/A

Anne M. Spaes             (1)     Director and Vice President                   N/A

Lisa Wachendorf           (1)     Director, Chief Compliance Officer
                                  and Vice President                            N/A

John K. Carter            (2)     Vice President                                Senior Vice President, Secretary and
                                                                                Counsel

William G. Cummings       (2)     Vice President, Controller and Treasurer      N/A

Linda Gilmer              (1)     Assistant Treasurer                           N/A

Frank A. Camp             (1)     Secretary                                     N/A

Thomas R. Moriarty        (2)     Vice President                                N/A

Emily Monroe Bates        (3)     Assistant Treasurer                           N/A

Teresa L. Stolba          (1)      Assistant Compliance Officer                 N/A

Clifton W. Flenniken III  (4)     Assistant Treasurer                           N/A

Priscilla I. Hechler      (2)     Assistant Vice President and                  N/A
                                  Assistant Secretary

Darin D. Smith            (1)     Vice President and                            N/A
                                  Assistant Secretary


Carrie Bekker             (2)     Assistant Vice President                      N/A


(1)      4333 Edgewood Road, N.E., Cedar Rapids, IA  52499-0001

(2)      570 Carillon Parkway, St. Petersburg, FL  33716-1202

(3)      400 West Market Street, Louisville, KY  40202

(4)      1111 North Charles Street, Baltimore, MD  21201

ITEM 28  LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

         (a) Shareholder records are maintained by the Registrant's transfer agent, AEGON/Transamerica Investor Services, Inc., P.O. Box 9015, Clearwater, FL 33758-9015.

         (b) All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, Florida 33716 and are in the physical possession of the officers of the Fund, or at the offices of the Custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

ITEM 29  MANAGEMENT SERVICES

         The Registrant has no management-related service contract that is not discussed in Part I of this form. See the section of the Prospectus entitled "Investment Advisory and Other Services" for a discussion of the management and advisory services furnished by ATFA, Janus, Jennison, T. Rowe Price, SaBAM, TIM, AUIM, Great Companies, Federated, Gateway, American Century, Clarion, BACAP, Templeton and PIMCO pursuant to the Management and Investment Advisory Agreements, the Investment Counsel Sub-Advisory Agreements, the Administrative Services Agreement and the Underwriting Agreement.

ITEM 30  UNDERTAKINGS

                 Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Transamerica IDEX Mutual Funds, has duly caused this Post-Effective Amendment No. 58 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 6th day of April, 2004.


                                     Transamerica IDEX Mutual Funds

                                     By: /s/ John K. Carter
                                         -------------------------------
                                         John K. Carter*
                                         Senior Vice President, Secretary &
                                         General Counsel



        Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 58 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:





/s/ Peter R. Brown                               Chairman & Trustee                       April 6, 2004
----------------------------------------                                                  --------------
Peter R. Brown *

/s/ William W. Short, Jr.                        Vice Chairman & Trustee                  April 6, 2004
----------------------------------------                                                  --------------
William W. Short, Jr. *

/s/ Daniel Calabria                              Trustee                                  April 6, 2004
----------------------------------------                                                  --------------
Daniel Calabria *

/s/ Charles C. Harris                            Trustee                                  April 6, 2004
----------------------------------------                                                  --------------
Charles C. Harris*

/s/ Jack E. Zimmerman                            Trustee                                  April 6, 2004
----------------------------------------                                                  --------------
Jack E. Zimmerman *

/s/ Janice B. Case                               Trustee                                  April 6, 2004
----------------------------------------                                                  --------------
Janice B. Case*

/s/ Thomas P. O'Neill                            Trustee                                  April 6, 2004
----------------------------------------                                                  --------------
Thomas P. O'Neill*

/s/ Russell A. Kimball, Jr.                      Trustee                                  April 6, 2004
----------------------------------------                                                  --------------
Russell A. Kimball, Jr. *

/s/ Leo J. Hill                                  Trustee                                  April 6, 2004
----------------------------------------                                                  --------------
Leo J. Hill *

/s/ Brian C. Scott                               President & Chief Executive Officer      April 6, 2004
----------------------------------------                                                  --------------
Brian C. Scott*

/s/ Kim D. Day                                   Vice President, Treasurer                April 6, 2004
----------------------------------------         & Principal Financial Officer            --------------
Kim D. Day*



/s/ John K. Carter
----------------------------------------
*Signed by John K. Carter
Attorney in Fact


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 58 TO
                           REGISTRATION STATEMENT ON
                                   FORM N-1A

                               IDEX MUTUAL FUNDS
                            REGISTRATION NO. 33-2659


                    ALL EXHIBITS WILL BE FILED BY AMENDMENT.